[LOGO]                                                                EDUCATION


Annual Report July 31, 2001



                                                                        Arizona

[photo of Highway]     EATON VANCE                                     Colorado
                       MUNICIPALS
                         TRUST                                      Connecticut

                                                                       Michigan

                                                                      Minnesota

                                                                     New Jersey

                                                                   Pennsylvania

                                                                         Texas


[photo of Bridge]

Eaton Vance Municipals Funds as of July 31, 2001

LETTER TO SHAREHOLDERS

[photo of          The municipal bond market
Thomas J. Fetter]  has long been the primary
                   source of funding in the U.S
Thomas J. Fetter   for state and local public projects.
President          Given the vast size and compli-
                   cated nature of this arena,
                   market participants require
                   sound criteria to determine credit
                   quality, assess risk and establish
                   consistent benchmarks for valua-
                   tions. Determining credit quality
is, therefore, a most critical function. This role is played, in part, by rating agencies, including the acknowledged market leaders, Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) and Fitch/IBCA (Fitch).

Rating agencies produce widely
recognized credit standards...

Just as loan officers review the creditworthiness of mortgage applicants, rating agencies have established credit standards that are used to analyze municipal and corporate borrowers. Approximately 97% of the municipal bonds issued in 2000 were accorded a rating from a major rating agency. The agencies base their ratings on many considerations, including:

- The capacity of the borrower to make timely interest payments and repay principal;
-    The maturity and nature of the debt obligation;
- Protective covenants for lenders in the event of bankruptcy or a significant change in the borrower's revenue outlook.

From AAA to D, ratings provide an
objective assessment of credit risk...

Bonds rated BBB(S&P or Fitch)/Baa(Moody's) or above are considered investment-grade, with bonds rated AAA (S&P or Fitch)/Aaa(Moody's) deemed to be of the highest quality and AA/Aa rated bonds considered high quality.* Bonds rated below BBB/ Baa are non-investment grade, with gradations below that tier reflecting different levels of risk. Ratings are subject to routine follow-up reviews and may be changed or withdrawn due to changes in an issuer's underlying fundamentals or other pertinent circumstances. Typically, bonds may rise or fall in value in the wake of an upgrade or downgrade.

The higher the credit rating, the lower
the interest rate...

Accordingly, an issuer with a AAA rating can be expected to issue new bonds at or near the lowest prevailing interest rate. Conversely, an issuer with a lower credit rating will be required to pay higher rates.

In the secondary market, higher-rated bonds in a given category typically trade at higher prices and, therefore, provide lower yields than bonds of lower quality. These yield differentials are called "quality spreads," and are characterized in basis points. A basis point equals .01%. Spreads among differently rated bonds may vary according to supply, market fundamentals and investor sentiment, and such fluctuations play a major role in bond investment strategy.

Ratings are an invaluable tool for
issuers and investors alike...

Ratings issued by major agencies do not represent a recommendation to buy or sell, nor are they a judgement as to a bond's suitability as an investment. They are, however, a much-needed tool used to evaluate bonds in the marketplace. The existence of a clearly defined rating system contributes to orderly and transparent markets, which is important for issuers and investors alike.

With its long history of success, the municipal bond market will likely remain the dominant pool of capital for important public works. As they have for the past century, the major ratings agencies will continue to play an important role in that vital process.



                             Sincerely,

                             THOMAS J. FETTER

                             Thomas J. Fetter
                             President
                             September 14, 2001



*Not all bonds have ratings from S&P, Moody's or Fitch. Some may have proprietary ratings from other rating agencies or may be non-rated.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER
    OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
                           YIELDS WILL CHANGE.
--------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of July 31, 2001

MARKET RECAP

The world was shaken on September 11 by the terrorist attacks in New York, Washington, D.C. and western Pennsylvania. As the American people mourn their losses and the world anticipates military action, it is clear that the global and U.S. economies will suffer some short-term, negative affects of these events. Corporate America had already begun job layoffs in the weakening economy, particularly within the technology and manufacturing sectors. In the wake of the attacks, the pace of job cuts has gathered further momentum.

Amid layoffs and waning consumer confidence, Gross Domestic Product posted disappointing growth in the second quarter 2001...

Consumer spending, which held up reasonably well through much of the past year, has showed recent signs of weakening. Together, the job cuts and declining stock market have taken an increasing toll on consumer confidence. Reflecting the weak economy, the nation's Gross Domestic Product, which grew a tepid 1.3% in the first quarter of 2001, managed only a 0.2% increase in the second quarter, according to revised figures.

The Federal Reserve has aggressively lowered short-term interest rates in 2001...

In response to the flagging economy, the Federal Reserve embarked on an aggressive monetary easing. Beginning in early January, the Fed initiated a series of interest rate cuts and, by the end of August, had reduced its benchmark Federal Funds rate - a key short-term interest rate barometer - by 300 basis points (3.00%). The bond market - which typically moves in the opposite direction of interest rates - launched an impressive rally.
In the immediate aftermath of the terrorist attacks, the Fed lowered rates an additional 50 basis points (0.50%).

New uncertainties about the likely direction of the economy ...

Prior to the September attacks, data suggested that the Fed's interest rate cuts had considerably reduced the prospects of a full-scale recession. The

[GRAPH]
Municipal bonds yields 95% of Treasury yields

5.22%                                       8.64%
30-Year AAA-rated                           Taxable equivalent yield
General Obligations (GO) Bonds*             in 30.6% tax bracket

5.52%
10-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compliation of a representative variety of general obligations and are not necessarily representative of a fund's yield. Statistics as of July 31, 2001.

Past performance is no gurantee of future results.
Source: Bloomsberg, L.P.

Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - reflected that pullback. The Index, which had a total return of 10.08% for the year ended July 31, 2001, had a return of just 3.38% for the final six months of that period.* However, following these recent events, uncertainty is likely to characterize the markets for a while, as investors struggle to ascertain the future of the economy.

Municipal bonds offer quality in a period of investor concern...

Municipal bonds have attracted more attention from investors in the past year, especially given the uncertain economic outlook. The municipal sector has also proven significantly less volatile than the corporate bond market, which has been characterized by high default rates. The equity markets, already in retreat over the weak economy, have been badly shaken by recent events.

To be sure, there are many concerns overhanging the economy and the financial markets over the near-term, including the municipal bond market. A weaker economy could result in lower revenues for states and municipalities, possibly resulting in increased funding needs. However, we believe that municipal bonds represent a measure of refuge from recent market volatility, while continuing to offer tax-exempt income. And municipal bonds will undoubted help finance the rebuilding of our damaged infrastructure. We believe the municipal market will play a vital role as we look toward better days ahead.

*It is not possible to invest directly in the Index.

Eaton Vance Arizona Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of            Management Update
Cynthia J. Clemson]  ---------------------------
                     - Major revisions in Arizona's eco-
                       nomic data for recent quarters
Cynthia J. Clemson     have revealed a mixed picture.
  Portfolio Manager    While population and personal
                       income are much higher than pre-
                       viously estimated, employment fig-
                       ures are weaker. Construction led
                       all other sectors in job growth,
                       boosted by strong activity in
                       commercial construction.

- Arizona has a number of projects in the pipeline that should keep the commercial construction industry going strong. The state will be funding over $1 billion in capital to build or refurbish its public schools over the next several years. New stadiums for hockey and football are in the works, estimated at a combined $600 million. Finally, there are currently more than 20 projects planned to build new electric generation plants, which would nearly double current capacity.

- At nearly 19% of the Portfolio's net assets, the largest weighting at July 31 was insured hospital bonds,* which help serve the booming population of Arizona. Escrowed/prerefunded bonds were another major Portfolio component.

*Private insurance does not decrease the risk of loss of principal associated with these investments.

Rating Distribution+
-------------------------------

[CHART]
AAA        57.3%
AA         15.8%
A           8.5%
BBB         2.8%
BB          0.2%
B           0.9%
Non-Rated  14.5%

+  May not represent the Portfolio's current or future investments.


The Fund
-------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 7.46% and 6.73%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.68 on July 31, 2001 from $9.48 on July 31, 2000, and the reinvestment of $0.492 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.77 from $10.54, and the reinvestment of $0.467 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 4.96% for Class A and 4.22% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.58% and 7.30%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.53% and 4.12%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 7.83% and 7.12% respectively.(4)


[CHART]
Comparison of Change in Value of a $10,000 Investment in Eaton Vance Arizona Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

July 31, 1991 - July 31, 2001

                        Eaton Vance                    Lehman Brother
                          Arizona                      Municipal Bond
                  Municipal Fund, Class B                  Index
      7/91                                $10,000                   $10,000
      8/91                                 10,079                    10,132
      9/91                                 10,310                    10,264
     10/91                                 10,411                    10,356
     11/91                                 10,396                    10,385
     12/91                                 10,736                    10,608
      1/92                                 10,698                    10,632
      2/92                                 10,719                    10,636
      3/92                                 10,635                    10,640
      4/92                                 10,720                    10,734
      5/92                                 10,931                    10,861
      6/92                                 11,146                    11,043
      7/92                                 11,621                    11,374
      8/92                                 11,343                    11,263
      9/92                                 11,386                    11,337
     10/92                                 11,046                    11,225
     11/92                                 11,437                    11,426
     12/92                                 11,598                    11,543
      1/93                                 11,625                    11,677
      2/93                                 12,300                    12,100
      3/93                                 12,153                    11,972
      4/93                                 12,278                    12,092
      5/93                                 12,349                    12,160
      6/93                                 12,638                    12,364
      7/93                                 12,616                    12,379
      8/93                                 12,970                    12,637
      9/93                                 13,127                    12,781
     10/93                                 13,170                    12,806
     11/93                                 12,988                    12,693
     12/93                                 13,337                    12,961
      1/94                                 13,493                    13,109
      2/94                                 13,062                    12,770
      3/94                                 12,295                    12,249
      4/94                                 12,352                    12,353
      5/94                                 12,470                    12,460
      6/94                                 12,331                    12,384
      7/94                                 12,581                    12,611
      8/94                                 12,615                    12,655
      9/94                                 12,369                    12,469
     10/94                                 12,012                    12,248
     11/94                                 11,674                    12,026
     12/94                                 12,045                    12,291
      1/95                                 12,534                    12,642
      2/95                                 13,008                    13,010
      3/95                                 13,143                    13,160
      4/95                                 13,136                    13,175
      5/95                                 13,574                    13,596
      6/95                                 13,349                    13,477
      7/95                                 13,416                    13,604
      8/95                                 13,582                    13,777
      9/95                                 13,648                    13,864
     10/95                                 13,894                    14,065
     11/95                                 14,218                    14,299
     12/95                                 14,401                    14,436
      1/96                                 14,482                    14,545
      2/96                                 14,314                    14,447
      3/96                                 14,052                    14,263
      4/96                                 13,989                    14,222
      5/96                                 13,963                    14,217
      6/96                                 14,114                    14,372
      7/96                                 14,244                    14,502
      8/96                                 14,245                    14,499
      9/96                                 14,462                    14,701
     10/96                                 14,581                    14,867
     11/96                                 14,812                    15,140
     12/96                                 14,746                    15,076
      1/97                                 14,760                    15,104
      2/97                                 14,930                    15,243
      3/97                                 14,733                    15,040
      4/97                                 14,882                    15,166
      5/97                                 15,089                    15,394
      6/97                                 15,230                    15,558
      7/97                                 15,646                    15,989
      8/97                                 15,509                    15,839
      9/97                                 15,679                    16,027
     10/97                                 15,764                    16,130
     11/97                                 15,841                    16,225
     12/97                                 16,064                    16,462
      1/98                                 16,351                    16,631
      2/98                                 16,371                    16,636
      3/98                                 16,380                    16,651
      4/98                                 16,251                    16,576
      5/98                                 16,482                    16,838
      6/98                                 16,498                    16,905
      7/98                                 16,513                    16,947
      8/98                                 16,738                    17,209
      9/98                                 16,883                    17,423
     10/98                                 16,838                    17,423
     11/98                                 16,900                    17,484
     12/98                                 16,912                    17,528
      1/99                                 17,091                    17,736
      2/99                                 16,990                    17,659
      3/99                                 16,983                    17,683
      4/99                                 17,044                    17,727
      5/99                                 16,942                    17,625
      6/99                                 16,622                    17,371
      7/99                                 16,636                    17,435
      8/99                                 16,366                    17,295
      9/99                                 16,274                    17,302
     10/99                                 15,874                    17,115
     11/99                                 15,998                    17,297
     12/99                                 15,780                    17,168
      1/00                                 15,631                    17,093
      2/00                                 15,905                    17,292
      3/00                                 16,340                    17,669
      4/00                                 16,171                    17,565
      5/00                                 15,993                    17,474
      6/00                                 16,483                    17,937
      7/00                                 16,771                    18,186
      8/00                                 17,054                    18,466
      9/00                                 16,894                    18,370
     10/00                                 17,087                    18,571
     11/00                                 17,166                    18,711
     12/00                                 17,697                    19,174
      1/01                                 17,764                    19,364
      2/01                                 17,616                    19,425
      3/01                                 17,692                    19,599
      4/01                                 17,283                    19,387
      5/01                                 17,457                    19,595
      6/01                                 17,620                    19,727
      7/01                                 17,900                    20,019


* Source: TowersData, Bethesda, MD. Investment operations commenced on 7/25/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $14,263 on 7/31/01; $13,584, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.+May not represent the Portfolio's current or future investments.

-------------------------------------------------------------------------------

Fund Information
as of July 31, 2001

Performance(6)                  Class A  Class B

Average Annual Total Returns (at net asset value)
One Year                         7.46%     6.73%
Five Years                       5.44      4.67
Ten Years                        N.A.      5.99
Life of Fund+                    4.76      6.08

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                         2.39%     1.73%
Five Years                       4.42      4.34
Ten Years                        N.A.      5.99
Life of Fund+                    4.10      6.08

+Inception date: Class A: 12/13/93; Class B: 7/25/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 42.17% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 98.47% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

Eaton Vance Colorado Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of          Management Update
William H. Ahern]  ------------------------------
                   - Colorado's economy proved to be
William H. Ahern     remarkably resilient in the face of
Portfolio Manager    the national economic slowdown.
                     According to one business journal,
                     Colorado was in fact the country's
                     hottest economy in the second
                     quarter of 2001. The unemploy-
                     ment rate was a low 3.3% as of
                     July 2001, a pleasant surprise
                     considering the layoff announce-
                     ments dominating the news this
                     year.

- Residential construction grew at a healthy rate in 2001, creating some good investment opportunities in housing bonds, which constituted 10.3% of the Portfolio's net assets at July 31. However, this was offset by a sharp slowdown in non-resident construction; the Portfolio's exposure to investments in this area was limited.

- Management continued its efforts to upgrade the Portfolio's call protection. With lower rates, there is a growing possibility that some bonds may be called prior to maturity, causing the proceeds to be invested at lower interest rates.

Rating Distribution+
---------------------------------------------

[CHART]

AAA                      62.2%
AA                        4.9%
A                        10.5%
BBB                       8.7%
BB                        1.6%
Non-Rated                12.1%

+ May not represent the Portfolio's current or future investments.

The Fund
---------------------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 11.35% and 10.58%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.68 on July 31, 2001 from $9.16 on July 31, 2000, and the reinvestment of $0.494 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.54 from $ 9.97, and the reinvestment of $0.461 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 5.01% for Class A and 4.30% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.63% and 7.40%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.74% and 4.19%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 8.16% and 7.21% respectively.(4)

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Colorado Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1992 - July 31, 2001

                        Eaton Vance                     Lehman Brother
                          Colorado                      Municipal Bond
                  Municipal Fund, Class B                   Index
      8/92                                 $10,000                   $10,000
      9/92                                  10,020                    10,065
     10/92                                   9,762                     9,966
     11/92                                  10,205                    10,145
     12/92                                  10,353                    10,249
      1/93                                  10,465                    10,368
      2/93                                  10,896                    10,743
      3/93                                  10,746                    10,629
      4/93                                  10,900                    10,736
      5/93                                  10,964                    10,797
      6/93                                  11,147                    10,977
      7/93                                  11,166                    10,991
      8/93                                  11,430                    11,220
      9/93                                  11,575                    11,348
     10/93                                  11,604                    11,370
     11/93                                  11,475                    11,270
     12/93                                  11,707                    11,508
      1/94                                  11,847                    11,639
      2/94                                  11,443                    11,338
      3/94                                  10,776                    10,876
      4/94                                  10,839                    10,968
      5/94                                  10,957                    11,063
      6/94                                  10,809                    10,995
      7/94                                  11,058                    11,197
      8/94                                  11,068                    11,236
      9/94                                  10,854                    11,071
     10/94                                  10,573                    10,874
     11/94                                  10,309                    10,678
     12/94                                  10,592                    10,913
      1/95                                  11,005                    11,225
      2/95                                  11,427                    11,551
      3/95                                  11,505                    11,684
      4/95                                  11,475                    11,698
      5/95                                  11,819                    12,071
      6/95                                  11,613                    11,965
      7/95                                  11,675                    12,079
      8/95                                  11,827                    12,232
      9/95                                  11,875                    12,309
     10/95                                  12,148                    12,488
     11/95                                  12,420                    12,696
     12/95                                  12,563                    12,817
      1/96                                  12,614                    12,914
      2/96                                  12,471                    12,827
      3/96                                  12,255                    12,663
      4/96                                  12,233                    12,627
      5/96                                  12,234                    12,623
      6/96                                  12,348                    12,760
      7/96                                  12,430                    12,876
      8/96                                  12,406                    12,873
      9/96                                  12,592                    13,053
     10/96                                  12,701                    13,200
     11/96                                  12,913                    13,442
     12/96                                  12,877                    13,385
      1/97                                  12,914                    13,410
      2/97                                  13,045                    13,534
      3/97                                  12,901                    13,353
      4/97                                  13,001                    13,465
      5/97                                  13,178                    13,668
      6/97                                  13,422                    13,813
      7/97                                  13,829                    14,196
      8/97                                  13,728                    14,063
      9/97                                  13,832                    14,229
     10/97                                  13,974                    14,321
     11/97                                  14,044                    14,405
     12/97                                  14,235                    14,616
      1/98                                  14,354                    14,766
      2/98                                  14,371                    14,771
      3/98                                  14,379                    14,784
      4/98                                  14,286                    14,717
      5/98                                  14,431                    14,950
      6/98                                  14,472                    15,009
      7/98                                  14,485                    15,047
      8/98                                  14,691                    15,279
      9/98                                  14,837                    15,469
     10/98                                  14,769                    15,469
     11/98                                  14,826                    15,523
     12/98                                  14,824                    15,562
      1/99                                  14,948                    15,748
      2/99                                  14,827                    15,679
      3/99                                  14,833                    15,700
      4/99                                  14,916                    15,739
      5/99                                  14,834                    15,648
      6/99                                  14,566                    15,423
      7/99                                  14,564                    15,479
      8/99                                  14,342                    15,355
      9/99                                  14,269                    15,362
     10/99                                  14,013                    15,195
     11/99                                  14,139                    15,357
     12/99                                  13,923                    15,242
      1/00                                  13,671                    15,176
      2/00                                  13,923                    15,352
      3/00                                  14,279                    15,688
      4/00                                  14,152                    15,595
      5/00                                  13,972                    15,514
      6/00                                  14,394                    15,925
      7/00                                  14,629                    16,147
      8/00                                  14,875                    16,396
      9/00                                  14,771                    16,310
     10/00                                  14,963                    16,488
     11/00                                  15,080                    16,613
     12/00                                  15,554                    17,023
      1/01                                  15,555                    17,192
      2/01                                  15,658                    17,247
      3/01                                  15,772                    17,401
      4/01                                  15,470                    17,213
      5/01                                  15,692                    17,398
      6/01                                  15,857                    17,514
      7/01                                  16,176                    17,774

* Source: TowersData, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $14,447 on 7/31/01; $13,759, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Fund Information
as of July 31, 2001

Performance(6)                   Class A  Class B
Average Annual Total Returns (at net asset value)
One Year                          11.35%  10.58%
Five Years                         6.13    5.41
Life of Fund+                      4.93    5.58

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                           6.02%   5.58%
Five Years                         5.10    5.08
Life of Fund+                      4.26    5.58

+Inception date: Class A: 12/10/93; Class B: 8/25/92

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 41.92% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.47% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------
xxxxx
Eaton Vance Connecticut Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of          Management Update
William H. Ahern]  ------------------------------
                   - Consistent with the national trend,
William H. Ahern     the Connecticut economy showed
Portfolio Manager    signs of slowing in the first half of
                     2001. While total non-farm
                     employment increased slightly
                     from last year, the unemployment
                     rate and the number of new jobless
                     claims rose slightly. Housing
                     seemed to be on solid ground in
                     2001, with new housing permits
                     keeping pace with 2000 figures.

- Education and insured education bonds* remained among the larger sector weightings in the the Portfolio at July 31. These bonds included issues from University of Connecticut, Trinity College, and Yale University.

- The Portfolio maintained a well-diversified coupon allocation. Management balanced higher-income issues with interest rate-sensitive, lower-coupon issues for appreciation potential. The Portfolio continued its efforts to upgrade its call protection, which should be beneficial in a falling interest rate environment.

*Private insurance does not decrease the risk of loss of principal associated with these investments.

Rating Distribution+
---------------------------------------

[CHART]
AAA                      44.2%
AA                       20.3%
A                        13.2%
BBB                      17.5%
Non-Rated                 4.8%

+May not represent the Portfolio's current or future investments.


The Fund
-----------------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 11.30% and 10.48%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.75 on July 31, 2001 from $10.14 on July 31, 2000, and the reinvestment of $0.509 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.70 from $10.09, and the reinvestment of $0.426 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 4.74% for Class A and 4.00% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.15% and 6.88%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.36% and 3.85%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 7.50% and 6.62% respectively.(4)


     [CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Conneticut Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

May 31, 1992 - July 31, 2001

                         Eaton Vance                     Lehman Brother
                         Connecticut                     Municipal Bond
                   Municipal Fund, Class B                   Index
      5/92                                  $10,000                   $10,000
      6/92                                   10,215                    10,168
      7/92                                   10,616                    10,473
      8/92                                   10,409                    10,370
      9/92                                   10,416                    10,438
     10/92                                   10,131                    10,336
     11/92                                   10,491                    10,521
     12/92                                   10,617                    10,628
      1/93                                   10,741                    10,752
      2/93                                   11,179                    11,141
      3/93                                   11,048                    11,023
      4/93                                   11,173                    11,134
      5/93                                   11,237                    11,197
      6/93                                   11,455                    11,384
      7/93                                   11,442                    11,398
      8/93                                   11,710                    11,636
      9/93                                   11,835                    11,769
     10/93                                   11,821                    11,791
     11/93                                   11,679                    11,687
     12/93                                   11,933                    11,934
      1/94                                   12,043                    12,070
      2/94                                   11,686                    11,758
      3/94                                   11,084                    11,279
      4/94                                   11,102                    11,374
      5/94                                   11,200                    11,473
      6/94                                   11,071                    11,403
      7/94                                   11,290                    11,612
      8/94                                   11,298                    11,652
      9/94                                   11,057                    11,481
     10/94                                   10,736                    11,277
     11/94                                   10,353                    11,073
     12/94                                   10,697                    11,317
      1/95                                   11,104                    11,641
      2/95                                   11,486                    11,979
      3/95                                   11,576                    12,117
      4/95                                   11,568                    12,131
      5/95                                   11,881                    12,518
      6/95                                   11,706                    12,409
      7/95                                   11,803                    12,526
      8/95                                   11,980                    12,685
      9/95                                   12,075                    12,765
     10/95                                   12,254                    12,951
     11/95                                   12,481                    13,166
     12/95                                   12,601                    13,292
      1/96                                   12,662                    13,393
      2/96                                   12,527                    13,302
      3/96                                   12,318                    13,132
      4/96                                   12,318                    13,095
      5/96                                   12,329                    13,090
      6/96                                   12,442                    13,233
      7/96                                   12,547                    13,353
      8/96                                   12,533                    13,350
      9/96                                   12,707                    13,536
     10/96                                   12,815                    13,689
     11/96                                   13,002                    13,940
     12/96                                   12,950                    13,881
      1/97                                   12,947                    13,907
      2/97                                   13,077                    14,035
      3/97                                   12,941                    13,848
      4/97                                   13,038                    13,964
      5/97                                   13,187                    14,174
      6/97                                   13,328                    14,325
      7/97                                   13,697                    14,722
      8/97                                   13,591                    14,584
      9/97                                   13,732                    14,757
     10/97                                   13,806                    14,852
     11/97                                   13,872                    14,939
     12/97                                   14,049                    15,157
      1/98                                   14,178                    15,313
      2/98                                   14,205                    15,318
      3/98                                   14,223                    15,332
      4/98                                   14,152                    15,262
      5/98                                   14,321                    15,504
      6/98                                   14,359                    15,565
      7/98                                   14,381                    15,604
      8/98                                   14,585                    15,845
      9/98                                   14,715                    16,043
     10/98                                   14,669                    16,042
     11/98                                   14,723                    16,098
     12/98                                   14,743                    16,139
      1/99                                   14,905                    16,331
      2/99                                   14,848                    16,260
      3/99                                   14,850                    16,282
      4/99                                   14,901                    16,323
      5/99                                   14,829                    16,228
      6/99                                   14,624                    15,995
      7/99                                   14,645                    16,053
      8/99                                   14,459                    15,924
      9/99                                   14,395                    15,931
     10/99                                   14,133                    15,758
     11/99                                   14,227                    15,926
     12/99                                   14,077                    15,807
      1/00                                   13,962                    15,738
      2/00                                   14,153                    15,921
      3/00                                   14,433                    16,269
      4/00                                   14,344                    16,173
      5/00                                   14,217                    16,089
      6/00                                   14,592                    16,515
      7/00                                   14,837                    16,745
      8/00                                   15,078                    17,003
      9/00                                   14,969                    16,915
     10/00                                   15,112                    17,099
     11/00                                   15,224                    17,228
     12/00                                   15,664                    17,654
      1/01                                   15,765                    17,829
      2/01                                   15,848                    17,886
      3/01                                   15,972                    18,046
      4/01                                   15,757                    17,850
      5/01                                   15,975                    18,043
      6/01                                   16,137                    18,163
      7/01                                   16,392                    18,432

- Source: TowersData, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/30/94 at net asset value would have grown to $15,796 on 7/31/01; $15,044, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Fund Information
as of July 31, 2001

Performance(6)                   Class A  Class B
Average Annual Total Returns (at net asset value)
One Year                          11.30%   10.48%
Five Years                         6.34     5.49
Life of Fund+                      6.47     5.58

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                           5.97%    5.48%
Five Years                         5.30     5.17
Life of Fund+                      5.76     5.58

+Inception date: Class A: 4/19/94; Class B: 5/1/92

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge(CDSC)for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 41.84% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.46% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

Eaton Vance Michigan Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of          Management Update
William H. Ahern]  ---------------------------------
                   - Despite layoffs at the Big Three
William H. Ahern     automakers and disappointing
Portfolio Manager    corporate profits, Michigan's
                     economic picture has been fairly
                     positive, thanks to its newly diver-
                     sified economy. Unemployment
                     has been at the lowest levels in
                     state history; significantly, a large
                     percentage of new jobs has been
                     outside the automobile and
                     manufacturing industries.

- Constituting 17.8% of the Portfolio's net assets, insured general obligations
  (GOs)* were the largest sector represented at July 31. GOs are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction, and as a result, are often accorded a fairly high credit quality rating.

- Management continued its efforts to improve the Portfolio's call protection. With the decline of interest rates from their highs earlier in the decade, many bonds are now approaching call dates. Call protection has therefore become an increasingly important strategic consideration.

*Private insurance does not decrease the risk of loss of principal associated with these investments.

Rating Distribution+
----------------------------------------------

[CHART]
AAA                      59.4%
AA                        0.3%
A                        20.8%
BBB                       8.2%
BB                        0.1%
Non-Rated                11.2%

+May not represent the Portfolio's current or future investments.


The Fund
-------------------------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 11.37% and 10.59%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.57 on July 31, 2001 from $9.04 on July 31, 2000, and the reinvestment of $0.475 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.69 from $10.09, and the reinvestment of $0.448 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 4.97% for Class A and 4.21% for Class B.(3) These distribution rates are equivalent to taxable rates of 8.61% and 7.29%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.39% and 3.87%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 7.60% and 6.70% respectively.(4)

[CHART]
Comparison of Change in Value of a $10,000 Investment in Eaton Vance Michigan Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

April 30, 1991 - July 31, 2001

                        Eaton Vance                     Lehman Brother
                          Michigan                      Municipal Bond
                  Municipals Fund, Class B                  Index
      4/91                                 $10,000                   $10,000
      5/91                                  10,030                    10,089
      6/91                                   9,968                    10,079
      7/91                                  10,180                    10,202
      8/91                                  10,338                    10,336
      9/91                                  10,488                    10,471
     10/91                                  10,592                    10,565
     11/91                                  10,576                    10,594
     12/91                                  10,887                    10,822
      1/92                                  10,911                    10,846
      2/92                                  10,901                    10,850
      3/92                                  10,846                    10,854
      4/92                                  10,955                    10,951
      5/92                                  11,118                    11,080
      6/92                                  11,327                    11,265
      7/92                                  11,761                    11,603
      8/92                                  11,518                    11,490
      9/92                                  11,550                    11,565
     10/92                                  11,189                    11,451
     11/92                                  11,579                    11,657
     12/92                                  11,713                    11,776
      1/93                                  11,851                    11,913
      2/93                                  12,329                    12,343
      3/93                                  12,166                    12,213
      4/93                                  12,292                    12,336
      5/93                                  12,375                    12,405
      6/93                                  12,589                    12,613
      7/93                                  12,551                    12,629
      8/93                                  12,818                    12,892
      9/93                                  12,943                    13,039
     10/93                                  12,962                    13,064
     11/93                                  12,831                    12,949
     12/93                                  13,126                    13,222
      1/94                                  13,281                    13,373
      2/94                                  12,868                    13,027
      3/94                                  12,164                    12,496
      4/94                                  12,243                    12,602
      5/94                                  12,348                    12,712
      6/94                                  12,219                    12,634
      7/94                                  12,468                    12,866
      8/94                                  12,501                    12,910
      9/94                                  12,287                    12,721
     10/94                                  11,975                    12,495
     11/94                                  11,669                    12,269
     12/94                                  12,005                    12,539
      1/95                                  12,434                    12,897
      2/95                                  12,836                    13,272
      3/95                                  12,958                    13,425
      4/95                                  12,937                    13,441
      5/95                                  13,302                    13,870
      6/95                                  13,087                    13,748
      7/95                                  13,168                    13,878
      8/95                                  13,322                    14,055
      9/95                                  13,415                    14,143
     10/95                                  13,676                    14,349
     11/95                                  13,977                    14,587
     12/95                                  14,161                    14,727
      1/96                                  14,243                    14,839
      2/96                                  14,073                    14,738
      3/96                                  13,835                    14,550
      4/96                                  13,772                    14,509
      5/96                                  13,759                    14,503
      6/96                                  13,909                    14,661
      7/96                                  14,024                    14,794
      8/96                                  13,996                    14,791
      9/96                                  14,199                    14,997
     10/96                                  14,317                    15,167
     11/96                                  14,562                    15,445
     12/96                                  14,493                    15,380
      1/97                                  14,436                    15,409
      2/97                                  14,591                    15,550
      3/97                                  14,390                    15,343
      4/97                                  14,524                    15,471
      5/97                                  14,745                    15,704
      6/97                                  14,885                    15,871
      7/97                                  15,288                    16,311
      8/97                                  15,132                    16,158
      9/97                                  15,259                    16,350
     10/97                                  15,356                    16,455
     11/97                                  15,473                    16,552
     12/97                                  15,709                    16,793
      1/98                                  15,851                    16,966
      2/98                                  15,868                    16,972
      3/98                                  15,889                    16,987
      4/98                                  15,756                    16,910
      5/98                                  16,029                    17,178
      6/98                                  16,043                    17,245
      7/98                                  16,070                    17,289
      8/98                                  16,308                    17,556
      9/98                                  16,451                    17,775
     10/98                                  16,372                    17,774
     11/98                                  16,446                    17,836
     12/98                                  16,410                    17,881
      1/99                                  16,557                    18,094
      2/99                                  16,465                    18,015
      3/99                                  16,455                    18,040
      4/99                                  16,496                    18,085
      5/99                                  16,374                    17,980
      6/99                                  16,093                    17,721
      7/99                                  16,088                    17,786
      8/99                                  15,796                    17,643
      9/99                                  15,683                    17,651
     10/99                                  15,385                    17,459
     11/99                                  15,520                    17,645
     12/99                                  15,250                    17,514
      1/00                                  15,048                    17,437
      2/00                                  15,336                    17,640
      3/00                                  15,773                    18,025
      4/00                                  15,614                    17,919
      5/00                                  15,463                    17,826
      6/00                                  15,954                    18,298
      7/00                                  16,209                    18,553
      8/00                                  16,556                    18,839
      9/00                                  16,359                    18,741
     10/00                                  16,599                    18,945
     11/00                                  16,757                    19,088
     12/00                                  17,356                    19,560
      1/01                                  17,403                    19,754
      2/01                                  17,497                    19,817
      3/01                                  17,603                    19,994
      4/01                                  17,221                    19,777
      5/01                                  17,413                    19,990
      6/01                                  17,543                    20,124
      7/01                                  17,926                    20,422

- Source: TowersData, Bethesda, MD. Investment operations commenced on 4/19/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $14,128 on 7/31/01; $13,455, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Fund Information
as of July 31, 2001

Performance(6)                    Class A  Class B

Average Annual Total Returns (at net asset value)
One Year                          11.37%   10.59%
Five Years                         5.69     5.03
Ten Years                          N.A.     5.82
Life of Fund+                      4.62     5.85

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                           6.09%    5.59%
Five Years                         4.66     4.70
Ten Years                          N.A.     5.82
Life of Fund+                      3.96     5.85

+Inception date: Class A: 12/7/93; Class B: 4/19/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 42.27% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 97.53% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

Eaton Vance Minnesota Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of             Management Update
Robert B. MacIntosh]  ----------------------------------
                      - Minnesota's economic activity, in
Robert B. MacIntosh     line with the rest of the nation,
Portfolio Manager       has been mixed. Manufacturing,
                        commercial construction, tourism,
                        and mining activities have slowed,
                        while residential construction and
                        consumer spending registered
                        modest gains. Although a number
                        of employers have announced
                        layoffs, the labor market remains
                        tight.

- With new issue supplies low in Minnesota, management turned its efforts to improving the credit quality profile of the Portfolio. In some cases, this was done by trading out of some lower-rated credits into higher-rated and insured bonds.* In addition, we did not add to any of our positions in the troubled health sector.

- Management supplements the Minnesota tax-exempt bonds in the Portfolio with those of non-traditional issuers, such as Puerto Rico. Dividends from Puerto Rico issues, which may constitute up to 5% of the Portfolio, are also exempt inthe state. These issues can provide sound investments at reasonable price levels.

*Private insurance does not decrease the risk of loss of principal associated with these investments.

Rating Distribution+

[CHART]
AAA                      43.2%
AA                       19.2%
A                        15.7%
BBB                       8.7%
Non-Rated                13.2%

+May not represent the Portfolio's current or future investments.

The Fund
-----------------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 9.29% and 8.36%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.41 on July 31, 2001 from $9.07 on July 31, 2000, and the reinvestment of $0.484 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.13 from $9.77, and the reinvestment of $0.442 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 5.15% for Class A and 4.41% for Class B.(3) These distribution rates are equivalent to taxable rates of 9.18% and 7.86%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.62% and 4.11%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 8.23% and 7.32% respectively.(4)


[CHART]

----------------------------------------------------------------
                       FUND             LEHMAN BROTHER
                     VALUE AT           MUNICIPAL BOND
        DATE            NAV                 INDEX
----------------------------------------------------------------
                7/91    $10,000                         $10,000
                8/91     10,050                          10,132
                9/91     10,196                          10,264
               10/91     10,299                          10,356
               11/91     10,303                          10,385
               12/91     10,502                          10,608
                1/92     10,556                          10,632
                2/92     10,555                          10,636
                3/92     10,521                          10,640
                4/92     10,617                          10,734
                5/92     10,746                          10,861
                6/92     10,919                          11,043
                7/92     11,273                          11,374
                8/92     11,087                          11,263
                9/92     11,096                          11,337
               10/92     10,805                          11,225
               11/92     11,156                          11,426
               12/92     11,288                          11,543
                1/93     11,411                          11,677
                2/93     11,812                          12,100
                3/93     11,696                          11,972
                4/93     11,819                          12,092
                5/93     11,889                          12,160
                6/93     12,076                          12,364
                7/93     12,063                          12,379
                8/93     12,303                          12,637
                9/93     12,459                          12,781
               10/93     12,466                          12,806
               11/93     12,349                          12,693
               12/93     12,598                          12,961
                1/94     12,703                          13,109
                2/94     12,370                          12,770
                3/94     11,718                          12,249
                4/94     11,749                          12,353
                5/94     11,876                          12,460
                6/94     11,775                          12,384
                7/94     11,984                          12,611
                8/94     12,017                          12,655
                9/94     11,797                          12,469
               10/94     11,468                          12,248
               11/94     11,110                          12,026
               12/94     11,463                          12,291
                1/95     11,834                          12,642
                2/95     12,227                          13,010
                3/95     12,372                          13,160
                4/95     12,339                          13,175
                5/95     12,671                          13,596
                6/95     12,448                          13,477
                7/95     12,513                          13,604
                8/95     12,676                          13,777
                9/95     12,739                          13,864
               10/95     12,967                          14,065
               11/95     13,221                          14,299
               12/95     13,398                          14,436
                1/96     13,437                          14,545
                2/96     13,308                          14,447
                3/96     13,021                          14,263
                4/96     13,047                          14,222
                5/96     13,058                          14,217
                6/96     13,165                          14,372
                7/96     13,264                          14,502
                8/96     13,196                          14,499
                9/96     13,382                          14,701
               10/96     13,484                          14,867
               11/96     13,697                          15,140
               12/96     13,615                          15,076
                1/97     13,640                          15,104
                2/97     13,778                          15,243
                3/97     13,580                          15,040
                4/97     13,712                          15,166
                5/97     13,887                          15,394
                6/97     14,024                          15,558
                7/97     14,459                          15,989
                8/97     14,265                          15,839
                9/97     14,389                          16,027
               10/97     14,498                          16,130
               11/97     14,612                          16,225
               12/97     14,816                          16,462
                1/98     14,969                          16,631
                2/98     14,985                          16,636
                3/98     14,991                          16,651
                4/98     14,874                          16,576
                5/98     15,113                          16,838
                6/98     15,169                          16,905
                7/98     15,181                          16,947
                8/98     15,457                          17,209
                9/98     15,641                          17,423
               10/98     15,579                          17,423
               11/98     15,622                          17,484
               12/98     15,616                          17,528
                1/99     15,760                          17,736
                2/99     15,685                          17,659
                3/99     15,660                          17,683
                4/99     15,686                          17,727
                5/99     15,579                          17,625
                6/99     15,302                          17,371
                7/99     15,279                          17,435
                8/99     15,021                          17,295
                9/99     14,924                          17,302
               10/99     14,644                          17,115
               11/99     14,745                          17,297
               12/99     14,555                          17,168
                1/00     14,386                          17,093
                2/00     14,622                          17,292
                3/00     14,953                          17,669
                4/00     14,827                          17,565
                5/00     14,755                          17,474
                6/00     15,126                          17,937
                7/00     15,359                          18,186
                8/00     15,571                          18,466
                9/00     15,456                          18,370
               10/00     15,627                          18,571
               11/00     15,748                          18,711
               12/00     16,141                          19,174
                1/01     16,203                          19,364
                2/01     16,310                          19,425
                3/01     16,429                          19,599
                4/01     16,184                          19,387
                5/01     16,339                          19,595
                6/01     16,466                          19,727
                7/01     16,643                          20,019

- Source: TowersData, Bethesda, MD. Investment operations commenced on 7/29/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $14,004 on 7/31/01; $13,337, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.+May not represent the Portfolio's current or future investments.

Fund Information
as of July 31, 2001

Performance(6)                    Class A  Class B

Average Annual Total Returns (at net asset value)
One Year                           9.29%   8.36%
Five Years                         5.44    4.64
Ten Years                          N.A.    5.23
Life of Fund+                      4.51    5.18

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                           4.13%   3.36%
Five Years                         4.41    4.31
Ten Years                          N.A.    5.23
Life of Fund+                      3.84    5.18

+Inception date: Class A: 12/9/93; Class B: 7/29/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 43.88% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.54% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

Eaton Vance New Jersey Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of             Management Update
Robert B. MacIntosh]  -----------------------------------
                      - New Jersey's unemployment rate
Robert B. MacIntosh     in July 2001 was 4.0%, down from
Portfolio Manager       4.5% in June, and outperforming
                        the national rate of 4.5%. Job loss-
                        es in manufacturing and most ser-
                        vice sectors were offset by modest
                        gains in health, legal, and social
                        services. Consumer confidence for
                        the Mid-Atlantic region fell by 8%
                        in July 2001.

- The performance of the Portfolio was enhanced this year by the reduction of its exposure to holdings in the competitive New Jersey hospital sector. Our staff of credit analysts was instrumental in researching uninsured hospital issues and identifying which should be bought, held, and sold.

- New Jersey tax-exempt bonds were again supplemented by bonds from issuers such as Puerto Rico and Guam, which are also tax-exempt in New Jersey and can offer attractive investment characteristics. Moreover, several of the bonds in the Portfolio were pre-refunded; that is, escrow accounts were established by the issuers so that the debts will be paid back and the bonds will be fully called back.

Rating Distribution+

[CHART]
AAA                      25.4%
AA                       17.1%
A                        18.3%
BBB                      11.7%
BB                        5.8%
B                         1.1%
Non-Rated                20.6%

+May not represent the Portfolio's current or future investments.

The Fund
---------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 11.71% and 10.88%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.34 on July 31, 2001 from $9.76 on July 31, 2000, and the reinvestment of $0.534 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.79 from $10.18, and the reinvestment of $0.473 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 5.17% for Class A and 4.40% for Class B.(3) These distribution rates are equivalent to taxable rates of 9.07% and 7.72%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.89% and 4.23%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 8.58% and 7.42% respectively.(4)

     [CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
New Jersey Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond
Index*

January 31, 1991 - May 31, 2001

                         Eaton Vance                      Lehman Brother
                          New Jersey                      Municipal Bond
                   Municipals Fund, Class B                   Index
      1/91                                   $10,000                   $10,000
      2/91                                    10,097                    10,087
      3/91                                    10,089                    10,090
      4/91                                    10,236                    10,225
      5/91                                    10,353                    10,316
      6/91                                    10,243                    10,306
      7/91                                    10,449                    10,431
      8/91                                    10,618                    10,569
      9/91                                    10,739                    10,707
     10/91                                    10,834                    10,803
     11/91                                    10,818                    10,833
     12/91                                    11,095                    11,065
      1/92                                    11,077                    11,091
      2/92                                    11,078                    11,094
      3/92                                    11,054                    11,099
      4/92                                    11,122                    11,197
      5/92                                    11,317                    11,329
      6/92                                    11,494                    11,519
      7/92                                    11,932                    11,865
      8/92                                    11,731                    11,749
      9/92                                    11,775                    11,826
     10/92                                    11,477                    11,709
     11/92                                    11,805                    11,919
     12/92                                    11,959                    12,041
      1/93                                    12,121                    12,181
      2/93                                    12,660                    12,622
      3/93                                    12,486                    12,488
      4/93                                    12,649                    12,614
      5/93                                    12,734                    12,685
      6/93                                    12,954                    12,897
      7/93                                    12,943                    12,914
      8/93                                    13,181                    13,183
      9/93                                    13,323                    13,333
     10/93                                    13,323                    13,358
     11/93                                    13,196                    13,241
     12/93                                    13,467                    13,520
      1/94                                    13,615                    13,675
      2/94                                    13,275                    13,320
      3/94                                    12,617                    12,778
      4/94                                    12,666                    12,886
      5/94                                    12,752                    12,998
      6/94                                    12,626                    12,918
      7/94                                    12,821                    13,155
      8/94                                    12,870                    13,201
      9/94                                    12,659                    13,007
     10/94                                    12,349                    12,776
     11/94                                    12,008                    12,545
     12/94                                    12,363                    12,821
      1/95                                    12,762                    13,188
      2/95                                    13,108                    13,571
      3/95                                    13,217                    13,727
      4/95                                    13,237                    13,744
      5/95                                    13,597                    14,182
      6/95                                    13,409                    14,058
      7/95                                    13,467                    14,191
      8/95                                    13,613                    14,371
      9/95                                    13,708                    14,462
     10/95                                    13,935                    14,672
     11/95                                    14,188                    14,916
     12/95                                    14,323                    15,059
      1/96                                    14,408                    15,173
      2/96                                    14,225                    15,070
      3/96                                    14,066                    14,878
      4/96                                    14,043                    14,836
      5/96                                    14,032                    14,830
      6/96                                    14,161                    14,992
      7/96                                    14,241                    15,127
      8/96                                    14,257                    15,124
      9/96                                    14,454                    15,335
     10/96                                    14,563                    15,509
     11/96                                    14,788                    15,793
     12/96                                    14,722                    15,726
      1/97                                    14,724                    15,756
      2/97                                    14,844                    15,900
      3/97                                    14,713                    15,688
      4/97                                    14,854                    15,820
      5/97                                    15,040                    16,058
      6/97                                    15,158                    16,229
      7/97                                    15,643                    16,678
      8/97                                    15,475                    16,522
      9/97                                    15,651                    16,718
     10/97                                    15,754                    16,826
     11/97                                    15,848                    16,925
     12/97                                    16,107                    17,172
      1/98                                    16,242                    17,349
      2/98                                    16,264                    17,354
      3/98                                    16,303                    17,369
      4/98                                    16,186                    17,291
      5/98                                    16,425                    17,565
      6/98                                    16,473                    17,634
      7/98                                    16,490                    17,678
      8/98                                    16,737                    17,951
      9/98                                    16,933                    18,175
     10/98                                    16,842                    18,175
     11/98                                    16,861                    18,238
     12/98                                    16,889                    18,284
      1/99                                    17,043                    18,502
      2/99                                    16,924                    18,421
      3/99                                    16,916                    18,446
      4/99                                    16,947                    18,492
      5/99                                    16,842                    18,385
      6/99                                    16,590                    18,121
      7/99                                    16,588                    18,187
      8/99                                    16,309                    18,041
      9/99                                    16,197                    18,048
     10/99                                    15,865                    17,853
     11/99                                    16,023                    18,043
     12/99                                    15,766                    17,908
      1/00                                    15,549                    17,830
      2/00                                    15,800                    18,037
      3/00                                    16,199                    18,432
      4/00                                    16,041                    18,323
      5/00                                    15,906                    18,227
      6/00                                    16,362                    18,710
      7/00                                    16,691                    18,971
      8/00                                    16,983                    19,263
      9/00                                    16,835                    19,163
     10/00                                    17,001                    19,372
     11/00                                    17,082                    19,519
     12/00                                    17,697                    20,001
      1/01                                    17,733                    20,199
      2/01                                    17,899                    20,263
      3/01                                    18,044                    20,445
      4/01                                    17,776                    20,223
      5/01                                    17,976                    20,441
      6/01                                    18,198                    20,578
      7/01                                    18,507                    20,882

- Source: TowersData, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/30/94 at net asset value would have grown to $15,570 on 7/31/01; $14,829, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index

Fund Information
as of July 31, 2001

Performance(6)                   Class A  Class B

Average Annual Total Returns (at net asset value)
One Year                         11.71%   10.88%
Five Years                        6.22     5.38
Ten Years                         N.A.     5.88
Life of Fund+                     6.25     6.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                          6.37%    5.88%
Five Years                        5.20     5.05
Ten Years                         N.A.     5.88
Life of Fund+                     5.55     6.10

+Inception date: Class A: 4/13/94; Class B: 1/8/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 42.98% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSC based on the following schedule:5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.41% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of            Management Update
Cynthia J. Clemson]  --------------------------------
                     - Like many states and the nation in
Cynthia J. Clemson     general, Pennsylvania has experi-
Portfolio Manager      enced an economic slowdown.
                       Manufacturers reported slow-
                       downs, general merchandise sales
                       were flat, and tourism activity was
                       down from this time last year. The
                       unemployment rate remained
                       steady at 4.7% as of June 2001, up
                       slightly from 4.2% in June 2000.

- At 13.3% of the Portfolio's net assets, insured general obligations (GOs)* were a major sector representation as of July 31. GOs, which are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction, are usually given a high credit rating. Most of the GOs in the Portfolio were issued to finance school districts in Pennsylvania.

- Industrial development bonds (IDBs) remained the largest sector weighting (14.8% at July 31). IDBs supply funding for projects for well-known companies; in the case of the Portfolio, these companies include K-Mart and International Paper. In light of the slowing economy, however, management opted to pare back on these types of bonds.

*Private insurance does not decrease the risk of loss of principal associated with these investments.

Rating Distribution+
----------------------------------------------

[CHART]
AAA                      50.9%
AA                       13.9%
BBB                      14.3%
BB                        2.3%
Non-Rated                18.6%

+May not represent the Portfolio's current or future investments.

The Fund
------------------------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 10.05% and 9.21%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.87 on July 31, 2001 from $9.48 on July 31, 2000, and the reinvestment of $0.539 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.21 from $9.80, and the reinvestment of $0.473 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 5.47% for Class A and 4.65% for Class B.(3) These distribution rates are equivalent to taxable rates of 9.24% and 7.86%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 5.43% and 4.96%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 9.17% and 8.38% respectively.(4)

[CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Pennsylvania Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

January 31, 1991 - July 31, 2001

                          Eaton Vance                      Lehman Brother
                         Pennsylvania                      Municipal Bond
                   Municipals Fund, Class B                     Index
      1/91                                    $10,000                    $10,000
      2/91                                     10,096                     10,087
      3/91                                     10,109                     10,090
      4/91                                     10,268                     10,225
      5/91                                     10,366                     10,316
      6/91                                     10,298                     10,306
      7/91                                     10,465                     10,431
      8/91                                     10,617                     10,569
      9/91                                     10,772                     10,707
     10/91                                     10,901                     10,803
     11/91                                     10,887                     10,833
     12/91                                     11,169                     11,065
      1/92                                     11,131                     11,091
      2/92                                     11,134                     11,094
      3/92                                     11,101                     11,099
      4/92                                     11,214                     11,197
      5/92                                     11,380                     11,329
      6/92                                     11,594                     11,519
      7/92                                     12,014                     11,865
      8/92                                     11,780                     11,749
      9/92                                     11,803                     11,826
     10/92                                     11,471                     11,709
     11/92                                     11,890                     11,919
     12/92                                     12,024                     12,041
      1/93                                     12,165                     12,181
      2/93                                     12,649                     12,622
      3/93                                     12,486                     12,488
      4/93                                     12,628                     12,614
      5/93                                     12,680                     12,685
      6/93                                     12,866                     12,897
      7/93                                     12,856                     12,914
      8/93                                     13,143                     13,183
      9/93                                     13,308                     13,333
     10/93                                     13,319                     13,358
     11/93                                     13,202                     13,241
     12/93                                     13,523                     13,520
      1/94                                     13,672                     13,675
      2/94                                     13,270                     13,320
      3/94                                     12,548                     12,778
      4/94                                     12,595                     12,886
      5/94                                     12,693                     12,998
      6/94                                     12,590                     12,918
      7/94                                     12,797                     13,155
      8/94                                     12,821                     13,201
      9/94                                     12,621                     13,007
     10/94                                     12,320                     12,776
     11/94                                     11,901                     12,545
     12/94                                     12,219                     12,821
      1/95                                     12,618                     13,188
      2/95                                     13,016                     13,571
      3/95                                     13,168                     13,727
      4/95                                     13,150                     13,744
      5/95                                     13,562                     14,182
      6/95                                     13,384                     14,058
      7/95                                     13,468                     14,191
      8/95                                     13,587                     14,371
      9/95                                     13,696                     14,462
     10/95                                     13,923                     14,672
     11/95                                     14,178                     14,916
     12/95                                     14,326                     15,059
      1/96                                     14,425                     15,173
      2/96                                     14,308                     15,070
      3/96                                     14,094                     14,878
      4/96                                     14,071                     14,836
      5/96                                     14,060                     14,830
      6/96                                     14,150                     14,992
      7/96                                     14,286                     15,127
      8/96                                     14,303                     15,124
      9/96                                     14,502                     15,335
     10/96                                     14,600                     15,509
     11/96                                     14,812                     15,793
     12/96                                     14,803                     15,726
      1/97                                     14,820                     15,756
      2/97                                     14,956                     15,900
      3/97                                     14,784                     15,688
      4/97                                     14,912                     15,820
      5/97                                     15,128                     16,058
      6/97                                     15,291                     16,229
      7/97                                     15,665                     16,678
      8/97                                     15,556                     16,522
      9/97                                     15,721                     16,718
     10/97                                     15,798                     16,826
     11/97                                     15,881                     16,925
     12/97                                     16,115                     17,172
      1/98                                     16,238                     17,349
      2/98                                     16,277                     17,354
      3/98                                     16,319                     17,369
      4/98                                     16,219                     17,291
      5/98                                     16,432                     17,565
      6/98                                     16,453                     17,634
      7/98                                     16,171                     17,678
      8/98                                     16,378                     17,951
      9/98                                     16,471                     18,175
     10/98                                     16,412                     18,175
     11/98                                     16,448                     18,238
     12/98                                     16,463                     18,284
      1/99                                     16,605                     18,502
      2/99                                     16,548                     18,421
      3/99                                     16,556                     18,446
      4/99                                     16,604                     18,492
      5/99                                     16,529                     18,385
      6/99                                     16,291                     18,121
      7/99                                     16,274                     18,187
      8/99                                     16,073                     18,041
      9/99                                     15,992                     18,048
     10/99                                     15,752                     17,853
     11/99                                     15,833                     18,043
     12/99                                     15,623                     17,908
      1/00                                     15,453                     17,830
      2/00                                     15,658                     18,037
      3/00                                     15,932                     18,432
      4/00                                     15,806                     18,323
      5/00                                     15,636                     18,227
      6/00                                     16,032                     18,710
      7/00                                     16,249                     18,971
      8/00                                     16,527                     19,263
      9/00                                     16,394                     19,163
     10/00                                     16,562                     19,372
     11/00                                     16,661                     19,519
     12/00                                     17,148                     20,001
      1/01                                     17,201                     20,199
      2/01                                     17,302                     20,263
      3/01                                     17,432                     20,445
      4/01                                     17,160                     20,223
      5/01                                     17,363                     20,441
      6/01                                     17,484                     20,578
      7/01                                     17,745                     20,882

- Source: TowersData, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B shares with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 6/30/94 at net asset value would have grown to $14,826 on 7/31/01; $14,120, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.+May not represent the Portfolio's current or future investments.

Fund Information
as of July 31, 2001

Performance(6)                   Class A  Class B
Average Annual Total Returns (at net asset value)
One Year                          10.05%  9.21%
Five Years                         5.25   4.43
Ten Years                          N.A.   5.42
Life of Fund+                      5.65   5.64

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                           4.85%  4.21%
Five Years                         4.24   4.10
Ten Years                          N.A.   5.42
Life of Fund+                      4.93   5.64

+Inception date: Class A: 6/1/94; Class B: 1/8/91

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax and state and local income tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share
    (annualized) by the net asset value (NAV). (4)Taxable-equivalent rates assume maximum 40.81% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSCbased on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.47% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

Eaton Vance Texas Municipals Fund as of July 31, 2001

INVESTMENT UPDATE

[photo of           Management Update
Thomas M. Metzold]  -------------------------------
                    - Texas reported a number of
Thomas M. Metzold     declining statistics, indicating an
Portfolio Manager     economic slowdown consistent
                      with the U.S. economy. According
                      to the Federal Reserve Board's
                      August 2001 report for the Dallas
                      district, many manufacturers post-
                      ed sales declines, while construc-
                      tion, real estate activity, business
                      services and banking slowed. In
                      addition, the hot, dry weather
                      hurt crop and livestock conditions.

- With new issue supplies low in Texas, management turned its efforts towards improving the credit quality profile of the Portfolio. In some cases, this was done by trading out of some lower-rated credits into higher-rated and insured bonds.* As of July 31, 2001, the average rating of issues in the Portfolio was AA; nearly 70% of the issues its were rated AA or higher.

- At 22% of the Portfolio's net assets at July 31, general obligations (GOs) were the largest sector weighting. GOs are backed by the full faith and credit of the issuer, as represented by the unlimited taxing power of the jurisdiction, and are usually accorded a fairly high credit quality rating. The Portfolio's GO holdings included several regional school systems in Texas.

*Private insurance does not decrease the risk of loss of principal associated with these investments.

Rating Distribution+
------------------------------------------

[CHART]

AAA                      54.5%
AA                       15.3%
A                        10.9%
BBB                       6.2%
Non-Rated                13.1%

+May not represent the Portfolio's current or future investments.

The Fund
---------------------------------------------
- During the year ended July 31, 2001, the Fund's Class A and Class B shares had total returns of 9.89% and 9.20%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.63 on July 31, 2001 from $9.21 on July 31, 2000, and the reinvestment of $0.471 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.79 from $10.31, and the reinvestment of $0.450 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on July 31, 2001, the distribution rates were 4.72% for Class A and 3.99% for Class B.(3) These distribution rates are equivalent to taxable rates of 7.75% and 6.55%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at July 31 were 4.63% and 4.04%, respectively.(5) The SEC 30-day yields are equivalent to taxable yields of 7.60% and 6.63% respectively.(4)

     [CHART]

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Texas Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

March 31, 1992 - May 31, 2001

                       Eaton Vance                   Lehman Brother
                          Texas                      Municipal Bond
                Municipals Fund, Class B                  Index
     3/92                                $10,000                  $10,000
     4/92                                 10,080                   10,089
     5/92                                 10,286                   10,208
     6/92                                 10,501                   10,379
     7/92                                 10,970                   10,690
     8/92                                 10,710                   10,586
     9/92                                 10,751                   10,655
    10/92                                 10,421                   10,550
    11/92                                 10,788                   10,739
    12/92                                 10,914                   10,849
     1/93                                 10,979                   10,975
     2/93                                 11,532                   11,372
     3/93                                 11,337                   11,252
     4/93                                 11,445                   11,365
     5/93                                 11,524                   11,429
     6/93                                 11,694                   11,620
     7/93                                 11,685                   11,635
     8/93                                 11,972                   11,878
     9/93                                 12,137                   12,013
    10/93                                 12,116                   12,036
    11/93                                 11,987                   11,930
    12/93                                 12,287                   12,182
     1/94                                 12,459                   12,321
     2/94                                 12,055                   12,002
     3/94                                 11,344                   11,513
     4/94                                 11,412                   11,611
     5/94                                 11,538                   11,711
     6/94                                 11,432                   11,640
     7/94                                 11,694                   11,853
     8/94                                 11,729                   11,894
     9/94                                 11,499                   11,720
    10/94                                 11,187                   11,512
    11/94                                 10,929                   11,303
    12/94                                 11,295                   11,552
     1/95                                 11,726                   11,882
     2/95                                 12,155                   12,228
     3/95                                 12,262                   12,368
     4/95                                 12,223                   12,383
     5/95                                 12,594                   12,778
     6/95                                 12,383                   12,667
     7/95                                 12,437                   12,786
     8/95                                 12,586                   12,949
     9/95                                 12,650                   13,030
    10/95                                 12,886                   13,220
    11/95                                 13,171                   13,439
    12/95                                 13,309                   13,568
     1/96                                 13,363                   13,671
     2/96                                 13,218                   13,579
     3/96                                 13,020                   13,405
     4/96                                 12,999                   13,367
     5/96                                 13,039                   13,362
     6/96                                 13,146                   13,508
     7/96                                 13,258                   13,630
     8/96                                 13,272                   13,627
     9/96                                 13,442                   13,817
    10/96                                 13,531                   13,973
    11/96                                 13,714                   14,229
    12/96                                 13,704                   14,169
     1/97                                 13,744                   14,196
     2/97                                 13,895                   14,327
     3/97                                 13,747                   14,135
     4/97                                 13,864                   14,254
     5/97                                 14,049                   14,468
     6/97                                 14,212                   14,623
     7/97                                 14,583                   15,028
     8/97                                 14,479                   14,887
     9/97                                 14,629                   15,063
    10/97                                 14,751                   15,160
    11/97                                 14,812                   15,250
    12/97                                 14,985                   15,472
     1/98                                 15,137                   15,631
     2/98                                 15,157                   15,636
     3/98                                 15,180                   15,650
     4/98                                 15,125                   15,579
     5/98                                 15,333                   15,826
     6/98                                 15,391                   15,888
     7/98                                 15,420                   15,928
     8/98                                 15,608                   16,174
     9/98                                 15,775                   16,376
    10/98                                 15,733                   16,376
    11/98                                 15,821                   16,433
    12/98                                 15,819                   16,474
     1/99                                 15,963                   16,670
     2/99                                 15,881                   16,598
     3/99                                 15,875                   16,620
     4/99                                 15,934                   16,662
     5/99                                 15,809                   16,565
     6/99                                 15,561                   16,327
     7/99                                 15,575                   16,386
     8/99                                 15,303                   16,255
     9/99                                 15,186                   16,262
    10/99                                 14,892                   16,086
    11/99                                 15,011                   16,257
    12/99                                 14,832                   16,136
     1/00                                 14,690                   16,065
     2/00                                 14,923                   16,252
     3/00                                 15,309                   16,607
     4/00                                 15,178                   16,509
     5/00                                 15,036                   16,423
     6/00                                 15,474                   16,858
     7/00                                 15,717                   17,093
     8/00                                 15,956                   17,356
     9/00                                 15,817                   17,266
    10/00                                 15,969                   17,454
    11/00                                 16,105                   17,586
    12/00                                 16,628                   18,021
     1/01                                 16,690                   18,199
     2/01                                 16,749                   18,257
     3/01                                 16,867                   18,421
     4/01                                 16,519                   18,221
     5/01                                 16,746                   18,417
     6/01                                 16,867                   18,541
     7/01                                 17,164                   18,815

- Source: TowersData, Bethesda, MD. Investment operations commenced on 3/24/92. Index information is available only at month end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $14,374 on 7/31/01; $13,690, including the 4.75% maximum sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

Fund Information
as of July 31, 2001

Performance(6)                     Class A  Class B
Average Annual Total Returns (at net asset value)
One Year                           9.89%    9.20%
Five Years                         6.03     5.30
Life of Fund+                      4.86     5.94

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                           4.67%    4.20%
Five Years                         5.01     4.97
Life of Fund+                      4.19     5.94

+Inception date: Class A: 12/8/93; Class B: 3/24/92

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2)A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. (3)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized)by the net asset value
    (NAV). (4)Taxable-equivalent rates assume maximum 39.1% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (5)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6)Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC average annual returns for Class A reflect a sales charge of 4.75% and for Class B reflect applicable CDSCbased on the following schedule: 5% -
    1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 95.83% of the total dividends paid by the Fund from net investment income during the year ended July 31, 2001 was designated as an exempt-interest dividend.
-------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 2001

                                ARIZONA FUND  COLORADO FUND  CONNECTICUT FUND  MICHIGAN FUND
--------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost              $69,156,218    $29,481,068     $131,064,444     $75,353,748
   Unrealized appreciation        2,771,039      1,314,866        7,934,846       5,748,356
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                     $71,927,257    $30,795,934     $138,999,290     $81,102,104
--------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                         $    60,652    $    60,087     $    422,006     $     9,860
--------------------------------------------------------------------------------------------
TOTAL ASSETS                    $71,987,909    $30,856,021     $139,421,296     $81,111,964
--------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                     $     2,000    $   310,355     $     36,397     $   110,257
Dividends payable                   137,486         61,990          257,179         143,004
Payable to affiliate for
   Trustees' fees                        21             70            1,397              40
Payable to affiliate for
   service fees                      11,509          5,258           23,725          13,610
Accrued expenses                     47,625         22,794           47,299          49,987
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES               $   198,641    $   400,467     $    365,997     $   316,898
--------------------------------------------------------------------------------------------
NET ASSETS                      $71,789,268    $30,455,554     $139,055,299     $80,795,066
--------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------
Paid-in capital                 $70,483,337    $30,194,397     $134,763,123     $76,450,259
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                         (1,522,781)    (1,015,613)      (3,712,885)     (1,375,746)
Accumulated undistributed
   (distributions in excess
   of) net
   investment income                 57,673        (38,096)          70,215         (27,803)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                          2,771,039      1,314,866        7,934,846       5,748,356
--------------------------------------------------------------------------------------------
TOTAL                           $71,789,268    $30,455,554     $139,055,299     $80,795,066
--------------------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------------------
NET ASSETS                      $ 5,413,468    $ 2,725,579     $ 12,751,719     $ 2,837,679
SHARES OUTSTANDING                  559,014        281,500        1,186,469         296,570
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $      9.68    $      9.68     $      10.75     $      9.57
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                    $     10.16    $     10.16     $      11.29     $     10.05
--------------------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------------------
NET ASSETS                      $66,375,800    $27,729,975     $126,303,580     $77,957,387
SHARES OUTSTANDING                6,163,665      2,629,996       11,805,201       7,295,785
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)     $     10.77    $     10.54     $      10.70     $     10.69
--------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 2001

                                MINNESOTA FUND  NEW JERSEY FUND  PENNSYLVANIA FUND  TEXAS FUND
----------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------
Investment in Municipals
   Portfolio --
   Identified cost               $47,178,430     $244,281,687      $228,758,840     $9,061,569
   Unrealized appreciation         2,453,222       13,920,451         1,454,295        707,514
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO,
   AT VALUE                      $49,631,652     $258,202,138      $230,213,135     $9,769,083
----------------------------------------------------------------------------------------------
Receivable for Fund shares
   sold                          $    20,000     $    346,142      $    142,140     $   85,027
----------------------------------------------------------------------------------------------
TOTAL ASSETS                     $49,651,652     $258,548,280      $230,355,275     $9,854,110
----------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------
Payable for Fund shares
   redeemed                      $   332,628     $    254,051      $    299,836     $       --
Dividends payable                     92,334          515,153           440,463         17,060
Payable to affiliate for
   Trustees' fees                         70            1,396                40              4
Payable to affiliate for
   service fees                        8,341           43,349            38,777          1,639
Accrued expenses                      34,981           77,435            96,751         21,274
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                $   468,354     $    891,384      $    875,867     $   39,977
----------------------------------------------------------------------------------------------
NET ASSETS                       $49,183,298     $257,656,896      $229,479,408     $9,814,133
----------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------
Paid-in capital                  $50,430,735     $249,390,021      $238,583,449     $9,549,226
Accumulated net realized loss
   from Portfolio (computed on
   the basis of identified
   cost)                          (3,731,635)      (5,872,627)      (10,493,973)      (425,547)
Accumulated undistributed
   (distributions in excess
   of) net
   investment income                  30,976          219,051           (64,363)       (17,060)
Net unrealized appreciation
   from Portfolio (computed on
   the basis of identified
   cost)                           2,453,222       13,920,451         1,454,295        707,514
----------------------------------------------------------------------------------------------
TOTAL                            $49,183,298     $257,656,896      $229,479,408     $9,814,133
----------------------------------------------------------------------------------------------

Class A Shares
----------------------------------------------------------------------------------------------
NET ASSETS                       $ 5,363,982     $ 19,212,311      $ 11,411,198     $  457,401
SHARES OUTSTANDING                   569,985        1,857,672         1,156,201         47,493
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $      9.41     $      10.34      $       9.87     $     9.63
MAXIMUM OFFERING PRICE PER
   SHARE
   (100  DIVIDED BY 95.25 of
      net asset value per
      share)                     $      9.88     $      10.86      $      10.36     $    10.11
----------------------------------------------------------------------------------------------

Class B Shares
----------------------------------------------------------------------------------------------
NET ASSETS                       $43,819,316     $238,444,585      $218,068,210     $9,356,732
SHARES OUTSTANDING                 4,324,774       22,094,065        21,359,607        867,543
NET ASSET VALUE, OFFERING
   PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY
      shares of beneficial
      interest outstanding)      $     10.13     $      10.79      $      10.21     $    10.79
----------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2001

                                ARIZONA FUND  COLORADO FUND  CONNECTICUT FUND  MICHIGAN FUND
--------------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                     $4,451,886    $1,811,545      $ 7,790,119      $4,979,644
Expenses allocated from
   Portfolio                       (322,330)     (126,991)        (650,201)       (396,942)
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                     $4,129,556    $1,684,554      $ 7,139,918      $4,582,702
--------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------
Trustees fees and expenses       $    1,985    $      282      $     5,635      $    1,756
Distribution and service fees
   Class A                            8,999         4,978           19,906           5,573
   Class B                          638,656       267,418        1,171,961         763,198
Legal and accounting services        22,274        28,933           34,432          17,164
Printing and postage                  9,723         3,401           13,468          14,296
Custodian fee                        12,326         4,732           14,017          13,961
Transfer and dividend
   disbursing agent fees             64,828        23,557          106,884          76,571
Registration fees                     3,649            --              738           5,238
Miscellaneous                         9,417         3,947           14,492          13,294
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                   $  771,857    $  337,248      $ 1,381,533      $  911,051
--------------------------------------------------------------------------------------------

NET INVESTMENT INCOME            $3,357,699    $1,347,306      $ 5,758,385      $3,671,651
--------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
--------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)    $ (499,630)   $ (224,613)     $   553,372      $  339,020
   Financial futures contracts      (37,444)       (6,136)         (28,410)        (11,782)
--------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)         $ (537,074)   $ (230,749)     $   524,962      $  327,238
--------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                $2,032,816    $1,984,001      $ 7,184,076      $4,392,603
   Financial futures contracts     (109,482)       (8,250)         (35,071)        (21,338)
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)   $1,923,334    $1,975,751      $ 7,149,005      $4,371,265
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                          $1,386,260    $1,745,002      $ 7,673,967      $4,698,503
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS               $4,743,959    $3,092,308      $13,432,352      $8,370,154
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2001

                                MINNESOTA FUND  NEW JERSEY FUND  PENNSYLVANIA FUND  TEXAS FUND
----------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------
Interest allocated from
   Portfolio                      $2,983,582      $15,794,894       $15,111,578      $605,585
Expenses allocated from
   Portfolio                        (206,733)      (1,352,296)       (1,197,434)      (64,603)
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM
   PORTFOLIO                      $2,776,849      $14,442,598       $13,914,144      $540,982
----------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------
Trustees fees and expenses        $      261      $     5,635       $     3,875      $    216
Distribution and service fees
   Class A                            10,800           32,888            20,099           863
   Class B                           414,084        2,215,225         2,104,838        89,972
Legal and accounting services         32,704           33,255            17,830        24,224
Printing and postage                   7,758           29,151            36,910         3,482
Custodian fee                          6,230           21,335            15,738         5,360
Transfer and dividend
   disbursing agent fees              39,016          192,804           216,246         8,759
Registration fees                      4,850              224             2,289            60
Miscellaneous                          7,400           30,231            33,992         2,078
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                    $  523,103      $ 2,560,748       $ 2,451,817      $135,014
----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $2,253,746      $11,881,850       $11,462,327      $405,968
----------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from
Portfolio
----------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)     $   88,525      $   983,194       $(1,068,713)     $ (2,783)
   Financial futures contracts       (75,082)        (652,234)         (110,600)           --
----------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)          $   13,443      $   330,960       $(1,179,313)     $ (2,783)
----------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                 $1,890,932      $14,774,623       $10,553,198      $472,245
   Financial futures contracts      (133,444)        (748,284)         (333,343)           --
   Interest rate swap
      contracts                      (20,240)        (101,199)               --            --
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)    $1,737,248      $13,925,140       $10,219,855      $472,245
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                           $1,750,691      $14,256,100       $ 9,040,542      $469,462
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $4,004,437      $26,137,950       $20,502,869      $875,430
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2001

INCREASE (DECREASE) IN NET ASSETS  ARIZONA FUND  COLORADO FUND  CONNECTICUT FUND  MICHIGAN FUND
-----------------------------------------------------------------------------------------------
From operations --
   Net investment income           $ 3,357,699    $ 1,347,306     $  5,758,385    $  3,671,651
   Net realized gain (loss)           (537,074)      (230,749)         524,962         327,238
   Net change in unrealized
      appreciation (depreciation)    1,923,334      1,975,751        7,149,005       4,371,265
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                      $ 4,743,959    $ 3,092,308     $ 13,432,352    $  8,370,154
-----------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $  (226,643)   $  (127,136)    $   (497,038)   $   (142,916)
      Class B                       (2,946,111)    (1,235,685)      (5,100,993)     (3,475,154)
   In excess of net investment
      income
      Class A                               --         (2,687)              --              --
      Class B                               --        (35,409)              --              --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $(3,172,754)   $(1,400,917)    $ (5,598,031)   $ (3,618,070)
-----------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $ 2,427,535    $ 1,253,069     $  4,866,756    $    278,221
      Class B                        5,156,212      2,034,839        8,092,025       2,437,220
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                          100,213         56,742          202,754          45,439
      Class B                        1,064,132        640,744        2,347,127       1,566,826
   Cost of shares redeemed
      Class A                       (2,293,664)      (745,180)      (1,763,422)       (346,180)
      Class B                       (9,678,226)    (4,947,762)     (15,352,731)    (13,218,799)
-----------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS         $(3,223,798)   $(1,707,548)    $ (1,607,491)   $ (9,237,273)
-----------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                          $(1,652,593)   $   (16,157)    $  6,226,830    $ (4,485,189)
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
At beginning of year               $73,441,861    $30,471,711     $132,828,469    $ 85,280,255
-----------------------------------------------------------------------------------------------
AT END OF YEAR                     $71,789,268    $30,455,554     $139,055,299    $ 80,795,066
-----------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------
AT END OF YEAR                     $    57,673    $   (38,096)    $     70,215    $    (27,803)
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2001

  INCREASE (DECREASE) IN NET ASSETS  MINNESOTA FUND  NEW JERSEY FUND  PENNSYLVANIA FUND  TEXAS FUND
  --------------------------------------------------------------------------------------------------
  From operations --
     Net investment income            $ 2,253,746     $ 11,881,850      $ 11,462,327     $   405,968
     Net realized gain (loss)              13,443          330,960        (1,179,313)         (2,783)
     Net change in unrealized
        appreciation (depreciation)     1,737,248       13,925,140        10,219,855         472,245
  --------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                       $ 4,004,437     $ 26,137,950      $ 20,502,869     $   875,430
  --------------------------------------------------------------------------------------------------
  Distributions to shareholders --
     From net investment income
        Class A                       $  (279,064)    $   (872,242)     $   (571,213)    $   (21,058)
        Class B                        (1,939,458)     (10,564,851)      (10,505,036)       (384,910)
     In excess of net investment
        income
        Class A                                --               --                --            (874)
        Class B                                --               --                --         (20,964)
  --------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS                     $(2,218,522)    $(11,437,093)     $(11,076,249)    $  (427,806)
  --------------------------------------------------------------------------------------------------
  Transactions in shares of
     beneficial interest --
     Proceeds from sale of shares
        Class A                       $ 1,686,136     $  5,804,242      $  2,895,289     $   149,836
        Class B                         2,892,871       16,649,467        11,638,472         755,555
     Net asset value of shares
        issued to shareholders in
        payment of distributions
        declared
        Class A                           104,716          312,450           322,823           8,434
        Class B                         1,021,587        4,943,330         4,244,401         148,014
     Cost of shares redeemed
        Class A                        (1,701,520)      (2,542,458)       (1,513,858)        (64,086)
        Class B                        (5,345,727)     (30,131,416)      (34,615,962)     (2,622,798)
  --------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS          $(1,341,937)    $ (4,964,385)     $(17,028,835)    $(1,625,045)
  --------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                           $   443,978     $  9,736,472      $ (7,602,215)    $(1,177,421)
  --------------------------------------------------------------------------------------------------

  Net Assets
  --------------------------------------------------------------------------------------------------
  At beginning of year                $48,739,320     $247,920,424      $237,081,623     $10,991,554
  --------------------------------------------------------------------------------------------------
  AT END OF YEAR                      $49,183,298     $257,656,896      $229,479,408     $ 9,814,133
  --------------------------------------------------------------------------------------------------

  Accumulated undistributed
  (distributions in excess of) net
  investment income included in net assets
  --------------------------------------------------------------------------------------------------
  AT END OF YEAR                      $    30,976     $    219,051      $    (64,363)    $   (17,060)
  --------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2000

INCREASE (DECREASE) IN NET ASSETS  ARIZONA FUND  COLORADO FUND  CONNECTICUT FUND  MICHIGAN FUND
-----------------------------------------------------------------------------------------------
From operations --
   Net investment income           $  3,680,195   $ 1,584,544     $  6,327,429    $  4,302,306
   Net realized loss                   (529,246)       (8,510)        (390,165)     (1,636,303)
   Net change in unrealized
      appreciation (depreciation)    (3,319,219)   (1,668,362)      (4,803,569)     (2,819,976)
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS          $   (168,270)  $   (92,328)    $  1,133,695    $   (153,973)
-----------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                      $   (241,991)  $  (106,729)    $   (458,160)   $   (115,116)
      Class B                        (3,438,204)   (1,484,089)      (5,694,569)     (4,061,767)
   In excess of net investment
      income
      Class A                            (4,234)           --               --              --
      Class B                           (31,164)           --               --              --
   In excess of net realized
      gains
      Class A                                --            --               --         (12,152)
      Class B                                --            --               --        (372,944)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                    $ (3,715,593)  $(1,590,818)    $ (6,152,729)   $ (4,561,979)
-----------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                      $  1,256,117   $   409,768     $  2,421,487    $  1,766,416
      Class B                         3,886,251     2,109,410        6,078,777       2,345,318
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                           156,624        56,650          266,074          45,897
      Class B                         1,224,573       728,019        2,677,695       2,138,787
   Cost of shares redeemed
      Class A                        (1,568,597)     (379,583)      (2,754,771)       (805,002)
      Class B                       (21,720,622)   (8,492,691)     (29,087,934)    (24,588,871)
-----------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS         $(16,765,654)  $(5,568,427)    $(20,398,672)   $(19,097,455)
-----------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS         $(20,649,517)  $(7,251,573)    $(25,417,706)   $(23,813,407)
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
At beginning of year               $ 94,091,378   $37,723,284     $158,246,175    $109,093,662
-----------------------------------------------------------------------------------------------
AT END OF YEAR                     $ 73,441,861   $30,471,711     $132,828,469    $ 85,280,255
-----------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------
AT END OF YEAR                     $   (127,272)  $    15,515     $    (90,139)   $    (81,384)
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2000

INCREASE (DECREASE) IN NET ASSETS  MINNESOTA FUND  NEW JERSEY FUND  PENNSYLVANIA FUND  TEXAS FUND
--------------------------------------------------------------------------------------------------
From operations --
   Net investment income            $  2,518,275    $ 13,078,995      $ 13,017,705     $   592,751
   Net realized gain (loss)             (608,358)        (17,320)          222,468        (291,803)
   Net change in unrealized
      appreciation (depreciation)     (2,012,901)    (13,757,183)      (15,721,958)       (374,388)
--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                       $   (102,984)   $   (695,508)     $ (2,481,785)    $   (73,440)
--------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                       $   (263,336)   $   (896,106)     $   (527,105)    $   (22,049)
      Class B                         (2,143,787)    (11,892,126)      (12,490,600)       (582,429)
   In excess of net investment
      income
      Class A                                 --          (4,341)          (17,518)           (693)
      Class B                                 --              --          (105,334)        (11,501)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO
   SHAREHOLDERS                     $ (2,407,123)   $(12,792,573)     $(13,140,557)    $  (616,672)
--------------------------------------------------------------------------------------------------
Transactions in shares of
   beneficial interest --
   Proceeds from sale of shares
      Class A                       $  1,573,689    $  3,218,079      $  1,932,075     $    42,161
      Class B                          2,242,405       9,201,444         7,903,213         487,869
   Net asset value of shares
      issued to shareholders in
      payment of distributions
      declared
      Class A                            109,042         364,616           332,672           8,438
      Class B                          1,144,172       5,782,003         5,211,975         207,401
   Cost of shares redeemed
      Class A                         (1,249,986)     (6,914,908)       (3,097,089)       (143,305)
      Class B                        (12,747,156)    (58,358,315)      (73,380,671)     (4,597,501)
--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS          $ (8,927,834)   $(46,707,081)     $(61,097,825)    $(3,994,937)
--------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS          $(11,437,941)   $(60,195,162)     $(76,720,167)    $(4,685,049)
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------
At beginning of year                $ 60,177,261    $308,115,586      $313,801,790     $15,676,603
--------------------------------------------------------------------------------------------------
AT END OF YEAR                      $ 48,739,320    $247,920,424      $237,081,623     $10,991,554
--------------------------------------------------------------------------------------------------

Accumulated distributions
in excess of net investment
income included in net assets
--------------------------------------------------------------------------------------------------
AT END OF YEAR                      $     (4,248)   $   (225,706)     $   (450,441)    $   (12,935)
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  ARIZONA FUND -- CLASS A
                                  --------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.480        $ 9.850        $10.200        $10.090
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.529        $ 0.495        $ 0.504        $ 0.499
Net realized and unrealized
   gain (loss)                        0.163         (0.363)        (0.348)         0.126
------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.692        $ 0.132        $ 0.156        $ 0.625
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.492)       $(0.493)       $(0.504)       $(0.499)
In excess of net investment
   income                                --         (0.009)        (0.002)        (0.016)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.492)       $(0.502)       $(0.506)       $(0.515)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.680        $ 9.480        $ 9.850        $10.200
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        7.46%          1.56%          1.48%          6.34%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 5,413        $ 5,064        $ 5,409        $ 3,498
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.84%          0.89%          0.77%          0.78%
   Expenses after custodian
      fee reduction(3)                 0.82%          0.88%          0.76%          0.76%
   Net investment income               5.50%          5.30%          4.90%          4.88%
Portfolio Turnover of the
   Portfolio                             26%            25%            38%            23%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         ARIZONA FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                           YEAR ENDED JULY 31,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.540        $10.950        $11.340        $11.220      $ 10.680
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income               $ 0.494        $ 0.476        $ 0.472        $ 0.476      $  0.486
Net realized and unrealized
   gain (loss)                        0.203         (0.409)        (0.381)         0.134         0.539
-------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.697        $ 0.067        $ 0.091        $ 0.610      $  1.025
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income          $(0.467)       $(0.473)       $(0.472)       $(0.476)     $ (0.485)
In excess of net investment
   income                                --         (0.004)        (0.009)        (0.014)           --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.467)       $(0.477)       $(0.481)       $(0.490)     $ (0.485)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.770        $10.540        $10.950        $11.340      $ 11.220
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        6.73%          0.81%          0.74%          5.54%         9.85%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $66,376        $68,378        $88,682        $99,293      $109,379
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.59%          1.63%          1.56%          1.57%         1.58%
   Expenses after custodian
      fee reduction(3)                 1.57%          1.62%          1.55%          1.55%         1.57%
   Net investment income               4.62%          4.58%          4.16%          4.22%         4.50%
Portfolio Turnover of the
   Portfolio                             26%            25%            38%            23%           10%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                            COLORADO FUND -- CLASS A
                                  --------------------------------------------
                                              YEAR ENDED JULY 31,
                                  --------------------------------------------
                                    2001        2000        1999        1998
------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.160     $ 9.570     $ 9.950     $ 9.920
------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------
Net investment income             $ 0.479     $ 0.495     $ 0.507     $ 0.507
Net realized and unrealized
   gain (loss)                      0.535      (0.402)     (0.374)      0.038
------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $ 1.014     $ 0.093     $ 0.133     $ 0.545
------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------
From net investment income        $(0.484)    $(0.503)    $(0.513)    $(0.515)
In excess of net investment
   income                          (0.010)         --          --          --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.494)    $(0.503)    $(0.513)    $(0.515)
------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.680     $ 9.160     $ 9.570     $ 9.950
------------------------------------------------------------------------------

TOTAL RETURN(1)                     11.35%       1.18%       1.27%       5.62%
------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 2,726     $ 2,026     $ 2,021     $ 2,172
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                       0.86%       0.78%       0.63%       0.74%
   Expenses after custodian
      fee reduction(2)               0.82%       0.75%       0.59%       0.71%
   Net investment income             5.06%       5.48%       5.09%       5.14%
Portfolio Turnover of the
   Portfolio                           18%         14%         33%         18%
------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  COLORADO FUND -- CLASS B
                                  --------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.970     $10.410     $10.820     $10.800     $10.170
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income             $ 0.444     $ 0.468     $ 0.467     $ 0.478     $ 0.491
Net realized and unrealized
   gain (loss)                      0.588      (0.440)     (0.401)      0.025       0.621
------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $ 1.032     $ 0.028     $ 0.066     $ 0.503     $ 1.112
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income        $(0.449)    $(0.468)    $(0.476)    $(0.483)    $(0.482)
In excess of net investment
   income                          (0.013)         --          --          --          --
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.462)    $(0.468)    $(0.476)    $(0.483)    $(0.482)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.540     $ 9.970     $10.410     $10.820     $10.800
------------------------------------------------------------------------------------------

TOTAL RETURN(1)                     10.58%       0.45%       0.54%       4.74%      11.26%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $27,730     $28,446     $35,703     $37,535     $40,786
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                       1.62%       1.52%       1.46%       1.51%       1.53%
   Expenses after custodian
      fee reduction(2)               1.58%       1.49%       1.42%       1.48%       1.49%
   Net investment income             4.33%       4.75%       4.32%       4.40%       4.75%
Portfolio Turnover of the
   Portfolio                           18%         14%         33%         18%         14%
------------------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                             CONNECTICUT FUND -- CLASS A
                                  --------------------------------------------------
                                                 YEAR ENDED JULY 31,
                                  --------------------------------------------------
                                    2001(1)        2000        1999        1998(1)
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.140      $10.460     $10.710       $10.640
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income               $ 0.518      $ 0.521     $ 0.539       $ 0.529
Net realized and unrealized
   gain (loss)                        0.601       (0.323)     (0.258)        0.091
------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 1.119      $ 0.198     $ 0.281       $ 0.620
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income          $(0.509)     $(0.518)    $(0.531)      $(0.529)
In excess of net investment
   income                                --           --          --        (0.021)
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.509)     $(0.518)    $(0.531)      $(0.550)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.750      $10.140     $10.460       $10.710
------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.30%        2.09%       2.60%         5.97%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $12,752      $ 8,851     $ 9,222       $ 5,193
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.86%        0.82%       0.75%         0.76%
   Expenses after custodian
      fee reduction(3)                 0.83%        0.80%       0.73%         0.75%
   Net investment income               4.95%        5.23%       4.89%         4.93%
Portfolio Turnover of the
   Portfolio                             14%          20%         18%            7%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     CONNECTICUT FUND -- CLASS B
                                  -----------------------------------------------------------------
                                                         YEAR ENDED JULY 31,
                                  -----------------------------------------------------------------
                                    2001(1)        2000         1999         1998(1)        1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.090      $ 10.400     $ 10.640      $ 10.570      $ 10.120
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income              $  0.440      $  0.439     $  0.440      $  0.438      $  0.453
Net realized and unrealized
   gain (loss)                        0.598        (0.321)      (0.243)        0.080         0.450
---------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  1.038      $  0.118     $  0.197      $  0.518      $  0.903
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income         $ (0.428)     $ (0.428)    $ (0.437)     $ (0.438)     $ (0.453)
In excess of net investment
   income                                --            --           --        (0.010)           --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.428)     $ (0.428)    $ (0.437)     $ (0.448)     $ (0.453)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.700      $ 10.090     $ 10.400      $ 10.640      $ 10.570
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.48%         1.31%        1.84%         4.99%         9.17%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $126,304      $123,978     $149,024      $159,125      $171,634
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.60%         1.60%        1.56%         1.59%         1.60%
   Expenses after custodian
      fee reduction(3)                 1.57%         1.58%        1.54%         1.58%         1.60%
   Net investment income               4.24%         4.46%        4.11%         4.14%         4.45%
Portfolio Turnover of the
   Portfolio                             14%           20%          18%            7%           11%
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  MICHIGAN FUND -- CLASS A
                                  --------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.040        $ 9.430        $ 9.820        $ 9.750
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.479        $ 0.480        $ 0.471        $ 0.474
Net realized and unrealized
   gain (loss)                        0.526         (0.356)        (0.385)         0.092
------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 1.005        $ 0.124        $ 0.086        $ 0.566
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.475)       $(0.471)       $(0.461)       $(0.496)
From net realized gain                   --             --         (0.015)            --
In excess of net realized gain           --         (0.043)            --             --
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.475)       $(0.514)       $(0.476)       $(0.496)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.570        $ 9.040        $ 9.430        $ 9.820
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.37%          1.55%          0.81%          5.95%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 2,838        $ 2,701        $ 1,737        $ 1,526
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.86%          0.81%          0.80%          0.83%
   Expenses after custodian
      fee reduction(3)                 0.85%          0.81%          0.79%          0.81%
   Net investment income               5.12%          5.40%          4.81%          4.85%
Portfolio Turnover of the
   Portfolio                              8%            30%            31%            26%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                        MICHIGAN FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                           YEAR ENDED JULY 31,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.090        $10.520       $ 10.950       $ 10.870      $ 10.420
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income               $ 0.457        $ 0.459       $  0.440       $  0.448      $  0.460
Net realized and unrealized
   gain (loss)                        0.592         (0.401)        (0.420)         0.097         0.454
-------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 1.049        $ 0.058       $  0.020       $  0.545      $  0.914
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income          $(0.449)       $(0.445)      $ (0.435)      $ (0.448)     $ (0.462)
In excess of net investment
   income                                --             --             --         (0.017)       (0.002)
From net realized gain                   --             --         (0.015)            --            --
In excess of net realized gain           --         (0.043)            --             --            --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.449)       $(0.488)      $ (0.450)      $ (0.465)     $ (0.464)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.690        $10.090       $ 10.520       $ 10.950      $ 10.870
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.59%          0.75%          0.11%          5.11%         9.01%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $77,957        $82,580       $107,357       $128,216      $148,542
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.60%          1.60%          1.58%          1.59%         1.60%
   Expenses after custodian
      fee reduction(3)                 1.59%          1.60%          1.57%          1.57%         1.58%
   Net investment income               4.38%          4.61%          4.03%          4.12%         4.40%
Portfolio Turnover of the
   Portfolio                              8%            30%            31%            26%           16%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              MINNESOTA FUND -- CLASS A
                                  --------------------------------------------------
                                                 YEAR ENDED JULY 31,
                                  --------------------------------------------------
                                    2001        2000        1999(1)        1998(1)
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.070     $ 9.460       $ 9.820        $ 9.770
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income             $ 0.488     $ 0.491       $ 0.490        $ 0.492
Net realized and unrealized
   gain (loss)                      0.336      (0.395)       (0.351)         0.073
------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $ 0.824     $ 0.096       $ 0.139        $ 0.565
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income        $(0.484)    $(0.486)      $(0.490)       $(0.515)
In excess of net investment
   income                              --          --        (0.009)            --
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.484)    $(0.486)      $(0.499)       $(0.515)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.410     $ 9.070       $ 9.460        $ 9.820
------------------------------------------------------------------------------------

TOTAL RETURN(2)                      9.29%       1.21%         1.34%          5.94%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 5,364     $ 5,079       $ 4,822        $ 3,995
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       0.87%       0.79%         0.73%          0.73%
   Expenses after custodian
      fee reduction(3)               0.82%       0.77%         0.71%          0.71%
   Net investment income             5.26%       5.48%         4.97%          5.03%
Portfolio Turnover of the
   Portfolio                           17%         12%           19%            23%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    MINNESOTA FUND -- CLASS B
                                  --------------------------------------------------------------
                                                       YEAR ENDED JULY 31,
                                  --------------------------------------------------------------
                                    2001        2000        1999(1)        1998(1)        1997
------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.770     $10.170       $10.540        $10.490      $10.070
------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------
Net investment income             $ 0.451     $ 0.453       $ 0.446        $ 0.439      $ 0.466
Net realized and unrealized
   gain (loss)                      0.352      (0.418)       (0.369)         0.073        0.415
------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $ 0.803     $ 0.035       $ 0.077        $ 0.512      $ 0.881
------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------
From net investment income        $(0.443)    $(0.435)      $(0.446)       $(0.439)     $(0.461)
In excess of net investment
   income                              --          --        (0.001)        (0.023)          --
------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.443)    $(0.435)      $(0.447)       $(0.462)     $(0.461)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.130     $ 9.770       $10.170        $10.540      $10.490
------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      8.36%       0.52%         0.65%          4.99%        9.01%
------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $43,819     $43,660       $55,355        $62,899      $67,781
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                       1.62%       1.55%         1.55%          1.58%        1.58%
   Expenses after custodian
      fee reduction(3)               1.57%       1.53%         1.53%          1.56%        1.55%
   Net investment income             4.52%       4.74%         4.21%          4.19%        4.62%
Portfolio Turnover of the
   Portfolio                           17%         12%           19%            23%          22%
------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 NEW JERSEY FUND -- CLASS A
                                  --------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.760        $10.190        $10.590        $10.530
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.542        $ 0.543        $ 0.548        $ 0.558
Net realized and unrealized
   gain (loss)                        0.572         (0.430)        (0.394)         0.082
------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 1.114        $ 0.113        $ 0.154        $ 0.640
------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------
From net investment income          $(0.534)       $(0.540)       $(0.548)       $(0.558)
In excess of net investment
   income                                --         (0.003)        (0.006)        (0.022)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.534)       $(0.543)       $(0.554)       $(0.580)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.340        $ 9.760        $10.190        $10.590
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       11.71%          1.34%          1.39%          6.24%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $19,212        $14,690        $18,897        $11,570
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.88%          0.83%          0.73%          0.77%
   Expenses after custodian
      fee reduction(3)                 0.87%          0.83%          0.72%          0.75%
   Net investment income               5.39%          5.64%          5.14%          5.25%
Portfolio Turnover of the
   Portfolio                             20%            26%            32%            14%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       NEW JERSEY FUND -- CLASS B
                                  ---------------------------------------------------------------------
                                                           YEAR ENDED JULY 31,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.180       $ 10.610       $ 11.020       $ 10.940      $ 10.440
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income              $  0.494       $  0.489       $  0.481       $  0.491      $  0.506
Net realized and unrealized
   gain (loss)                        0.590         (0.443)        (0.409)         0.089         0.493
-------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  1.084       $  0.046       $  0.072       $  0.580      $  0.999
-------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------
From net investment income         $ (0.474)      $ (0.476)      $ (0.481)      $ (0.491)     $ (0.499)
In excess of net investment
   income                                --             --         (0.001)        (0.009)           --
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.474)      $ (0.476)      $ (0.482)      $ (0.500)     $ (0.499)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.790       $ 10.180       $ 10.610       $ 11.020      $ 10.940
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.88%          0.63%          0.59%          5.41%         9.85%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $238,445       $233,230       $289,219       $316,155      $345,080
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.63%          1.60%          1.57%          1.61%         1.59%
   Expenses after custodian
      fee reduction(3)                 1.62%          1.60%          1.56%          1.59%         1.57%
   Net investment income               4.71%          4.88%          4.37%          4.48%         4.82%
Portfolio Turnover of the
   Portfolio                             20%            26%            32%            14%           24%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              PENNSYLVANIA FUND -- CLASS A
                                  -----------------------------------------------------
                                                   YEAR ENDED JULY 31,
                                  -----------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.480        $ 9.990        $10.400      $10.550
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.548        $ 0.534        $ 0.546      $ 0.578
Net realized and unrealized
   gain (loss)                        0.381         (0.492)        (0.393)      (0.143)
---------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.929        $ 0.042        $ 0.153      $ 0.435
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.539)       $(0.534)       $(0.546)     $(0.578)
In excess of net investment
   income                                --         (0.018)        (0.017)      (0.007)
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.539)       $(0.552)       $(0.563)     $(0.585)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.870        $ 9.480        $ 9.990      $10.400
---------------------------------------------------------------------------------------

TOTAL RETURN(2)                       10.05%          0.58%          1.42%        4.17%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $11,411        $ 9,302        $10,652      $ 8,552
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         0.89%          0.90%          0.75%        0.74%
   Expenses after custodian
      fee reduction(3)                 0.85%          0.90%          0.71%        0.70%
   Net investment income               5.65%          5.63%          5.29%        5.40%
Portfolio Turnover of the
   Portfolio                             15%            18%            27%          13%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     PENNSYLVANIA FUND -- CLASS B
                                  -------------------------------------------------------------------
                                                          YEAR ENDED JULY 31,
                                  -------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.800       $ 10.310       $ 10.730      $ 10.900     $ 10.430
-----------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------
Net investment income              $  0.492       $  0.477       $  0.477      $  0.506     $  0.522
Net realized and unrealized
   gain (loss)                        0.392         (0.508)        (0.404)       (0.156)       0.458
-----------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.884       $ (0.031)      $  0.073      $  0.350     $  0.980
-----------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------
From net investment income         $ (0.474)      $ (0.475)      $ (0.483)     $ (0.520)    $ (0.510)
In excess of net investment
   income                                --         (0.004)        (0.010)           --           --
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.474)      $ (0.479)      $ (0.493)     $ (0.520)    $ (0.510)
-----------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 10.210       $  9.800       $ 10.310      $ 10.730     $ 10.900
-----------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.21%         (0.15)%         0.64%         3.23%        9.66%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $218,068       $227,779       $303,150      $349,593     $395,974
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.65%          1.66%          1.58%         1.59%        1.61%
   Expenses after custodian
      fee reduction(3)                 1.61%          1.66%          1.54%         1.55%        1.56%
   Net investment income               4.90%          4.86%          4.47%         4.63%        4.93%
Portfolio Turnover of the
   Portfolio                             15%            18%            27%           13%          17%
-----------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               TEXAS FUND -- CLASS A
                                  -----------------------------------------------
                                                YEAR ENDED JULY 31,
                                  -----------------------------------------------
                                    2001(1)        2000        1999        1998
---------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.210      $ 9.560     $ 9.890     $ 9.770
---------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------
Net investment income               $ 0.452      $ 0.472     $ 0.511     $ 0.515
Net realized and unrealized
   gain (loss)                        0.439       (0.327)     (0.336)      0.110
---------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.891      $ 0.145     $ 0.175     $ 0.625
---------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------
From net investment income          $(0.452)     $(0.480)    $(0.505)    $(0.505)
In excess of net investment
   income                            (0.019)      (0.015)         --          --
---------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.471)     $(0.495)    $(0.505)    $(0.505)
---------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.630      $ 9.210     $ 9.560     $ 9.890
---------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.89%        1.74%       1.72%       6.55%
---------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   457      $   343     $   458     $   373
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.32%        0.97%       0.75%       0.72%
   Expenses after custodian
      fee reduction(3)                 1.29%        0.97%       0.72%       0.69%
   Net investment income               4.78%        5.33%       5.11%       5.22%
Portfolio Turnover of the
   Portfolio                              8%          35%         55%         17%
---------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                     TEXAS FUND -- CLASS B
                                  -----------------------------------------------------------
                                                      YEAR ENDED JULY 31,
                                  -----------------------------------------------------------
                                    2001(1)        2000        1999        1998        1997
---------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.310      $10.710     $11.080     $10.960     $10.440
---------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------
Net investment income               $ 0.427      $ 0.456     $ 0.485     $ 0.496     $ 0.489
Net realized and unrealized
   gain (loss)                        0.503       (0.380)     (0.368)      0.120       0.526
---------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS        $ 0.930      $ 0.076     $ 0.117     $ 0.616     $ 1.015
---------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------
From net investment income          $(0.427)     $(0.467)    $(0.487)    $(0.496)    $(0.495)
In excess of net investment
   income                            (0.023)      (0.009)         --          --          --
---------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.450)     $(0.476)    $(0.487)    $(0.496)    $(0.495)
---------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.790      $10.310     $10.710     $11.080     $10.960
---------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        9.20%        0.91%       1.01%       5.74%      10.00%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 9,357      $10,648     $15,219     $16,988     $21,283
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.07%        1.77%       1.54%       1.49%       1.57%
   Expenses after custodian
      fee reduction(3)                 2.04%        1.77%       1.51%       1.46%       1.55%
   Net investment income               4.05%        4.54%       4.37%       4.50%       4.61%
Portfolio Turnover of the
   Portfolio                              8%          35%         55%         17%         17%
---------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's shares of its corresponding Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of which, each diversified, are included in these financial statements. They include Eaton Vance Arizona Municipals Fund (Arizona Fund), Eaton Vance Colorado Municipals Fund (Colorado Fund), Eaton Vance Connecticut Municipals Fund (Connecticut Fund), Eaton Vance Michigan Municipals Fund (Michigan
   Fund), Eaton Vance Minnesota Municipals Fund (Minnesota Fund), Eaton Vance New Jersey Municipals Fund (New Jersey Fund), Eaton Vance Pennsylvania Municipals Fund (Pennsylvania Fund) and Eaton Vance Texas Municipals Fund (Texas Fund). The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase.
   Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at July 31, 2001 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 2001, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT       EXPIRES
    --------------------------------------------------------------------
    Arizona Fund                              $   589,819  July 31, 2009
                                                  177,375  July 31, 2008
                                                  431,585  July 31, 2004
    Colorado Fund                                 145,382  July 31, 2009
                                                  668,429  July 31, 2004
    Connecticut Fund                              242,814  July 31, 2008
                                                    7,848  July 31, 2006
                                                   83,163  July 31, 2005
                                                3,460,220  July 31, 2004
    Michigan Fund                               1,374,130  July 31, 2008

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    FUND                                      AMOUNT       EXPIRES
    --------------------------------------------------------------------
    Minnesota Fund                            $   128,212  July 31, 2009
                                                  340,808  July 31, 2008
                                                  328,867  July 31, 2005
                                                2,802,385  July 31, 2004
    New Jersey Fund                             1,190,382  July 31, 2009
                                                   23,676  July 31, 2005
                                                5,684,649  July 31, 2004
    Pennsylvania Fund                             933,369  July 31, 2009
                                                1,809,455  July 31, 2005
                                                7,461,554  July 31, 2004
    Texas Fund                                     84,976  July 31, 2009
                                                  199,620  July 31, 2008
                                                   84,793  July 31, 2005
                                                   46,167  July 31, 2004

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at July 31, 2001, Arizona Fund, Colorado Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund, and Texas Fund had net capital losses of $463,884, $220,498, $307,162, $139,620, $667,124, and $9,990, respectively, attributable to security transactions incurred after October 31, 2000. These are treated as arising on the first day of each Fund's next taxable year.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses on the Statement of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of each Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                    ARIZONA FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        251,792      136,109
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  10,429       16,808
    Redemptions                                 (237,616)    (167,660)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       24,605      (14,743)
    ------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                    ARIZONA FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        481,532      376,348
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  99,492      118,088
    Redemptions                                 (905,226)  (2,102,679)
    ------------------------------------------------------------------
    NET DECREASE                                (324,202)  (1,608,243)
    ------------------------------------------------------------------

                                                   COLORADO FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        132,873       45,312
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   6,026        6,262
    Redemptions                                  (78,612)     (41,489)
    ------------------------------------------------------------------
    NET INCREASE                                  60,287       10,085
    ------------------------------------------------------------------

                                                   COLORADO FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        198,047      212,048
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  62,489       73,808
    Redemptions                                 (482,237)    (863,025)
    ------------------------------------------------------------------
    NET DECREASE                                (221,701)    (577,169)
    ------------------------------------------------------------------
                                                  CONNECTICUT FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        463,018      241,719
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  19,408       26,639
    Redemptions                                 (168,643)    (277,526)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      313,783       (9,168)
    ------------------------------------------------------------------

                                                  CONNECTICUT FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        775,018      609,057
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 225,893      269,384
    Redemptions                               (1,479,567)  (2,928,042)
    ------------------------------------------------------------------
    NET DECREASE                                (478,656)  (2,049,601)
    ------------------------------------------------------------------

                                                   MICHIGAN FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                         29,602      198,769
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   4,853        5,159
    Redemptions                                  (36,579)     (89,435)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (2,124)     114,493
    ------------------------------------------------------------------

                                                   MICHIGAN FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        234,362      236,066
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 150,301      215,231
    Redemptions                               (1,270,241)  (2,477,976)
    ------------------------------------------------------------------
    NET DECREASE                                (885,578)  (2,026,679)
    ------------------------------------------------------------------

                                                   MINNESOTA FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        180,614      176,471
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  11,269       12,172
    Redemptions                                 (181,571)    (138,626)
    ------------------------------------------------------------------
    NET INCREASE                                  10,312       50,017
    ------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                   MINNESOTA FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        288,370      231,997
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 102,298      118,670
    Redemptions                                 (536,446)  (1,324,612)
    ------------------------------------------------------------------
    NET DECREASE                                (145,778)    (973,945)
    ------------------------------------------------------------------

                                                  NEW JERSEY FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        573,483      332,821
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  31,111       37,898
    Redemptions                                 (252,428)    (719,104)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      352,166     (348,385)
    ------------------------------------------------------------------

                                                  NEW JERSEY FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      1,578,631      915,140
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 471,779      576,376
    Redemptions                               (2,876,761)  (5,824,367)
    ------------------------------------------------------------------
    NET DECREASE                                (826,351)  (4,332,851)
    ------------------------------------------------------------------

                                                 PENNSYLVANIA FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        297,538      204,947
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  33,254       35,124
    Redemptions                                 (155,432)    (325,280)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      175,360      (85,209)
    ------------------------------------------------------------------

                                                 PENNSYLVANIA FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      1,158,652      809,359
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 423,304      532,238
    Redemptions                               (3,459,034)  (7,502,867)
    ------------------------------------------------------------------
    NET DECREASE                              (1,877,078)  (6,161,270)
    ------------------------------------------------------------------

                                                     TEXAS FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                         16,074        4,647
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     894          933
    Redemptions                                   (6,771)     (16,168)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                       10,197      (10,588)
    ------------------------------------------------------------------

                                                     TEXAS FUND
                                              ------------------------
                                                YEAR ENDED JULY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                         71,883       48,231
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  14,024       20,443
    Redemptions                                 (251,073)    (456,577)
    ------------------------------------------------------------------
    NET DECREASE                                (165,166)    (387,903)
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Each Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $3,578, $1,805, $8,799, $550, $3,792, $11,481, and $4,384 from the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, and Pennsylvania Fund, respectively, as its portion of the sales

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   charge on sales of Class A shares for the year ended July 31, 2001. Eaton Vance Distributors, Inc. (EVD) did not receive any sales charge on sales of Class A shares from the Texas Fund for the year ended July 31, 2001.

   Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). The Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares, for providing ongoing distribution services and facilities to the respective Fund. The Funds will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces net assets. For the year ended July 31, 2001, the Class B shares of the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund paid $505,258, $212,121, $929,857, $604,337, $327,573, $1,749,805, $1,664,270, and $71,323,
   respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At July 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund were approximately $1,844,000, $1,140,000, $3,050,000, $1,294,000, $1,199,000, $4,342,000, $4,624,000, and
   $220,000, respectively.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.20% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended July 31, 2001, Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund paid or accrued service fees to or payable to EVD in the amount of $8,999, $4,978, $19,461, $5,573, $10,800, $32,888, $20,099 and $863, respectively, for
   Class A shares, and $133,398, $55,297, $242,104, $158,861, $86,511, $465,420,
   $440,568 and $18,649 respectively, for Class B shares.

   Certain officers and Trustees of the Funds are officers or directors of the above organizations.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to each Fund. EVD received approximately $43,000, $46,000, $57,000, $50,000, $27,000, $137,000,
   $116,000 and $10,000 of CDSC paid by Class B shareholders of Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund, respectively, for the year ended
   July 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 2001 were as follows:

    ARIZONA FUND
    -----------------------------------------------------
    Increases                                 $ 7,553,699
    Decreases                                  14,766,238

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    COLORADO FUND
    -----------------------------------------------------
    Increases                                 $ 3,227,821
    Decreases                                   6,481,101

    CONNECTICUT FUND
    -----------------------------------------------------
    Increases                                 $12,795,330
    Decreases                                  21,746,556

    MICHIGAN FUND
    -----------------------------------------------------
    Increases                                 $ 2,707,718
    Decreases                                  16,463,267

    MINNESOTA FUND
    -----------------------------------------------------
    Increases                                 $ 4,560,785
    Decreases                                   8,304,541

    NEW JERSEY FUND
    -----------------------------------------------------
    Increases                                 $22,382,858
    Decreases                                  41,278,912

    PENNSYLVANIA FUND
    -----------------------------------------------------
    Increases                                 $14,459,362
    Decreases                                  44,893,053

    TEXAS FUND
    -----------------------------------------------------
    Increases                                 $   824,408
    Decreases                                   3,076,167

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance Pennsylvania Municipals Fund and Eaton Vance Texas Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 2001 and 2000 and financial highlights for each of the years in the five year period ended July 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at July 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 7, 2001

ARIZONA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Assisted Living -- 2.0%
------------------------------------------------------------------------
     $1,800        Arizona Health Facilities Authority,
                   (Care Institute, Inc. - Mesa),
                   7.625%, 1/1/26(1)                         $ 1,434,780
------------------------------------------------------------------------
                                                             $ 1,434,780
------------------------------------------------------------------------
Education -- 5.0%
------------------------------------------------------------------------
     $2,000        Arizona Educational Loan Marketing
                   Corp., (AMT), 6.30%, 12/1/08              $ 2,071,660
      1,000        Arizona School Facility Board, (State
                   School Improvements), 5.00%, 7/1/19         1,008,910
        500        Glendale IDA, (Midwestern University),
                   5.75%, 5/15/21                                508,600
------------------------------------------------------------------------
                                                             $ 3,589,170
------------------------------------------------------------------------
Electric Utilities -- 5.8%
------------------------------------------------------------------------
     $1,000        Maricopa County, IDA, (Public Service
                   Co. of New Mexico), 6.375%, 8/15/23       $ 1,011,460
        700        Pima County, IDA, (Tucson Electric Power
                   Co.), 6.00%, 9/1/29                           667,163
      1,000        Salt River, Agriculture Improvement and
                   Power District, 5.00%, 1/1/25                 996,540
      1,000        Salt River, Agriculture Improvement and
                   Power District, Variable Rate,
                   1/1/25(2)(3)                                  993,080
        500        Santa Cruz County, IDA, (Citizens
                   Utilities Co.), 7.15%, 2/1/23                 500,050
------------------------------------------------------------------------
                                                             $ 4,168,293
------------------------------------------------------------------------
Escrowed / Prerefunded -- 15.3%
------------------------------------------------------------------------
     $1,000        Glendale, IDA, (Thunderbird-American
                   Graduate School), Prerefunded to 7/1/05,
                   7.125%, 7/1/20                            $ 1,143,450
      1,250        Maricopa County, IDA, (Place Five and
                   The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                              1,559,562
      1,000        Maricopa County, IDA, (Samaritan Health
                   Services), (MBIA), Escrowed to Maturity,
                   7.00%, 12/1/16                              1,229,490
      7,500        Maricopa County, Single Family, Escrowed
                   to Maturity, 0.00%, 2/1/16                  3,633,975
      6,500        Phoenix, IDA, Single Family, Escrowed to
                   Maturity, 0.00%, 12/1/14                    3,435,445
------------------------------------------------------------------------
                                                             $11,001,922
------------------------------------------------------------------------
General Obligations -- 6.6%
------------------------------------------------------------------------
     $1,125        Puerto Rico, 0.00%, 7/1/18                $   479,441
        500        Puerto Rico, Variable Rate, 7/1/27(3)(4)      534,035
      2,275        Tucson, 4.50%, 7/1/19                       2,142,618
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

General Obligations (continued)
------------------------------------------------------------------------
     $1,500        Tucson, 5.375%, 7/1/21                    $ 1,600,785
------------------------------------------------------------------------
                                                             $ 4,756,879
------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.9%
------------------------------------------------------------------------
     $1,000        Coconino County, IDA, Health Care
                   Institution, (Guidance Center, Inc.),
                   5.80%, 6/1/11                             $   888,850
        500        Yavapai County, IDA, Health Care
                   Institution, (West Yavapai Guidance),
                   6.625%, 8/15/24                               455,895
------------------------------------------------------------------------
                                                             $ 1,344,745
------------------------------------------------------------------------
Hospital -- 2.3%
------------------------------------------------------------------------
     $1,130        Arizona Health Facilities Authority,
                   (Phoenix Memorial Hospital),
                   8.125%, 6/1/12(5)                         $   418,100
      1,250        Arizona Health Facilities Authority,
                   (Phoenix Memorial Hospital),
                   8.20%, 6/1/21(5)(6)                           462,500
      1,000        Winslow, IDA, (Winslow Memorial
                   Hospital), 5.50%, 6/1/22                      792,510
------------------------------------------------------------------------
                                                             $ 1,673,110
------------------------------------------------------------------------
Housing -- 5.5%
------------------------------------------------------------------------
     $1,000        Maricopa County, IDA, (Laguna Point
                   Apartments), 6.75%, 7/1/19                $ 1,049,170
        905        Maricopa County, IDA, (National Health
                   Facilities II), 6.375%, 1/1/19                847,641
      1,000        Phoenix, IDA, (Woodstone and Silver
                   Springs Apartments), (Asset Guaranty),
                   6.25%, 4/1/23                               1,028,510
      1,000        Tempe, IDA, (Quadrangle Village
                   Apartments), 6.25%, 6/1/26                  1,023,090
------------------------------------------------------------------------
                                                             $ 3,948,411
------------------------------------------------------------------------
Industrial Development Revenue -- 3.1%
------------------------------------------------------------------------
     $1,000        Casa Grande, (Frito Lay, Inc.),
                   6.60%, 12/1/10                            $ 1,072,020
        750        Gila County, IDA, (Asarco, Inc.),
                   5.55%, 1/1/27                                 525,720
        750        Phoenix Airport Authority, (America West
                   Airlines, Inc.), (AMT), 6.25%, 6/1/19         623,857
------------------------------------------------------------------------
                                                             $ 2,221,597
------------------------------------------------------------------------
Insured-Electric Utilities -- 2.8%
------------------------------------------------------------------------
     $1,220        Pima County, IDA, (Tucson Electric Power
                   Co.), (FSA), 7.25%, 7/15/10               $ 1,276,559
        670        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)           709,604
------------------------------------------------------------------------
                                                             $ 1,986,163
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARIZONA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-General Obligations -- 1.5%
------------------------------------------------------------------------
     $1,000        Puerto Rico, (FSA), Variable Rate,
                   7/1/20(2)                                 $ 1,080,000
------------------------------------------------------------------------
                                                             $ 1,080,000
------------------------------------------------------------------------
Insured-Hospital -- 18.8%
------------------------------------------------------------------------
     $1,000        Arizona Health Facilities Authority,
                   (Northern Arizona Healthcare System),
                   (AMBAC), 4.75%, 10/1/30                   $   933,470
      1,000        Maricopa County, Hospital District No.
                   1, (FGIC), 6.125%, 6/1/15                   1,086,660
      2,000        Maricopa County, IDA, (Mayo Clinic
                   Hospital), (AMBAC), 5.25%, 11/15/37         2,021,580
      1,000        Mesa IDA, (Discovery Health System),
                   (MBIA), 5.625%, 1/1/29                      1,046,060
      2,000        Mohave County, IDA, (Kingman Regional
                   Medical Center), (FGIC), 6.50%, 6/1/15      2,073,460
      1,000        Pima County, IDA, (Carondelet Health
                   Care Corp.), (MBIA), 5.25%, 7/1/12          1,075,270
      1,000        Pima County, IDA, (Carondolet Health
                   Care Corp.), (MBIA), 5.25%, 7/1/11          1,076,420
      1,500        Pima County, IDA, (Tucson Medical
                   Center), (MBIA), 6.375%, 4/1/12             1,561,110
      1,500        Scottsdale, IDA, (Scottsdale Memorial
                   Hospital), (AMBAC), 6.125%, 9/1/17          1,634,925
      1,000        Yuma, IDA, (Yuma Regional Medical
                   Center), (FSA), 5.00%, 8/1/31                 993,080
------------------------------------------------------------------------
                                                             $13,502,035
------------------------------------------------------------------------
Insured-Special Tax Revenue -- 9.4%
------------------------------------------------------------------------
     $1,400        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(4)                                 $ 1,386,280
      1,000        Puerto Rico Public Finance Corp.,
                   (AMBAC), Variable Rate, 6/1/26(2)(3)        1,001,790
      4,750        Scottsdale, Preservation Authority,
                   (FGIC), 4.50%, 7/1/24                       4,358,173
------------------------------------------------------------------------
                                                             $ 6,746,243
------------------------------------------------------------------------
Insured-Transportation -- 2.2%
------------------------------------------------------------------------
     $  100        Puerto Rico Highway and Transportation
                   Authority, (MBIA), 5.50%, 7/1/36          $   106,107
      1,500        Tucson Street and Highway Revenue,
                   (FGIC), 5.00%, 7/1/18                       1,512,285
------------------------------------------------------------------------
                                                             $ 1,618,392
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Water and Sewer -- 1.7%
------------------------------------------------------------------------
     $1,205        Peoria, Water and Sewer, (FGIC),
                   5.00%, 7/1/18                             $ 1,219,484
------------------------------------------------------------------------
                                                             $ 1,219,484
------------------------------------------------------------------------
Pooled Loans -- 5.2%
------------------------------------------------------------------------
     $2,000        Arizona Educational Loan Marketing
                   Corp., (AMT), 6.25%, 6/1/06               $ 2,126,620
      1,500        Arizona Student Loan Acquisition
                   Authority, (AMT), 7.625%, 5/1/10            1,599,900
------------------------------------------------------------------------
                                                             $ 3,726,520
------------------------------------------------------------------------
Special Tax -- 1.4%
------------------------------------------------------------------------
     $1,000        Puerto Rico Infrastructure Financing
                   Authority, 5.50%, 10/1/40                 $ 1,047,030
------------------------------------------------------------------------
                                                             $ 1,047,030
------------------------------------------------------------------------
Transportation -- 1.0%
------------------------------------------------------------------------
     $  750        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                  $   741,293
------------------------------------------------------------------------
                                                             $   741,293
------------------------------------------------------------------------
Utilities -- 1.4%
------------------------------------------------------------------------
     $1,000        Puerto Rico Telephone Authority,
                   Variable Rate, 1/1/20(2)                  $ 1,049,030
------------------------------------------------------------------------
                                                             $ 1,049,030
------------------------------------------------------------------------
Water and Sewer -- 6.2%
------------------------------------------------------------------------
     $1,000        Central Arizona Water Conservation
                   District, 5.50%, 11/1/09                  $ 1,099,660
      1,500        Phoenix, Civic Improvement Corp.,
                   Wastewater System, 4.75%, 7/1/23            1,426,380
      2,050        Scottsdale, Water and Sewer,
                   4.50%, 7/1/20                               1,919,497
------------------------------------------------------------------------
                                                             $ 4,445,537
------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $68,388,921)                             $71,300,634
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARIZONA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PUT OPTIONS PURCHASED -- 0.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
     $   34        U.S. Treasury, Expires 8/25/01, Strike
                   Price 98                                  $       531
------------------------------------------------------------------------
Total Put Options Purchased
   (identified cost, $29,937)                                $       531
------------------------------------------------------------------------
Total Investments -- 99.1%
   (identified cost $68,418,858)                             $71,301,165
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                       $   626,117
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $71,927,282
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 38.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.7% to 14.4% of total investments.
 (1)  The Portfolio is accruing only partial interest on this security.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Non-income producing security.
 (6) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

COLORADO MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 6.6%
------------------------------------------------------------------------
     $1,000        Colorado Educational and Cultural
                   Facilities Authority, (Alexander Dawson
                   School), 5.30%, 2/15/29                   $ 1,005,400
      1,000        Colorado Springs, (Colorado College),
                   5.25%, 6/1/24                               1,012,570
------------------------------------------------------------------------
                                                             $ 2,017,970
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.6%
------------------------------------------------------------------------
     $1,500        Dawson Ridge, Metropolitan District #1,
                   Escrowed to Maturity, 0.00%, 10/1/22      $   388,515
      3,000        Dawson Ridge, Metropolitan District #1,
                   Escrowed to Maturity, 0.00%, 10/1/22          777,030
        500        Puerto Rico Telephone Authority, (MBIA),
                   Prerefunded to 1/1/03,
                   Variable Rate, 1/16/15(1)                     545,000
------------------------------------------------------------------------
                                                             $ 1,710,545
------------------------------------------------------------------------
General Obligations -- 3.2%
------------------------------------------------------------------------
     $  400        Bachelor Gulch, Metropolitan District,
                   6.70%, 11/15/19                           $   418,696
        360        Bell Mountain Ranch, Metropolitan
                   District, 6.625%, 11/15/25                    351,468
        200        Puerto Rico, Variable Rate, 7/1/27(2)(3)      213,614
------------------------------------------------------------------------
                                                             $   983,778
------------------------------------------------------------------------
Hospital -- 8.9%
------------------------------------------------------------------------
     $  350        Aspen Valley, Hospital District,
                   6.80%, 10/15/24                           $   372,858
        500        Colorado Health Facilities Authority,
                   (Cleo Wallace Center), 7.00%, 8/1/15          486,555
        750        Colorado Health Facilities Authority,
                   (Parkview Memorial Hospital),
                   6.125%, 9/1/25                                718,582
        500        Colorado Health Facilities Authority,
                   (Portercare Adventist Health),
                   6.50%, 11/15/31                               521,015
        265        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/13                                273,101
        400        La Junta, (Arkansas Valley Regional
                   Medical Center), 6.10%, 4/1/24                376,740
------------------------------------------------------------------------
                                                             $ 2,748,851
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Housing -- 10.3%
------------------------------------------------------------------------
     $  500        Colorado HFA, Multifamily, (AMT),
                   6.40%, 10/1/27                            $   518,020
        170        Colorado HFA, Single Family,
                   8.00%, 12/1/24                                182,322
      1,000        Denver, Multifamily, (Bank Lofts),
                   (FHA), (AMT), 6.15%, 12/1/16                1,048,860
        385        Lake Creek, (Affordable Housing Corp.),
                   Multifamily, 6.25%, 12/1/23                   363,760
      1,000        Lakewood, Multifamily, (FHA), (AMT),
                   6.65%, 10/1/25                              1,049,770
------------------------------------------------------------------------
                                                             $ 3,162,732
------------------------------------------------------------------------
Industrial Development Revenue -- 5.7%
------------------------------------------------------------------------
     $  500        Denver Airport Special Facilities,
                   (United Airlines), (AMT),
                   6.875%, 10/1/32                           $   498,340
        750        Puerto Rico Industrial, Medical and
                   Environmental Pollution Control Facility
                   Finance Authority, (American Home
                   Products), 5.10%, 12/1/18                     755,265
        500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26               513,770
------------------------------------------------------------------------
                                                             $ 1,767,375
------------------------------------------------------------------------
Insured-Education -- 5.5%
------------------------------------------------------------------------
     $1,000        Colorado Educational and Cultural
                   Facilities Authority, (Auraria
                   Foundation/University of Colorado),
                   (AMBAC), 4.75%, 9/1/28                    $   928,530
        750        Colorado Educational and Cultural
                   Facilities Authority, (Regis
                   University), (AMBAC), 5.00%, 6/1/20           750,817
------------------------------------------------------------------------
                                                             $ 1,679,347
------------------------------------------------------------------------
Insured-Electric Utilities -- 1.0%
------------------------------------------------------------------------
     $  300        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)  $   321,750
------------------------------------------------------------------------
                                                             $   321,750
------------------------------------------------------------------------
Insured-General Obligations -- 10.1%
------------------------------------------------------------------------
     $1,000        Denver, City and County School District
                   #1, (FGIC), 5.00%, 12/1/23                $   996,600
      1,000        Douglas County, School District #1,
                   (MBIA), 5.00%, 12/15/21                     1,001,140
      1,000        Eagle, Garfield and Routt Counties,
                   School District No. RE 50J, (FGIC),
                   6.30%, 12/1/12                              1,116,400
------------------------------------------------------------------------
                                                             $ 3,114,140
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

COLORADO MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-Housing -- 3.5%
------------------------------------------------------------------------
     $1,000        Thornton, SCA Realty Multifamily, (FSA),
                   7.10%, 1/1/30                             $ 1,073,940
------------------------------------------------------------------------
                                                             $ 1,073,940
------------------------------------------------------------------------
Insured-Transportation -- 22.5%
------------------------------------------------------------------------
     $1,500        Denver, Airport, (FSA), (AMT),
                   5.00%, 11/15/25                           $ 1,457,760
      3,500        E-470 Colorado Public Highway Authority,
                   (MBIA), 0.00%, 9/1/16                       1,627,885
      1,830        E-470 Colorado Public Highway Authority,
                   (MBIA), 4.75%, 9/1/23(4)                    1,737,494
        750        Northwest Parkway Public Highway
                   Authority, (AMBAC), 5.125%, 6/15/31           740,910
      3,095        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/18           1,372,725
------------------------------------------------------------------------
                                                             $ 6,936,774
------------------------------------------------------------------------
Nursing Home -- 1.0%
------------------------------------------------------------------------
     $  400        Colorado Health Facilities Authority,
                   (Volunteers of America), 5.875%, 7/1/28   $   324,076
------------------------------------------------------------------------
                                                             $   324,076
------------------------------------------------------------------------
Senior Living / Life Care -- 1.3%
------------------------------------------------------------------------
     $  430        Logan County, Industrial Development,
                   (TLC Care Choices, Inc.),
                   6.875%, 12/1/23                           $   386,927
------------------------------------------------------------------------
                                                             $   386,927
------------------------------------------------------------------------
Special Tax Revenue -- 1.3%
------------------------------------------------------------------------
     $  400        Black Hawk, Business Improvement
                   District, 6.50%, 12/1/11                  $   395,960
------------------------------------------------------------------------
                                                             $   395,960
------------------------------------------------------------------------
Transportation -- 5.9%
------------------------------------------------------------------------
     $  500        Eagle County, (Eagle County Airport
                   Terminal), (AMT), 7.50%, 5/1/21           $   511,235
        250        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/36                      247,098
      1,000        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                    1,055,210
------------------------------------------------------------------------
                                                             $ 1,813,543
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Water and Sewer -- 6.6%
------------------------------------------------------------------------
     $1,000        Colorado Water Resources, Power
                   Development Authority, 5.00%, 9/1/21      $   996,820
        500        Colorado Water Resources, Power
                   Development Authority, 5.25%, 9/1/19          510,705
        500        Cottonwood, Water and Sanitation
                   District, 7.75%, 12/1/20                      527,740
------------------------------------------------------------------------
                                                             $ 2,035,265
------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $29,137,900)                             $30,472,973
------------------------------------------------------------------------

PUT OPTIONS PURCHASED -- 0.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
     $   18        U.S. Treasury, Expires 8/25/01, Strike
                   Price 98                                  $       281
------------------------------------------------------------------------
Total Put Options Purchased
   (identified cost, $13,318)                                $       281
------------------------------------------------------------------------
Total Investments -- 99.0%
   (identified cost $29,151,218)                             $30,473,254
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.0%                       $   322,700
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $30,795,954
------------------------------------------------------------------------

 The Portfolio invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 44.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.9% to 16.1% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Cogeneration -- 3.0%
-------------------------------------------------------------------------
     $4,500        Eastern Connecticut Resource Recovery
                   Authority, (Wheelabrator Lisbon), (AMT),
                   5.50%, 1/1/20                             $  4,115,205
-------------------------------------------------------------------------
                                                             $  4,115,205
-------------------------------------------------------------------------
Education -- 10.4%
-------------------------------------------------------------------------
     $1,000        Connecticut HEFA, (Loomis Chaffee
                   School), 5.25%, 7/1/31                    $  1,006,980
      1,675        Connecticut HEFA, (Quinnipiac College),
                   6.00%, 7/1/23                                1,651,801
      2,275        Connecticut HEFA, (University of
                   Hartford), 6.80%, 7/1/22                     2,333,809
      3,400        Connecticut HEFA, (Yale University),
                   Variable Rate, 6/10/30(1)                    3,616,750
        955        Connecticut Higher Education
                   Supplemental Loan Authority, (AMT),
                   6.20%, 11/15/09                              1,005,147
      1,940        Connecticut Higher Education
                   Supplemental Loan Authority, (AMT),
                   7.50%, 11/15/10                              1,943,783
      3,000        University of Connecticut,
                   4.75%, 11/15/24                              2,899,290
-------------------------------------------------------------------------
                                                             $ 14,457,560
-------------------------------------------------------------------------
Electric Utilities -- 5.1%
-------------------------------------------------------------------------
     $1,000        Connecticut Development Authority,
                   (Connecticut Light and Power),
                   5.85%, 9/1/28                             $  1,010,780
      1,500        Connecticut Development Authority,
                   (Connecticut Light and Power), (AMT),
                   5.95%, 9/1/28                                1,506,780
        800        Connecticut Development Authority,
                   (Western Mass Electric), Variable Rate,
                   9/1/28(1)(2)                                   813,296
      1,100        Guam Power Authority, 6.625%, 10/1/14        1,243,330
      2,500        Puerto Rico Electric Power Authority,
                   5.00%, 7/1/28                                2,468,200
-------------------------------------------------------------------------
                                                             $  7,042,386
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.6%
-------------------------------------------------------------------------
     $3,000        Connecticut HEFA, (NHP), (Windsor),
                   Prerefunded to 11/1/04, 7.125%, 11/1/14   $  3,413,130
      3,100        Connecticut HEFA, (Quinnipiac College),
                   Prerefunded to 7/1/03, 6.00%, 7/1/23         3,331,353
      1,000        Connecticut HEFA, (Sacred Heart
                   University), Prerefunded to 7/1/02,
                   6.80%, 7/1/12                                1,056,220
-------------------------------------------------------------------------
                                                             $  7,800,703
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
General Obligations -- 5.5%
-------------------------------------------------------------------------
     $1,750        Connecticut, 0.00%, 11/1/09               $  1,239,962
      1,270        Danbury, 4.50%, 2/1/14                       1,265,796
      1,065        Puerto Rico, 0.00%, 7/1/15                     543,693
      2,000        Puerto Rico, 5.00%, 7/1/27                   1,979,280
        350        Puerto Rico, Variable Rate, 7/1/27(2)(3)       373,824
        400        Redding, 5.50%, 10/15/18                       436,696
        650        Redding, 5.625%, 10/15/19                      718,328
        535        Wilton, 5.25%, 7/15/18                         568,149
        535        Wilton, 5.25%, 7/15/19                         567,394
-------------------------------------------------------------------------
                                                             $  7,693,122
-------------------------------------------------------------------------
Hospital -- 2.7%
-------------------------------------------------------------------------
     $4,000        Connecticut HEFA, (Griffin Hospital),
                   5.75%, 7/1/23                             $  3,781,000
-------------------------------------------------------------------------
                                                             $  3,781,000
-------------------------------------------------------------------------
Housing -- 3.9%
-------------------------------------------------------------------------
     $1,000        Connecticut HFA, Housing Mortgage
                   Finance Program, (AMT), 5.45%, 5/15/32    $  1,006,290
        305        Connecticut HFA, Multifamily,
                   6.60%, 11/15/23                                315,672
      3,910        Connecticut HFA, Multifamily, (AMT),
                   6.20%, 11/15/22                              4,102,176
-------------------------------------------------------------------------
                                                             $  5,424,138
-------------------------------------------------------------------------
Industrial Development Revenue -- 4.4%
-------------------------------------------------------------------------
     $1,000        Connecticut Development Authority,
                   (Pfizer, Inc.), 6.55%, 2/15/13            $  1,048,620
      3,065        Connecticut Development Authority,
                   Airport Facility, (Signature Flight),
                   (AMT), 6.625%, 12/1/14                       3,073,245
        200        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.25%, 6/1/26                205,508
        500        Puerto Rico Port Authority, (American
                   Airlines), (AMT), 6.30%, 6/1/23                509,325
      1,350        Sprague, Environmental Improvement,
                   (International Paper Co.), (AMT),
                   5.70%, 10/1/21                               1,318,275
-------------------------------------------------------------------------
                                                             $  6,154,973
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Education -- 12.1%
-------------------------------------------------------------------------
     $3,000        Connecticut HEFA, (Choate Rosemary
                   College), (MBIA), 5.00%, 7/1/27           $  2,971,890
      1,000        Connecticut HEFA, (Choate Rosemary
                   College), (MBIA), 6.80%, 7/1/15(4)           1,110,020
      2,000        Connecticut HEFA, (Fairfield
                   University), (MBIA), 5.00%, 7/1/28           1,992,000
      2,500        Connecticut HEFA, (Fairfield
                   University), (MBIA), 5.25%, 7/1/25           2,557,125
      1,000        Connecticut HEFA, (Greenwich Academy),
                   (FSA), 5.00%, 3/1/32                         1,000,200
      5,305        Connecticut HEFA, (Trinity College),
                   (MBIA), 5.50%, 7/1/21                        5,759,745
      1,440        Connecticut HEFA, (Westminster School),
                   (MBIA), 5.00%, 7/1/29                        1,432,426
-------------------------------------------------------------------------
                                                             $ 16,823,406
-------------------------------------------------------------------------
Insured-Electric Utilities -- 2.8%
-------------------------------------------------------------------------
     $4,000        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                      $  3,882,920
-------------------------------------------------------------------------
                                                             $  3,882,920
-------------------------------------------------------------------------
Insured-General Obligations -- 6.4%
-------------------------------------------------------------------------
     $3,870        Bridgeport, (FGIC), 4.75%, 8/15/21        $  3,784,279
      1,000        New Britain, (MBIA), 6.00%, 3/1/12           1,147,410
      4,000        Suffield, (MBIA), 4.75%, 6/15/21             3,936,600
-------------------------------------------------------------------------
                                                             $  8,868,289
-------------------------------------------------------------------------
Insured-Health Care Miscellaneous -- 0.4%
-------------------------------------------------------------------------
     $  550        Connecticut HEFA, (Child Care Facility
                   Program), (AMBAC), 5.00%, 7/1/31          $    543,664
-------------------------------------------------------------------------
                                                             $    543,664
-------------------------------------------------------------------------
Insured-Hospital -- 5.8%
-------------------------------------------------------------------------
     $1,000        Connecticut HEFA, (Bridgeport Hospital),
                   (MBIA), 6.625%, 7/1/18                    $  1,050,700
      1,000        Connecticut HEFA, (Danbury Hospital),
                   (AMBAC), 5.375%, 7/1/17                      1,029,440
      1,500        Connecticut HEFA, (Hospital of St.
                   Raphael), (AMBAC), 6.625%, 7/1/14            1,534,560
      2,350        Connecticut HEFA, (Lawrence and Memorial
                   Hospital), (MBIA), 5.00%, 7/1/22             2,342,339
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
     $2,000        Connecticut HEFA, (Yale-New Haven
                   Hospital), (MBIA), 6.50%, 7/1/12          $  2,100,740
-------------------------------------------------------------------------
                                                             $  8,057,779
-------------------------------------------------------------------------
Insured-Housing -- 0.2%
-------------------------------------------------------------------------
     $  290        Puerto Rico Housing Finance Corp.,
                   (AMBAC), 7.50%, 10/1/11                   $    290,774
-------------------------------------------------------------------------
                                                             $    290,774
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.7%
-------------------------------------------------------------------------
     $  375        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(1)(2)                              $    372,551
      2,000        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), 5.00%, 7/1/28            1,993,460
-------------------------------------------------------------------------
                                                             $  2,366,011
-------------------------------------------------------------------------
Insured-Transportation -- 5.3%
-------------------------------------------------------------------------
     $5,500        Connecticut Airport, (Bradley
                   International Airport), (FGIC), (AMT),
                   5.125%, 10/1/26                           $  5,504,070
      1,750        Puerto Rico Highway and Transportation
                   Authority, (AMBAC), 0.00%, 7/1/16              875,158
      1,020        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38                966,532
-------------------------------------------------------------------------
                                                             $  7,345,760
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.0%
-------------------------------------------------------------------------
     $1,340        South Central Connecticut Regional Water
                   Authority, (FGIC), 5.125%, 8/1/29         $  1,349,594
-------------------------------------------------------------------------
                                                             $  1,349,594
-------------------------------------------------------------------------
Nursing Home -- 7.5%
-------------------------------------------------------------------------
     $1,240        Connecticut Development Authority,
                   (Baptist Homes), 9.00%, 9/1/22            $  1,344,148
        720        Connecticut HEFA, (NHP) (Highland View),
                   (AMT), 7.00%, 11/1/07                          808,877
      1,305        Connecticut HEFA, (NHP), (Sharon
                   Healthcare), 6.25%, 11/1/14                  1,451,473
        655        Connecticut HEFA, (NHP), (St. Camillus),
                   6.25%, 11/1/18                                 687,049
      3,250        Connecticut HEFA, (NHP), (St. Joseph's
                   Manor), 6.25%, 11/1/16                       3,447,178
        335        Connecticut HEFA, (NHP), (Wadsworth
                   Glen), (AMT), 7.00%, 11/1/07                   376,352

                       SEE NOTES TO FINANCIAL STATEMENTS

CONNECTICUT MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Nursing Home (continued)
-------------------------------------------------------------------------
     $2,000        Connecticut HEFA, (NHP), (Wadsworth
                   Glen), (AMT), 7.50%, 11/1/16              $  2,247,980
-------------------------------------------------------------------------
                                                             $ 10,363,057
-------------------------------------------------------------------------
Solid Waste -- 5.0%
-------------------------------------------------------------------------
     $2,500        Bristol Resource Recovery Facility,
                   (Ogden Martin Systems), 6.50%, 7/1/14     $  2,669,750
      4,250        Connecticut Resources Recovery
                   Authority, (American REF-FUEL Co.),
                   (AMT), 6.45%, 11/15/22                       4,319,700
-------------------------------------------------------------------------
                                                             $  6,989,450
-------------------------------------------------------------------------
Special Tax Revenue -- 4.3%
-------------------------------------------------------------------------
     $3,180        Connecticut Special Tax Transportation
                   Infrastructure, 6.125%, 9/1/12            $  3,670,547
      2,000        Connecticut Special Tax Transportation
                   Infrastructure, 6.50%, 10/1/12               2,372,140
-------------------------------------------------------------------------
                                                             $  6,042,687
-------------------------------------------------------------------------
Transportation -- 4.7%
-------------------------------------------------------------------------
     $2,350        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/22                  $  2,348,379
      3,680        Puerto Rico Highway and Transportation
                   Authority, 5.00%, 7/1/38                     3,603,934
        500        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/15                       549,370
-------------------------------------------------------------------------
                                                             $  6,501,683
-------------------------------------------------------------------------
Water and Sewer -- 1.0%
-------------------------------------------------------------------------
     $1,250        Connecticut Clean Water Fund,
                   6.00%, 10/1/12                            $  1,438,588
-------------------------------------------------------------------------
                                                             $  1,438,588
-------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $129,316,721)                            $137,332,749
-------------------------------------------------------------------------

PUT OPTIONS PURCHASED -- 0.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
     $   70        U.S. Treasury, Expires 8/25/01, Strike
                   Price 98                                  $      1,094
-------------------------------------------------------------------------
Total Put Options Purchased
   (identified cost, $51,791)                                $      1,094
-------------------------------------------------------------------------
Total Investments -- 98.8%
   (identified cost $129,368,512)                            $137,333,843
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                       $  1,665,474
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $138,999,317
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 36.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.3% to 19.2% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Electric Utilities -- 0.6%
------------------------------------------------------------------------
     $  500        Michigan South Central Power Agency
                   Supply System, 6.75%, 11/1/10             $   513,760
------------------------------------------------------------------------
                                                             $   513,760
------------------------------------------------------------------------
Escrowed / Prerefunded -- 6.2%
------------------------------------------------------------------------
     $3,500        Kent Hospital Finance Authority,
                   (Butterworth Health System), Prerefunded
                   to 1/15/06, (MBIA), 6.125%, 1/15/21       $ 3,921,225
      1,000        Lake Orion, School District, Prerefunded
                   to 5/1/05, (AMBAC), 7.00%, 5/1/20           1,133,920
------------------------------------------------------------------------
                                                             $ 5,055,145
------------------------------------------------------------------------
General Obligations -- 5.0%
------------------------------------------------------------------------
     $2,000        Detroit, 6.35%, 4/1/14                    $ 2,129,820
        475        Detroit, 6.70%, 4/1/10                        533,216
      1,000        East Grand Rapids, Public School
                   District, 5.00%, 5/1/25                       986,920
        350        Puerto Rico, Variable Rate, 7/1/27(1)(2)      373,824
------------------------------------------------------------------------
                                                             $ 4,023,780
------------------------------------------------------------------------
Hospital -- 12.8%
------------------------------------------------------------------------
     $  500        Allegan Hospital Finance Authority,
                   (Allegan General Hospital),
                   7.00%, 11/15/21                           $   495,125
      1,000        Dickinson County Health System,
                   5.80%, 11/1/24                                845,940
      1,000        John Tolfree Health System Corp.,
                   6.00%, 9/15/23                                878,070
      1,100        Mecosta County, (Michigan General
                   Hospital), 5.75%, 5/15/09                   1,075,701
      2,000        Michigan Hospital Finance Authority,
                   (Central Michigan Community Hospital),
                   6.25%, 10/1/27                              1,745,700
        250        Michigan Hospital Finance Authority,
                   (Henry Ford Continuing Care Corp.),
                   6.75%, 7/1/11                                 255,725
      6,000        Michigan Hospital Finance Authority,
                   (McLaren Obligated Group),
                   4.50%, 10/15/21                             5,062,500
------------------------------------------------------------------------
                                                             $10,358,761
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Industrial Development Revenue -- 7.5%
------------------------------------------------------------------------
     $1,500        Detroit Local Development Finance
                   Authority, (Chrysler Corp.),
                   5.375%, 5/1/21                            $ 1,505,520
      2,000        Dickinson, EDC, (Champion
                   International), 5.85%, 10/1/18              2,034,140
        935        Michigan Strategic Fund, (Crown Paper),
                   (AMT), 6.50%, 8/1/21(3)                       154,255
        105        Michigan Strategic Fund, (KMart Corp.),
                   6.80%, 6/15/07                                106,451
      2,200        Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                      2,248,114
------------------------------------------------------------------------
                                                             $ 6,048,480
------------------------------------------------------------------------
Insured-Education -- 4.3%
------------------------------------------------------------------------
     $1,000        Ferris State University, (AMBAC),
                   5.00%, 10/1/23                            $   987,400
        500        Ferris State University, (AMBAC),
                   5.00%, 10/1/28                                488,990
      2,000        Western Michigan University, (FGIC),
                   5.125%, 11/15/22                            2,004,100
------------------------------------------------------------------------
                                                             $ 3,480,490
------------------------------------------------------------------------
Insured-Electric Utilities -- 4.2%
------------------------------------------------------------------------
     $  300        Michigan Strategic Fund, (Detroit Edison
                   Co.), (FGIC), 6.95%, 5/1/11               $   361,392
      2,000        Michigan Strategic Fund, (Detroit Edison
                   Co.), (MBIA), (AMT), 5.55%, 9/1/29          2,059,520
      1,000        Puerto Rico Electric Power Authority,
                   (FSA), 4.75%, 7/1/24                          970,730
------------------------------------------------------------------------
                                                             $ 3,391,642
------------------------------------------------------------------------
Insured-General Obligations -- 17.8%
------------------------------------------------------------------------
     $1,000        Avondale School District, (AMBAC),
                   4.75%, 5/1/22                             $   949,910
      1,345        Brighton School District, (AMBAC),
                   0.00%, 5/1/18                                 574,826
      1,000        Coopersville Area Public School
                   District, (MBIA), 5.00%, 5/1/29               977,180
        400        Haslett Public School District, (FSA),
                   4.75%, 5/1/26                                 380,684
      1,900        Holland School District, (AMBAC),
                   0.00%, 5/1/17                                 860,890
      3,000        Lake Orion, Community School District,
                   (FGIC), 5.125%, 5/1/23                      3,001,440

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-General Obligations (continued)
------------------------------------------------------------------------
     $1,000        Novi Building Authority, (FSA),
                   5.50%, 10/1/25                            $ 1,041,010
      2,410        Okemos Public Schools, (MBIA),
                   0.00%, 5/1/16                               1,158,222
        930        Parchment School District, (MBIA),
                   5.00%, 5/1/25                                 940,937
      1,000        Redford Union School District No.1,
                   (AMBAC), 5.00%, 5/1/22                      1,009,600
      2,500        Wyoming Public Schools, (FGIC),
                   5.125%, 5/1/23                              2,501,200
      1,000        Zeeland Public Schools, (FGIC),
                   5.25%, 5/1/22                               1,011,020
------------------------------------------------------------------------
                                                             $14,406,919
------------------------------------------------------------------------
Insured-Housing -- 2.1%
------------------------------------------------------------------------
     $  500        Michigan HDA, (Parkway Meadows), (FSA),
                   6.85%, 10/15/18                           $   522,125
      1,250        Michigan HDA, Rental Housing, (MBIA),
                   (AMT), 5.30%, 10/1/37                       1,221,775
------------------------------------------------------------------------
                                                             $ 1,743,900
------------------------------------------------------------------------
Insured-Senior Living / Life Care -- 2.7%
------------------------------------------------------------------------
     $2,200        Hancock Hospital Finance Authority,
                   (Portage Health), (MBIA), 5.45%, 8/1/47   $ 2,226,906
------------------------------------------------------------------------
                                                             $ 2,226,906
------------------------------------------------------------------------
Insured-Transportation -- 1.2%
------------------------------------------------------------------------
     $1,000        Wayne Charter County Airport, (MBIA),
                   (AMT), 5.00%, 12/1/28                     $   966,110
------------------------------------------------------------------------
                                                             $   966,110
------------------------------------------------------------------------
Insured-Water and Sewer -- 13.7%
------------------------------------------------------------------------
     $5,000        Detroit, City Water Supply System,
                   (FGIC), 4.75%, 7/1/19                     $ 4,798,700
      4,400        Grand Rapids, Sanitary Sewer System,
                   (FGIC), 4.75%, 1/1/28                       4,105,200
      2,165        Warren, Water and Sewer, (FSA),
                   5.25%, 11/1/26                              2,182,753
------------------------------------------------------------------------
                                                             $11,086,653
------------------------------------------------------------------------
Miscellaneous -- 1.3%
------------------------------------------------------------------------
     $1,100        Pittsfield Township EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                 $ 1,065,735
------------------------------------------------------------------------
                                                             $ 1,065,735
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Pooled Loans -- 3.1%
------------------------------------------------------------------------
     $1,825        Michigan Municipal Bond Authority Local
                   Government Loan, 6.75%, 5/1/12            $ 1,938,168
        590        Michigan Municipal Bond Authority Local
                   Government Loan, 6.90%, 5/1/21                607,635
------------------------------------------------------------------------
                                                             $ 2,545,803
------------------------------------------------------------------------
Senior Living / Life Care -- 2.9%
------------------------------------------------------------------------
     $1,500        Kalamazoo EDC, (Friendship Village),
                   6.25%, 5/15/27                            $ 1,408,755
      1,000        Michigan HFA, (Presbyterian Village),
                   6.50%, 1/1/25                                 959,380
------------------------------------------------------------------------
                                                             $ 2,368,135
------------------------------------------------------------------------
Special Tax Revenue -- 8.9%
------------------------------------------------------------------------
     $  250        Battle Creek, Downtown Development
                   Authority Tax Increment, 7.60%, 5/1/16    $   282,767
      1,315        Battle Creek, Downtown Development
                   Authority Tax Increment, 7.65%, 5/1/22      1,489,080
      3,300        Detroit, Convention Facility, (Cobo Hall
                   Expansion), 5.25%, 9/30/12(4)               3,355,869
      3,050        Detroit, Downtown Tax Increment,
                   0.00%, 7/1/16                               1,365,638
      2,000        Detroit, Downtown Tax Increment,
                   0.00%, 7/1/20                                 697,100
------------------------------------------------------------------------
                                                             $ 7,190,454
------------------------------------------------------------------------
Transportation -- 4.6%
------------------------------------------------------------------------
     $1,500        Kent County Airport Facility, (AMT),
                   Variable Rate, 1/1/25(1)(5)               $ 1,461,150
        345        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(1)(2)        381,939
      2,000        Wayne Charter County Airport, Residual
                   Certificates, (AMT), Variable Rate,
                   12/1/28(1)(5)                               1,864,460
------------------------------------------------------------------------
                                                             $ 3,707,549
------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $74,379,555)                             $80,180,222
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MICHIGAN MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PUT OPTIONS PURCHASED -- 0.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
     $   45        U.S. Treasury, Expires 8/25/01, Strike
                   Price 98                                  $       703
------------------------------------------------------------------------
Total Put Options Purchased
   (identified cost, $33,293)                                $       703
------------------------------------------------------------------------
Total Investments -- 98.9%
   (identified cost $74,412,848)                             $80,180,925
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.1%                       $   921,199
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $81,102,124
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 52.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.4% to 22.2% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Non-income producing security.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MINNESOTA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Assisted Living -- 2.1%
------------------------------------------------------------------------
    $   975        St. Paul, Housing and Redevelopment,
                   (Care Institute, Inc.-Highland),
                   8.75%, 11/1/24                            $ 1,052,668
------------------------------------------------------------------------
                                                             $ 1,052,668
------------------------------------------------------------------------
Education -- 7.7%
------------------------------------------------------------------------
    $ 1,000        Hopkins, (Blake School), 5.50%, 9/1/24    $ 1,026,690
      1,250        Minnesota Higher Education Facilities
                   Authority, (Hamline University),
                   6.00%, 10/1/29                              1,281,062
        500        Minnesota Higher Education Facilities
                   Authority, (St. John's University),
                   5.25%, 10/1/26                                501,330
        500        Minnesota Higher Education Facilities
                   Authority, (St. John's University),
                   5.40%, 10/1/22                                506,415
        500        Minnesota Higher Education Facilities
                   Authority, (St. Mary's College),
                   6.15%, 10/1/23                                510,880
------------------------------------------------------------------------
                                                             $ 3,826,377
------------------------------------------------------------------------
Electric Utilities -- 8.4%
------------------------------------------------------------------------
    $ 2,000        Chaska, Electric, 6.10%, 10/1/30          $ 2,124,520
        500        Puerto Rico Electric Power Authority,
                   RITES, Variable Rate, 7/1/29(1)(2)            529,555
      1,500        Rochester Electric, 5.25%, 12/1/30          1,505,925
------------------------------------------------------------------------
                                                             $ 4,160,000
------------------------------------------------------------------------
Escrowed / Prerefunded -- 5.8%
------------------------------------------------------------------------
    $ 1,700        Minnesota State, Prerefunded to 8/1/02,
                   Variable Rate, 8/1/11(3)                  $ 1,821,363
      1,000        St. Paul, Housing and Redevelopment
                   Authority, (Civic Center), (MBIA),
                   Escrowed to Maturity, 5.45%, 11/1/13        1,052,380
------------------------------------------------------------------------
                                                             $ 2,873,743
------------------------------------------------------------------------
General Obligations -- 3.6%
------------------------------------------------------------------------
    $ 1,000        Minnesota State, (Duluth Airport),
                   (AMT), 6.25%, 8/1/14                      $ 1,083,180
        500        Osseo, Independent School District No.
                   279, 5.25%, 2/1/21                            508,425
        200        St. Cloud, Water and Sewer,
                   Variable Rate, 8/1/13(3)                      203,250
------------------------------------------------------------------------
                                                             $ 1,794,855
------------------------------------------------------------------------
Hospital -- 10.2%
------------------------------------------------------------------------
    $   700        Martin County, (Fairmont Community
                   Hospital Association), 6.625%, 9/1/22     $   659,505
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital (continued)
------------------------------------------------------------------------
    $   500        Minneapolis and St. Paul, Housing and
                   Redevelopment Authority, (Group Health
                   Plan, Inc.), 6.75%, 12/1/13               $   512,530
        900        Red Wing Health Care Facilities, (River
                   Region Obligation Group), 6.50%, 9/1/22       978,417
        500        Rochester Health Care Facilities, (Mayo
                   Clinic), Variable Rate, 11/15/27(1)(3)        523,840
      2,200        Rochester Health Care Facilities, (Mayo
                   Clinic), Variable Rate, 11/15/15(2)         2,370,500
------------------------------------------------------------------------
                                                             $ 5,044,792
------------------------------------------------------------------------
Housing -- 11.5%
------------------------------------------------------------------------
    $   300        Coon Rapids, Multifamily Housing,
                   (Browns Meadow), (FHA), (AMT),
                   6.85%, 8/1/33                             $   311,052
      3,580        Minnesota HFA, Single Family, (AMT),
                   6.50%, 1/1/26                               3,700,682
      1,650        Minnetonka, Multifamily, (Archer Heights
                   Apartments), (AMT), 6.00%, 1/20/27          1,683,445
------------------------------------------------------------------------
                                                             $ 5,695,179
------------------------------------------------------------------------
Industrial Development Revenue -- 8.1%
------------------------------------------------------------------------
    $ 1,000        Cloquet, (Potlach Corp.), 5.90%, 10/1/26  $   912,820
        100        Minneapolis, Community Development
                   Agency, Common Bond Fund,
                   7.35%, 12/1/09                                102,721
      1,250        Minneapolis, Community Development
                   Agency, Common Bond Fund,
                   7.40%, 12/1/21                              1,285,788
      1,605        Minneapolis, Community Development
                   Agency, Common Bond Fund, (AMT),
                   6.80%, 12/1/24                              1,698,058
------------------------------------------------------------------------
                                                             $ 3,999,387
------------------------------------------------------------------------
Insured-Electric Utilities -- 13.9%
------------------------------------------------------------------------
    $ 1,000        Northern Minnesota Municipal Power
                   Agency, (AMBAC), 4.75%, 1/1/20            $   959,050
        500        Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                          509,855
      3,000        Southern Minnesota Municipal Power
                   Agency, (MBIA), 0.00%, 1/1/21               1,096,800
     10,000        Southern Minnesota Municipal Power
                   Agency, (MBIA), 0.00%, 1/1/25               2,924,400
        300        Southern Minnesota Municipal Power
                   Agency, (MBIA), (AMT), Variable Rate,
                   1/1/18(1)(3)(4)                               316,500
        565        Western Minnesota Municipal Power
                   Agency, (AMBAC), 5.50%, 1/1/16                595,753
        510        Western Minnesota Municipal Power
                   Agency, (MBIA), 5.50%, 1/1/15                 510,306
------------------------------------------------------------------------
                                                             $ 6,912,664
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MINNESOTA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------
Insured-General Obligations -- 3.0%
------------------------------------------------------------------------
    $ 1,330        St. Francis, Independent School District
                   No. 15, (FGIC), 6.35%, 2/1/12             $ 1,475,741
------------------------------------------------------------------------
                                                             $ 1,475,741
------------------------------------------------------------------------
Insured-Hospital -- 3.5%
------------------------------------------------------------------------
    $   250        Minneapolis, (Fairview Hospital),
                   (MBIA), 6.50%, 1/1/11                     $   258,673
        450        Plymouth, (Westhealth), (FSA),
                   6.25%, 6/1/16                                 484,443
      1,000        St. Louis Park, (Care Institute),
                   (AMBAC), Variable Rate, 7/1/13(3)           1,017,500
------------------------------------------------------------------------
                                                             $ 1,760,616
------------------------------------------------------------------------
Insured-Housing -- 3.2%
------------------------------------------------------------------------
    $ 1,500        SCA MFMR Receipts, Burnsville, (FSA),
                   7.10%, 1/1/30                             $ 1,610,910
------------------------------------------------------------------------
                                                             $ 1,610,910
------------------------------------------------------------------------
Insured-Transportation -- 5.9%
------------------------------------------------------------------------
    $   500        Minneapolis and St. Paul Metropolitan
                   Airport Commission, (AMBAC),
                   5.00%, 1/1/30                             $   489,945
      1,500        Minneapolis and St. Paul Metropolitan
                   Airport Commission, (FGIC),
                   5.25%, 1/1/32                               1,509,345
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38               947,580
------------------------------------------------------------------------
                                                             $ 2,946,870
------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.7%
------------------------------------------------------------------------
    $   350        Cambridge EDA, Public Lease,
                   6.25%, 2/1/14                             $   356,174
------------------------------------------------------------------------
                                                             $   356,174
------------------------------------------------------------------------
Miscellaneous -- 2.0%
------------------------------------------------------------------------
    $ 1,000        Red Lake Band of Chippewa Indians,
                   (AMT), 6.25%, 8/1/13                      $   967,690
------------------------------------------------------------------------
                                                             $   967,690
------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
------------------------------------------------------------------------

Nursing Home -- 2.9%
------------------------------------------------------------------------
    $ 1,000        Columbia Heights, Multifamily,
                   (Crestview Corp.), 6.00%, 3/1/33          $   851,110
        670        Minneapolis, (Walker Methodist Senior
                   Services), 6.00%, 11/15/28                    579,423
------------------------------------------------------------------------
                                                             $ 1,430,533
------------------------------------------------------------------------
Solid Waste -- 0.9%
------------------------------------------------------------------------
    $   450        Anoka County, Solid Waste Disposal,
                   National Rural Utility, (AMT),
                   6.95%, 12/1/08                            $   462,330
------------------------------------------------------------------------
                                                             $   462,330
------------------------------------------------------------------------
Transportation -- 4.1%
------------------------------------------------------------------------
    $   600        Minneapolis and St. Paul Metropolitan
                   Airport Commission, (Northwest
                   Airlines), (AMT), 7.00%, 4/1/25           $   579,780
      1,500        Minneapolis and St. Paul, Metropolitan
                   Airport Commission, (AMT),
                   4.50%, 1/1/15                               1,446,450
------------------------------------------------------------------------
                                                             $ 2,026,230
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.5%
   (identified cost $45,742,031)                             $48,396,759
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.5%                       $ 1,234,915
------------------------------------------------------------------------
Net Assets -- 100.0%                                         $49,631,674
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 32.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 6.2% to 12.7% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 2.7%
-------------------------------------------------------------------------
    $ 3,750        New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.25%, 10/1/20         $  3,410,700
      3,435        New Jersey EDA, (Forsgate), (AMT),
                   8.625%, 6/1/25                               3,565,770
-------------------------------------------------------------------------
                                                             $  6,976,470
-------------------------------------------------------------------------
Cogeneration -- 5.2%
-------------------------------------------------------------------------
    $ 1,725        New Jersey EDA, (Trigen Trenton), (AMT),
                   6.20%, 12/1/07                            $  1,730,192
      8,805        New Jersey EDA, (Vineland Cogeneration),
                   (AMT), 7.875%, 6/1/19                        9,030,320
      2,500        Port Authority of New York and New
                   Jersey, (KIAC), (AMT), 6.75%, 10/1/19        2,609,125
-------------------------------------------------------------------------
                                                             $ 13,369,637
-------------------------------------------------------------------------
Economic Development Revenue -- 0.9%
-------------------------------------------------------------------------
    $ 2,155        New Jersey EDA, RITES, Variable Rate,
                   5/1/18(1)(2)                              $  2,231,115
-------------------------------------------------------------------------
                                                             $  2,231,115
-------------------------------------------------------------------------
Education -- 1.7%
-------------------------------------------------------------------------
    $ 8,800        New Jersey Higher Educational Student
                   Loan Bonds, (AMT), 0.00%, 7/1/10          $  4,463,360
-------------------------------------------------------------------------
                                                             $  4,463,360
-------------------------------------------------------------------------
Electric Utilities -- 1.9%
-------------------------------------------------------------------------
    $ 9,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                             $  4,094,370
      2,000        Puerto Rico Electric Power Authority,
                   0.00%, 7/1/17                                  909,860
-------------------------------------------------------------------------
                                                             $  5,004,230
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 0.4%
-------------------------------------------------------------------------
    $ 1,000        Lafayette Yard, Community Development
                   Corporation, (Hotel and Conference
                   Center), (MBIA), Prerefunded to 4/1/10,
                   5.80%, 4/1/35                             $  1,082,400
-------------------------------------------------------------------------
                                                             $  1,082,400
-------------------------------------------------------------------------
General Obligations -- 3.3%
-------------------------------------------------------------------------
    $ 4,000        Guam, 5.40%, 11/15/18                     $  4,017,720
      1,500        Hudson County Improvement Authority,
                   6.625%, 8/1/25                               1,578,690
      3,000        Mercer County Improvement Authority,
                   0.00%, 4/1/10                                2,072,220
      1,500        Puerto Rico, 0.00%, 7/1/16                     717,645
-------------------------------------------------------------------------
                                                             $  8,386,275
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Hospital -- 13.3%
-------------------------------------------------------------------------
    $ 3,750        Camden County, Improvement Authority,
                   (Cooper Health System), 6.00%, 2/15/27    $  2,882,662
      2,300        New Jersey Health Care Facilities
                   Financing Authority, (Atlantic City
                   Medical Center), 6.80%, 7/1/11               2,415,575
      1,250        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.125%, 7/1/12                      1,077,387
      3,500        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.25%, 7/1/17                       2,888,200
      1,750        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 5.25%, 7/1/27                       1,343,370
      5,400        New Jersey Health Care Facilities
                   Financing Authority, (Capital Health
                   System), 6.00%, 7/1/27                       4,816,692
      3,375        New Jersey Health Care Facilities
                   Financing Authority, (Deborah Heart and
                   Lung Center), 6.30%, 7/1/23                  3,343,140
      1,755        New Jersey Health Care Facilities
                   Financing Authority, (Hackensack
                   University Medical Center),
                   6.00%, 1/1/34                                1,827,236
      2,700        New Jersey Health Care Facilities
                   Financing Authority, (Hackensack
                   University Medical Center),
                   6.00%, 1/1/25                                2,835,486
      2,000        New Jersey Health Care Facilities
                   Financing Authority, (Robert Wood
                   Johnson University Hospital),
                   5.75%, 7/1/31                                2,101,620
      1,800        New Jersey Health Care Facilities
                   Financing Authority, (Saint Peters
                   University Hospital), 6.875%, 7/1/30         1,847,448
      1,000        New Jersey Health Care Facilities
                   Financing Authority, (Saint Peters
                   University Hospital), (AMT),
                   6.875%, 7/1/20                               1,029,770
      2,890        New Jersey Health Care Facilities
                   Financing Authority, (St. Barnabas
                   Health Center),
                   Variable Rate, 7/1/28(2)(3)                  2,533,807
        850        New Jersey Health Care Facilities
                   Financing Authority, (St. Elizabeth's
                   Hospital), 6.00%, 7/1/20                       778,166
      2,500        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     2,612,100
-------------------------------------------------------------------------
                                                             $ 34,332,659
-------------------------------------------------------------------------
Housing -- 0.4%
-------------------------------------------------------------------------
    $ 1,000        Guam Housing Corp., Single Family,
                   (AMT), 5.75%, 9/1/31                      $  1,056,340
-------------------------------------------------------------------------
                                                             $  1,056,340
-------------------------------------------------------------------------
Industrial Development Revenue -- 15.5%
-------------------------------------------------------------------------
    $ 4,000        Middlesex County Pollution Control
                   Financing Authority, (Amerada Hess
                   Corp.), 6.875%, 12/1/22(4)                $  4,110,800
      2,000        Middlesex County Pollution Control
                   Financing Authority, (Amerada Hess
                   Corp.), 7.875%, 6/1/22                       2,135,640
      1,310        New Jersey EDA, (American Airlines
                   Inc.), (AMT), 7.10%, 11/1/31                 1,342,776

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 6,000        New Jersey EDA, (Continental Airlines),
                   (AMT), 6.25%, 9/15/29                     $  5,754,660
      4,500        New Jersey EDA, (Elizabethtown Water
                   Company), (AMT), 6.70%, 8/1/21               4,595,760
      3,000        New Jersey EDA, (Garden State Paper
                   Co.), 7.125%, 4/1/22                         3,144,570
      2,135        New Jersey EDA, (GATX Terminals Corp.),
                   7.30%, 9/1/19                                2,248,176
      3,500        New Jersey EDA, (Glimcher Properties
                   REIT), (AMT), 6.00%, 11/1/28                 3,243,905
      5,640        New Jersey EDA, (Holt Hauling),
                   8.95%, 12/15/18                              5,241,590
      1,500        New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                1,395,090
      2,250        New Jersey EDA, (Kapkowski Mall),
                   6.375%, 4/1/31                               2,319,773
      1,160        New Jersey EDA, (National Association of
                   Accountants), 7.65%, 7/1/09                  1,183,328
      3,000        New Jersey EDA, (The Seeing Eye, Inc.),
                   6.20%, 12/1/24                               3,329,580
-------------------------------------------------------------------------
                                                             $ 40,045,648
-------------------------------------------------------------------------
Insured-Education -- 1.0%
-------------------------------------------------------------------------
    $ 1,025        New Brunswick, Housing Authority,
                   (Rutgers University), (FGIC),
                   4.625%, 7/1/24                            $    981,643
      1,635        New Jersey Educational Facilities
                   Authority, (Rowan University), (FGIC),
                   5.25%, 7/1/20                                1,691,963
-------------------------------------------------------------------------
                                                             $  2,673,606
-------------------------------------------------------------------------
Insured-General Obligations -- 3.1%
-------------------------------------------------------------------------
    $ 3,200        Branchburg Township Board of Education,
                   (FSA), 5.00%, 2/1/26                      $  3,210,816
      1,500        Middletown Township Board of Education,
                   (FSA), 5.00%, 8/1/27                         1,507,455
      1,840        Montgomery Township Board of Education,
                   (MBIA), 5.00%, 4/1/27                        1,850,102
      1,500        Puerto Rico, (FSA), 5.125%, 7/1/30           1,509,435
-------------------------------------------------------------------------
                                                             $  8,077,808
-------------------------------------------------------------------------
Insured-Hospital -- 3.8%
-------------------------------------------------------------------------
    $ 4,250        New Jersey EDA, (Hillcrest Health
                   Services), (AMBAC), 0.00%, 1/1/19         $  1,778,455
      3,000        New Jersey EDA, (Hillcrest Health
                   Services), (AMBAC), 0.00%, 1/1/21            1,127,310
     10,620        New Jersey EDA, (St. Barnabas Medical
                   Center), (MBIA), 0.00%, 7/1/26               2,987,831
      6,000        New Jersey Health Care Facilities
                   Financing Authority, (St. Barnabas
                   Medical Center), (MBIA), 0.00%, 7/1/23       1,979,160
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Hospital (continued)
-------------------------------------------------------------------------
    $ 2,050        New Jersey Health Care Facilities
                   Financing Authority, (Virtua Health),
                   (FSA), 4.50%, 7/1/28                      $  1,876,529
-------------------------------------------------------------------------
                                                             $  9,749,285
-------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.6%
-------------------------------------------------------------------------
    $ 1,600        New Jersey EDA, (Educational Testing
                   Service), (MBIA), 4.75%, 5/15/25          $  1,556,528
-------------------------------------------------------------------------
                                                             $  1,556,528
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.1%
-------------------------------------------------------------------------
    $ 2,500        Hudson County Improvement Authority,
                   Secondary Yield Curve Notes, (FGIC),
                   Variable Rate, 12/1/25(1)(2)              $  2,809,225
-------------------------------------------------------------------------
                                                             $  2,809,225
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 4.0%
-------------------------------------------------------------------------
    $ 2,555        New Jersey Sports and Exposition
                   Authority, (MBIA), 4.50%, 9/1/20          $  2,418,512
      4,500        New Jersey Sports and Exposition
                   Authority, (MBIA), 4.50%, 3/1/24             4,206,015
      3,775        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(1)(2)                                 3,750,349
-------------------------------------------------------------------------
                                                             $ 10,374,876
-------------------------------------------------------------------------
Insured-Transportation -- 7.8%
-------------------------------------------------------------------------
    $ 5,500        Delaware River Port Authority, (FSA),
                   5.75%, 1/1/26                             $  5,895,395
      2,000        New Jersey Turnpike Authority, (MBIA),
                   6.50%, 1/1/16                                2,398,340
      5,000        New Jersey Turnpike Authority, RITES,
                   (MBIA), Variable Rate, 1/1/16(1)             6,991,700
      5,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              4,737,900
-------------------------------------------------------------------------
                                                             $ 20,023,335
-------------------------------------------------------------------------
Insured-Water and Sewer -- 3.5%
-------------------------------------------------------------------------
    $ 2,500        Middlesex County, Utilities Authority,
                   (MBIA), 6.25%, 8/15/10                    $  2,822,900
      2,075        Mount Holly, Municipal Utilities
                   Authority, Sewer Revenue, (MBIA),
                   4.75%, 12/1/28                               2,005,820
     13,840        North Hudson, Sewer Authority, (MBIA),
                   0.00%, 8/1/25                                4,089,305
-------------------------------------------------------------------------
                                                             $  8,918,025
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NEW JERSEY MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 3.2%
-------------------------------------------------------------------------
    $   720        Atlantic County, Public Facilities Lease
                   Agreement, 8.875%, 1/15/14                $    969,494
        785        Atlantic County, Public Facilities Lease
                   Agreement, 8.875%, 1/15/15                   1,062,152
      2,591        New Jersey Building Authority, (Garden
                   State Savings Bonds), 0.00%, 6/15/10         1,774,084
      1,650        New Jersey EDA, (Economic Recovery),
                   0.00%, 9/15/09                               1,175,840
      5,500        New Jersey EDA, (Economic Recovery),
                   0.00%, 3/15/13                               3,225,420
-------------------------------------------------------------------------
                                                             $  8,206,990
-------------------------------------------------------------------------
Miscellaneous -- 0.9%
-------------------------------------------------------------------------
    $ 2,000        Puerto Rico Infrastructure Financing
                   Authority, Variable Rate, 10/1/34(2)(3)   $  2,295,440
-------------------------------------------------------------------------
                                                             $  2,295,440
-------------------------------------------------------------------------
Nursing Home -- 1.4%
-------------------------------------------------------------------------
    $ 1,350        New Jersey EDA, (Claremont Health
                   System, Inc.), 9.10%, 9/1/22              $  1,416,096
      2,250        New Jersey EDA, (Victoria Health Corp.),
                   7.65%, 1/1/14                                2,318,355
-------------------------------------------------------------------------
                                                             $  3,734,451
-------------------------------------------------------------------------
Senior Living / Life Care -- 2.4%
-------------------------------------------------------------------------
    $ 2,650        New Jersey EDA, (Fellowship Village),
                   5.50%, 1/1/18                             $  2,422,233
      2,715        New Jersey EDA, (Fellowship Village),
                   5.50%, 1/1/25                                2,396,476
      1,390        New Jersey EDA, (Hudson County
                   Occupational Center), 6.50%, 7/1/18          1,260,966
-------------------------------------------------------------------------
                                                             $  6,079,675
-------------------------------------------------------------------------
Transportation -- 18.5%
-------------------------------------------------------------------------
    $ 1,500        New Jersey Highway Authority, (Garden
                   State Parkway), 5.625%, 1/1/30            $  1,596,465
      3,500        New Jersey Transportation Trust Fund
                   Authority, Variable Rate, 6/15/17(1)(2)      3,611,125
      5,000        Port Authority of New York and New
                   Jersey, 5.375%, 3/1/28                       5,310,500
     19,000        Port Authority of New York and New
                   Jersey, 6.125%, 6/1/24                      21,846,580
     14,650        Puerto Rico Highway and Transportation
                   Authority, 5.50%, 7/1/36                    15,458,827
-------------------------------------------------------------------------
                                                             $ 47,823,497
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 2.3%
-------------------------------------------------------------------------
    $ 6,000        New Jersey EDA, (Atlantic City Sewer),
                   (AMT), 5.45%, 4/1/28                      $  5,964,420
-------------------------------------------------------------------------
                                                             $  5,964,420
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.9%
   (identified cost $240,055,450)                            $255,235,295
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.1%                       $  2,966,869
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $258,202,164
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 25.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.1% to 13.5% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.4%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Assisted Living -- 3.5%
-------------------------------------------------------------------------
    $ 5,000        Chester IDA, (Senior Life Choice of
                   Kimberton), (AMT), 8.50%, 9/1/25          $  5,288,650
      2,610        Chester IDA, (Senior Life Choice of
                   Paoli, L.P.), (AMT), 8.05%, 1/1/24           2,695,451
-------------------------------------------------------------------------
                                                             $  7,984,101
-------------------------------------------------------------------------
Certificates of Participation -- 0.8%
-------------------------------------------------------------------------
    $ 1,960        Cliff House Trust, (AMT), 6.625%, 6/1/27  $  1,796,360
-------------------------------------------------------------------------
                                                             $  1,796,360
-------------------------------------------------------------------------
Cogeneration -- 2.2%
-------------------------------------------------------------------------
    $ 5,000        Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.50%, 1/1/13         $  5,022,450
-------------------------------------------------------------------------
                                                             $  5,022,450
-------------------------------------------------------------------------
Education -- 2.4%
-------------------------------------------------------------------------
    $ 1,100        Lehigh County General Purpose Authority,
                   (Cedar Crest College), 6.70%, 4/1/26      $  1,144,187
      4,225        Scranton-Lackawanna Health & Welfare
                   Authority, (University of Scranton),
                   6.40%, 3/1/07                                4,388,845
-------------------------------------------------------------------------
                                                             $  5,533,032
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 11.3%
-------------------------------------------------------------------------
    $ 5,600        Berks County, (FGIC), Partially
                   Prerefunded to 12/01/02, Variable Rate,
                   11/10/20(1)(2)                            $  6,328,000
      7,500        Keystone Oaks School District,
                   (AMBAC), Prerefunded to 9/1/02,
                   Variable Rate, 9/1/16(1)                     8,221,875
      5,000        Philadelphia HEFA, (Pennsylvania
                   Hospital), (FGIC), Prerefunded to
                   2/15/04, Variable Rate, 3/6/12(1)            5,243,750
      4,845        Westmoreland Municipal Authority,
                   (FGIC), Escrowed to Maturity,
                   0.00%, 8/15/19                               1,922,593
      5,400        Westmoreland Municipal Authority,
                   (FGIC), Escrowed to Maturity,
                   0.00%, 8/15/20                               2,024,514
      5,780        Westmoreland Municipal Authority,
                   (FGIC), Escrowed to Maturity,
                   0.00%, 8/15/20                               2,166,980
-------------------------------------------------------------------------
                                                             $ 25,907,712
-------------------------------------------------------------------------
General Obligations -- 3.3%
-------------------------------------------------------------------------
    $ 3,000        Dauphin County, 6.90%, 6/1/26             $  3,092,610
      1,000        Puerto Rico, 4.75%, 7/1/23                     952,190
      3,300        Puerto Rico, Variable Rate, 7/1/27(3)(4)     3,524,631
-------------------------------------------------------------------------
                                                             $  7,569,431
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Health Care-Miscellaneous -- 1.5%
-------------------------------------------------------------------------
    $ 3,500        Chester County HEFA, (Devereux
                   Foundation), 6.00%, 11/1/29               $  3,562,965
-------------------------------------------------------------------------
                                                             $  3,562,965
-------------------------------------------------------------------------
Hospital -- 11.4%
-------------------------------------------------------------------------
    $ 5,330        Allegheny County HDA, (St. Francis
                   Medical Center), 5.75%, 5/15/27           $  3,075,090
      2,000        Allegheny County HDA, (Villa St.
                   Joseph), 6.00%, 8/15/28                      1,674,580
      1,275        Allegheny County HDA, (West Penn
                   Allegheny Health), 9.25%, 11/15/15           1,330,067
      2,100        Allegheny County IDA, (Presbyterian
                   Medical Center), 6.75%, 2/1/26               2,251,011
        750        Chester County HEFA, (Chester County
                   Hospital), 6.75%, 7/1/31                       762,097
      1,150        Horizon Hospital Systems Authority,
                   (Horizon Hospital Systems, Inc.),
                   6.35%, 5/15/26                               1,108,220
      2,670        Indiana County Hospital Authority,
                   (Indiana Hospital), 7.125%, 7/1/23           2,758,003
      1,680        McKean, County Hospital Authority,
                   (Bradford Hospital), 6.10%, 10/1/20          1,529,808
      3,800        Pennsylvania HEFA, (UPMC Health System),
                   6.00%, 1/15/31                               3,944,856
      3,774        Philadelphia HEFA, (Graduate Health
                   System), 6.625%, 7/1/21(5)                     264,169
      4,773        Philadelphia HEFA, (Graduate Health
                   System), 7.25%, 7/1/18(5)                      334,144
      7,000        Washington County Hospital Authority,
                   (Monongahela Valley Hospital),
                   6.75%, 12/1/08                               7,326,900
-------------------------------------------------------------------------
                                                             $ 26,358,945
-------------------------------------------------------------------------
Housing -- 1.3%
-------------------------------------------------------------------------
    $ 2,865        Pittsburgh Urban Redevelopment
                   Authority, Single Family, (AMT),
                   7.10%, 4/1/24                             $  3,016,329
-------------------------------------------------------------------------
                                                             $  3,016,329
-------------------------------------------------------------------------
Industrial Development Revenue -- 14.8%
-------------------------------------------------------------------------
    $ 6,450        Butler County IDA, (Witco Corp.),
                   5.85%, 12/1/23                            $  6,310,228
      2,000        Carbon County IDA, (Panther Creek
                   Partners), 6.65%, 5/1/10                     2,073,480
        950        Clearfield County IDA, (Kmart Corp.),
                   6.80%, 5/15/07                                 969,028
        500        Erie IDA, (International Paper), (AMT),
                   5.85%, 12/1/20                                 491,440
      4,000        Franklin County IDA, (Corning, Inc.),
                   6.25%, 8/1/05                                4,408,080
      2,500        New Morgan IDA, (Browning - Ferris
                   Industries, Inc.), (AMT), 6.50%, 4/1/19      2,438,275
        750        Pennsylvania EDA, (Amtrak), (AMT),
                   6.25%, 11/1/31                                 760,455
      4,500        Pennsylvania EDA, (Colver), (AMT),
                   7.125%, 12/1/15                              4,679,865

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 4,450        Pennsylvania IDA, (Sun Company), (AMT),
                   7.60%, 12/1/24                            $  4,771,779
      6,500        Philadelphia IDA, (Refrigerated
                   Enterprises), (AMT), 9.05%, 12/1/19          6,040,905
      1,105        Shamokin IDA, (Kmart Corp.),
                   6.70%, 7/1/07                                1,124,061
-------------------------------------------------------------------------
                                                             $ 34,067,596
-------------------------------------------------------------------------
Insured-Education -- 2.0%
-------------------------------------------------------------------------
    $ 3,000        Delaware County, (Villanova University),
                   (MBIA), 5.00%, 12/1/28                    $  2,936,760
      1,805        Northeastern Pennsylvania HEFA, (Wyoming
                   Seminary), (MBIA), 4.75%, 10/1/28            1,682,188
-------------------------------------------------------------------------
                                                             $  4,618,948
-------------------------------------------------------------------------
Insured-Electric Utilities -- 7.4%
-------------------------------------------------------------------------
    $10,000        Beaver IDA, (Ohio Edison Co.), (FGIC),
                   7.05%, 10/1/20                            $ 11,355,700
      1,665        Puerto Rico Electric Power Authority,
                   (MBIA), Variable Rate, 7/1/29(3)(4)          1,763,418
      3,800        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/02(1)     3,933,000
-------------------------------------------------------------------------
                                                             $ 17,052,118
-------------------------------------------------------------------------
Insured-General Obligations -- 13.3%
-------------------------------------------------------------------------
    $ 1,000        Butler School District, (FGIC),
                   5.00%, 10/1/26                            $    983,750
      2,170        Elizabeth Forward School District,
                   (MBIA), 0.00%, 9/1/20                          799,688
      2,170        Elizabeth Forward School District,
                   (MBIA), 0.00%, 9/1/21                          751,558
      2,170        Elizabeth Forward School District,
                   (MBIA), 0.00%, 9/1/22                          708,527
      2,170        Elizabeth Forward School District,
                   (MBIA), 0.00%, 9/1/23                          669,011
      2,500        Erie School District, (MBIA),
                   0.00%, 5/1/19                                1,006,850
      2,625        Erie School District, (MBIA),
                   0.00%, 5/1/20                                  998,891
      2,625        Erie School District, (MBIA),
                   0.00%, 5/1/21                                  941,430
      3,625        Erie School District, (MBIA),
                   0.00%, 5/1/22                                1,229,310
      1,075        Greater Nanticoke Area School District,
                   (MBIA), 0.00%, 10/15/28                        254,141
      1,075        Greater Nanticoke Area School District,
                   (MBIA), 0.00%, 10/15/29                        240,821
      2,365        Harrisburg, (AMBAC), 0.00%, 3/15/17          1,068,673
      5,175        Hazelton School District, (FGIC),
                   0.00%, 3/1/21                                1,840,230
      1,000        Hopewell School District, (FSA),
                   0.00%, 9/1/22                                  326,510
      2,000        Hopewell School District, (FSA),
                   0.00%, 9/1/26                                  520,400
      1,935        Lancaster, (FGIC), 4.50%, 5/1/28             1,728,806
      1,430        Mars Area School District, (MBIA),
                   0.00%, 3/1/14                                  773,845
      1,000        McGuffey School District, (AMBAC),
                   4.75%, 8/1/28                                  932,500
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-General Obligations (continued)
-------------------------------------------------------------------------
    $ 1,400        Penn Manor School District, (FGIC),
                   5.20%, 6/1/16                             $  1,502,018
      1,000        Philadelphia School District, (MBIA),
                   4.50%, 4/1/23                                  911,400
      3,650        Philadelphia School District, (MBIA),
                   4.75%, 4/1/27                                3,418,955
      2,530        Philadelphia, (FSA), 5.00%, 3/15/28          2,466,952
        655        Rochester Area School District, (AMBAC),
                   0.00%, 5/1/10                                  443,553
      4,000        Spring Ford School District, (FGIC),
                   4.75%, 3/1/25                                3,764,600
      1,400        Upper Darby School District, (AMBAC),
                   5.00%, 5/1/19                                1,405,698
      1,000        Venango County, (AMBAC), 6.30%, 12/1/19      1,037,500
-------------------------------------------------------------------------
                                                             $ 30,725,617
-------------------------------------------------------------------------
Insured-Hospital -- 7.2%
-------------------------------------------------------------------------
    $ 3,750        Allegheny County Hospital Authority,
                   (Magee-Womens Hospital), (FGIC),
                   0.00%, 10/1/15                            $  1,824,675
      2,500        Armstrong County Hospital Authority,
                   (Saint Francis Health Care), (AMBAC),
                   6.00%, 8/15/08                               2,590,200
      1,400        Armstrong County Hospital Authority,
                   (Saint Francis Health Care), (AMBAC),
                   6.25%, 6/1/13                                1,465,492
        550        Dauphin County Hospital Authority,
                   (Pinnacle Health System), (MBIA),
                   5.00%, 8/15/27                                 534,314
      2,500        Delaware County Hospital Authority,
                   (Riddle Memorial Hospital), (FSA),
                   5.00%, 1/1/28                                2,426,775
      1,250        Montgomery County HEFA, (Pottstown
                   Healthcare Corp.), (FSA), 5.00%, 1/1/27      1,215,763
      4,000        Pennsylvania HEFA, (UPMC Health System),
                   (FSA), 5.00%, 8/1/29                         3,902,880
      1,250        Sharon Health System Authority, (Sharon
                   Regional Health System), (MBIA),
                   5.00%, 12/1/28                               1,211,175
      1,310        Washington County Hospital Authority,
                   (Washington Hospital), (AMBAC),
                   5.50%, 7/1/17                                1,408,918
-------------------------------------------------------------------------
                                                             $ 16,580,192
-------------------------------------------------------------------------
Insured-Transportation -- 1.3%
-------------------------------------------------------------------------
    $ 2,000        Allegheny County Port Authority, (FGIC),
                   5.00%, 3/1/29                             $  1,957,420
      1,000        Pennsylvania Turnpike Commission,
                   (AMBAC), 5.00%, 12/1/30                        981,070
-------------------------------------------------------------------------
                                                             $  2,938,490
-------------------------------------------------------------------------
Insured-Water and Sewer -- 3.3%
-------------------------------------------------------------------------
    $ 3,000        Allegheny County Sanitation Authority,
                   (MBIA), 5.50%, 12/1/30                    $  3,116,520
      1,750        Lower Moreland Township Authority, Sewer
                   Revenue, (FSA), 5.00%, 8/1/29                1,712,568
      1,000        Philadelphia Water and Wastewater,
                   (FGIC), 7.63%, 6/15/12(1)                    1,120,000

                       SEE NOTES TO FINANCIAL STATEMENTS

PENNSYLVANIA MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Water and Sewer (continued)
-------------------------------------------------------------------------
    $ 1,500        Philadelphia Water and Wastewater,
                   (FGIC), 7.63%, 6/15/12(1)                 $  1,612,500
-------------------------------------------------------------------------
                                                             $  7,561,588
-------------------------------------------------------------------------
Nursing Home -- 4.4%
-------------------------------------------------------------------------
    $ 1,230        Chartiers Valley IDA, (Beverly
                   Enterprises, Inc.), 5.375%, 6/1/07        $  1,164,724
        130        Clarion County, IDA, (Beverly
                   Enterprises, Inc.), 5.50%, 5/1/03              126,555
      1,700        Crawford County Hospital Authority,
                   (Wesbury United Methodist Community),
                   6.25%, 8/15/29                               1,573,554
      1,510        Green County, IDA, (Beverly Enterprises,
                   Inc.), 5.75%, 3/1/13                         1,318,306
      3,340        Montgomery IDA, (Advancement of
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23                               3,443,507
      1,100        Philadelphia HEFA, (The Philadelphia
                   Protestant Home), 6.50%, 7/1/27                996,985
      1,380        Westmoreland County IDA, (Highland
                   Health Systems, Inc.), 9.25%, 6/1/22         1,433,158
-------------------------------------------------------------------------
                                                             $ 10,056,789
-------------------------------------------------------------------------
Senior Living / Life Care -- 5.2%
-------------------------------------------------------------------------
    $ 4,050        Delaware County, (White Horse Village),
                   7.50%, 7/1/18                             $  4,163,643
      2,565        Delaware IDA, (Glen Riddle), (AMT),
                   8.625%, 9/1/25                               2,745,473
      1,960        Grove City, Area Hospital Authority,
                   (Grove Manor), 6.625%, 8/15/29               1,877,112
      3,060        Hazelton Health Service Authority,
                   (Hazelton General Hospital),
                   5.50%, 7/1/27                                2,565,229
        500        Montgomery County Higher Education and
                   Health Authority, (Faulkeways at
                   Gwynedd), 6.75%, 11/15/24                      521,720
-------------------------------------------------------------------------
                                                             $ 11,873,177
-------------------------------------------------------------------------
Transportation -- 0.8%
-------------------------------------------------------------------------
    $ 1,000        Erie Municipal Airport Authority, (AMT),
                   5.875%, 7/1/16                            $    979,540
        865        Puerto Rico Highway and Transportation
                   Authority, Variable Rate, 7/1/26(3)(4)         957,616
-------------------------------------------------------------------------
                                                             $  1,937,156
-------------------------------------------------------------------------
Total Tax-Exempt Investments
   (identified cost $222,279,458)                            $224,162,996
-------------------------------------------------------------------------

PUT OPTIONS PURCHASED -- 0.0%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
    $   104        U.S. Treasury, Expires 8/25/01, Strike
                   Price 98                                  $      1,625
-------------------------------------------------------------------------
Total Put Options Purchased
   (identified cost, $91,572)                                $      1,625
-------------------------------------------------------------------------
Total Investments -- 97.4%
   (identified cost $222,371,030)                            $224,164,621
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.6%                          6,048,540
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $230,213,161
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 47.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.4% to 20.2% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

TEXAS MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 98.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-----------------------------------------------------------------------
Assisted Living -- 1.6%
-----------------------------------------------------------------------
     $  145        Bell County, Health Facilities
                   Development Corp., (Care Institute,
                   Inc.), 9.00%, 11/1/24                     $  156,245
-----------------------------------------------------------------------
                                                             $  156,245
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 10.2%
-----------------------------------------------------------------------
     $  200        Bexar County, Health Facilities
                   Development Corp., (St. Luke's
                   Lutheran), Escrowed to Maturity,
                   7.00%, 5/1/21                             $  252,008
        500        Leander, Prerefunded to 8/15/05,
                   6.75%, 8/15/24                               567,780
        150        Texas National Research Lab Super
                   Collider, Escrowed to Maturity,
                   6.95%, 12/1/12                               179,030
-----------------------------------------------------------------------
                                                             $  998,818
-----------------------------------------------------------------------
General Obligations -- 22.2%
-----------------------------------------------------------------------
     $1,000        Bastrop Independent School District,
                   (PSF), 0.00%, 2/15/13                     $  573,300
      1,500        GrapeVine-Colleyville Independent School
                   District, (PSF), 0.00%, 8/15/25              407,430
        200        Katy Independent School District, (PSF),
                   4.75%, 2/15/27                               184,776
        690        Texas Veterans' Housing Assistance U.T.,
                   (AMT), 6.70%, 12/1/24                        717,545
        275        Texas Veterans' Housing Assistance U.T.,
                   (AMT), 6.80%, 12/1/23                        287,240
-----------------------------------------------------------------------
                                                             $2,170,291
-----------------------------------------------------------------------
Hospital -- 9.2%
-----------------------------------------------------------------------
     $  330        Denison Hospital Authority, (Texoma
                   Medical Center), 7.10%, 8/15/04           $  326,301
        500        Tarrant County, (Methodist Health
                   System), 6.00%, 9/1/24                       570,605
-----------------------------------------------------------------------
                                                             $  896,906
-----------------------------------------------------------------------
Housing -- 13.1%
-----------------------------------------------------------------------
     $  250        Texas Department of Housing and
                   Community Affairs, (Meadow Ridge
                   Apartments), (AMT), 5.55%, 8/1/30         $  248,370
        500        Texas Department of Housing and
                   Community Affairs, (NHP
                   Foundation-Asmara), 6.40%, 1/1/27            517,235
        495        Travis County, HFC, (GNMA) (FNMA),
                   7.05%, 12/1/25                               511,394
-----------------------------------------------------------------------
                                                             $1,276,999
-----------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-----------------------------------------------------------------------
Industrial Development Revenue -- 8.3%
-----------------------------------------------------------------------
     $  250        Abia Development Corp., (Austin
                   Cargoport), 9.25%, 10/1/21                $  280,600
        500        Trinity River Authority, (Texas
                   Instruments), (AMT), 6.20%, 3/1/20           525,615
-----------------------------------------------------------------------
                                                             $  806,215
-----------------------------------------------------------------------
Insured-Electric Utilities -- 3.2%
-----------------------------------------------------------------------
     $  500        Lower Colorado River Authority Junior
                   Lien, (FGIC), 0.00%, 1/1/12               $  309,440
-----------------------------------------------------------------------
                                                             $  309,440
-----------------------------------------------------------------------
Insured-Hospital -- 11.0%
-----------------------------------------------------------------------
     $  500        Harris County, Health Facilities
                   Development Corp., (Hermann Hospital),
                   (MBIA), 6.375%, 10/1/24                   $  552,020
        500        Tyler County, Health Facilities
                   Development Corp., (Mother Frances
                   Hospital), (FGIC), 6.50%, 7/1/22             522,175
-----------------------------------------------------------------------
                                                             $1,074,195
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.0%
-----------------------------------------------------------------------
     $  500        St. Louis, MO, IDA, (Convention Center
                   Hotel), (AMBAC), 0.00%, 7/15/19           $  196,490
-----------------------------------------------------------------------
                                                             $  196,490
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 3.5%
-----------------------------------------------------------------------
     $  350        Puerto Rico Infrastructure Financing
                   Authority, (AMBAC), Variable Rate,
                   7/1/28(1)                                 $  346,570
-----------------------------------------------------------------------
                                                             $  346,570
-----------------------------------------------------------------------
Insured-Transportation -- 2.2%
-----------------------------------------------------------------------
     $  220        Houston Airport System, (FGIC),
                   5.125%, 7/1/22                            $  219,430
-----------------------------------------------------------------------
                                                             $  219,430
-----------------------------------------------------------------------
Insured-Water and Sewer -- 4.1%
-----------------------------------------------------------------------
     $1,000        San Francisco, CA, City and County
                   Public Utilities Commission, (MBIA),
                   0.00%, 11/1/18                            $  404,600
-----------------------------------------------------------------------
                                                             $  404,600
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TEXAS MUNICIPALS PORTFOLIO AS OF JULY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 2.8%
-----------------------------------------------------------------------
     $  250        Rio Grande, Independent School District
                   Lease, 6.75%, 7/15/10                     $  269,445
-----------------------------------------------------------------------
                                                             $  269,445
-----------------------------------------------------------------------
Utilities-Electrical and Gas -- 4.7%
-----------------------------------------------------------------------
     $  500        San Antonio, Electric and Natural Gas
                   Revenue, 4.50%, 2/1/21                    $  460,595
-----------------------------------------------------------------------
                                                             $  460,595
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.1%
   (identified cost $8,878,725)                              $9,586,239
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.9%                       $  182,868
-----------------------------------------------------------------------
Net Assets -- 100.0%                                         $9,769,107
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2001, 26.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.7% to 11.0% of total investments.
 (1)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 2001

                                ARIZONA PORTFOLIO  COLORADO PORTFOLIO  CONNECTICUT PORTFOLIO  MICHIGAN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $68,418,858        $29,151,218          $129,368,512          $74,412,848
   Unrealized appreciation           2,882,307          1,322,036             7,965,331            5,768,077
----------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $71,301,165        $30,473,254          $137,333,843          $80,180,925
----------------------------------------------------------------------------------------------------------------
Cash                               $        --        $        --          $    239,017          $    49,445
Receivable for investments
   sold                                     --            209,578                61,045              490,354
Interest receivable                    684,160            367,814             1,417,931            1,029,109
Prepaid expenses                           482                186                   863                  559
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $71,985,807        $31,050,832          $139,052,699          $81,750,392
----------------------------------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts               $     8,437        $     2,500          $     10,625          $     6,875
Demand note payable                         --            200,000                    --              600,000
Due to bank                             20,364             26,304                    --                   --
Payable to affiliate for
   Trustees' fees                           80                699                 3,423                  132
Accrued expenses                        29,644             25,375                39,334               41,261
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $    58,525        $   254,878          $     53,382          $   648,268
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $71,927,282        $30,795,954          $138,999,317          $81,102,124
----------------------------------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $69,156,244        $29,481,089          $131,064,471          $75,353,767
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  2,771,038          1,314,865             7,934,846            5,748,357
----------------------------------------------------------------------------------------------------------------
TOTAL                              $71,927,282        $30,795,954          $138,999,317          $81,102,124
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JULY 31, 2001

                                MINNESOTA PORTFOLIO  NEW JERSEY PORTFOLIO  PENNSYLVANIA PORTFOLIO  TEXAS PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                  $45,742,031          $240,055,450           $222,371,030         $8,878,725
   Unrealized appreciation            2,654,728            15,179,845              1,793,591            707,514
------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE               $48,396,759          $255,235,295           $224,164,621         $9,586,239
------------------------------------------------------------------------------------------------------------------
Cash                                $   614,957          $    381,415           $     81,558         $   65,692
Receivable for investments
   sold                                  51,000                    --              3,824,028             10,117
Interest receivable                     630,570             2,830,500              3,048,283            127,464
Prepaid expenses                            319                 1,609                  1,556                 80
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        $49,693,605          $258,448,819           $231,120,046         $9,789,592
------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------
Payable for daily variation
   margin on open financial
   futures contracts                $    11,250          $     71,875           $     25,625         $       --
Demand note payable                          --                    --                800,000                 --
Payable for open swap
   contracts                             20,240               101,199                     --                 --
Payable to affiliate for
   Trustees' fees                         1,037                 6,217                    240                  5
Accrued expenses                         29,404                67,364                 81,020             20,480
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   $    61,931          $    246,655           $    906,885         $   20,485
------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                        $49,631,674          $258,202,164           $230,213,161         $9,769,107
------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                      $47,178,452          $244,281,713           $228,758,868         $9,061,593
Net unrealized appreciation
   (computed on the basis of
   identified cost)                   2,453,222            13,920,451              1,454,293            707,514
------------------------------------------------------------------------------------------------------------------
TOTAL                               $49,631,674          $258,202,164           $230,213,161         $9,769,107
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2001

                                ARIZONA PORTFOLIO  COLORADO PORTFOLIO  CONNECTICUT PORTFOLIO  MICHIGAN PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------
Interest                           $4,451,888          $1,811,546           $ 7,790,122           $4,979,644
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME            $4,451,888          $1,811,546           $ 7,790,122           $4,979,644
----------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------
Investment adviser fee             $  252,620          $   66,053           $   542,601           $  304,379
Trustees fees and expenses              7,870               2,818                13,855                8,022
Legal and accounting services          25,141              36,638                48,597               27,227
Custodian fee                          46,040              23,075                68,427               57,569
Miscellaneous                           9,557               9,107                14,827               11,635
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                     $  341,228          $  137,691           $   688,307           $  408,832
----------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee      $   18,898          $   10,700           $    38,106           $   11,888
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS           $   18,898          $   10,700           $    38,106           $   11,888
----------------------------------------------------------------------------------------------------------------

NET EXPENSES                       $  322,330          $  126,991           $   650,201           $  396,944
----------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME              $4,129,558          $1,684,555           $ 7,139,921           $4,582,700
----------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)      $ (499,630)         $ (224,613)          $   553,372           $  339,020
   Financial futures contracts        (37,444)             (6,136)              (28,410)             (11,782)
----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)           $ (537,074)         $ (230,749)          $   524,962           $  327,238
----------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                  $2,032,816          $1,984,001           $ 7,184,076           $4,392,605
   Financial futures contracts       (109,482)             (8,250)              (35,071)             (21,338)
----------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)     $1,923,334          $1,975,751           $ 7,149,005           $4,371,267
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                            $1,386,260          $1,745,002           $ 7,673,967           $4,698,505
----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                 $5,515,818          $3,429,557           $14,813,888           $9,281,205
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2001

                                MINNESOTA PORTFOLIO  NEW JERSEY PORTFOLIO  PENNSYLVANIA PORTFOLIO  TEXAS PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------
Interest                            $2,983,583           $15,794,896            $15,111,581          $  605,586
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME             $2,983,583           $15,794,896            $15,111,581          $  605,586
------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------
Investment adviser fee              $  140,654           $ 1,127,567            $ 1,053,605          $   16,060
Trustees fees and expenses               3,078                23,839                 16,606                 217
Legal and accounting services           40,066                78,690                 46,079              34,273
Custodian fee                           37,000               128,972                135,990              11,427
Miscellaneous                            8,718                20,876                 22,232               5,586
------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                      $  229,516           $ 1,379,944            $ 1,274,512          $   67,563
------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee       $   22,782           $    27,648            $    77,078          $    2,960
------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS            $   22,782           $    27,648            $    77,078          $    2,960
------------------------------------------------------------------------------------------------------------------

NET EXPENSES                        $  206,734           $ 1,352,296            $ 1,197,434          $   64,603
------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME               $2,776,849           $14,442,600            $13,914,147          $  540,983
------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)       $   88,525           $   983,194            $(1,068,713)         $   (2,783)
   Financial futures contracts         (75,081)             (652,234)              (110,600)                 --
------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)            $   13,444           $   330,960            $(1,179,313)         $   (2,783)
------------------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                   $1,890,932           $14,774,624            $10,553,198          $  472,246
   Financial futures contracts        (133,443)             (748,284)              (333,343)                 --
   Interest rate swap
      contracts                        (20,240)             (101,199)                    --                  --
------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)      $1,737,249           $13,925,141            $10,219,855          $  472,246
------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN                             $1,750,693           $14,256,101            $ 9,040,542          $  469,463
------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                  $4,527,542           $28,698,701            $22,954,689          $1,010,446
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2001

INCREASE (DECREASE) IN NET ASSETS  ARIZONA PORTFOLIO  COLORADO PORTFOLIO  CONNECTICUT PORTFOLIO  MICHIGAN PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $  4,129,558        $ 1,684,555          $  7,139,921          $  4,582,700
   Net realized gain (loss)              (537,074)          (230,749)              524,962               327,238
   Net change in unrealized
      appreciation (depreciation)       1,923,334          1,975,751             7,149,005             4,371,267
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $  5,515,818        $ 3,429,557          $ 14,813,888          $  9,281,205
-------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                     $  7,553,699        $ 3,227,821          $ 12,795,330          $  2,707,718
   Withdrawals                        (14,766,238)        (6,481,101)          (21,746,556)          (16,463,267)
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS              $ (7,212,539)       $(3,253,280)         $ (8,951,226)         $(13,755,549)
-------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                            $ (1,696,721)       $   176,277          $  5,862,662          $ (4,474,344)
-------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------
At beginning of year                 $ 73,624,003        $30,619,677          $133,136,655          $ 85,576,468
-------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                       $ 71,927,282        $30,795,954          $138,999,317          $ 81,102,124
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2001

INCREASE (DECREASE) IN NET ASSETS  MINNESOTA PORTFOLIO  NEW JERSEY PORTFOLIO  PENNSYLVANIA PORTFOLIO  TEXAS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income               $ 2,776,849          $ 14,442,600           $ 13,914,147         $   540,983
   Net realized gain (loss)                 13,444               330,960             (1,179,313)             (2,783)
   Net change in unrealized
      appreciation (depreciation)        1,737,249            13,925,141             10,219,855             472,246
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                          $ 4,527,542          $ 28,698,701           $ 22,954,689         $ 1,010,446
---------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                       $ 4,560,785          $ 22,382,858           $ 14,459,362         $   824,408
   Withdrawals                          (8,304,541)          (41,278,912)           (44,893,053)         (3,076,167)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                $(3,743,756)         $(18,896,054)          $(30,433,691)        $(2,251,759)
---------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                              $   783,786          $  9,802,647           $ (7,479,002)        $(1,241,313)
---------------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------------
At beginning of year                   $48,847,888          $248,399,517           $237,692,163         $11,010,420
---------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                         $49,631,674          $258,202,164           $230,213,161         $ 9,769,107
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2000

INCREASE (DECREASE) IN NET ASSETS  ARIZONA PORTFOLIO  COLORADO PORTFOLIO  CONNECTICUT PORTFOLIO  MICHIGAN PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $  4,530,839        $  1,941,120         $  7,793,708          $  5,287,451
   Net realized loss                     (529,246)             (8,511)            (390,165)           (1,636,303)
   Net change in unrealized
      appreciation (depreciation)      (3,319,219)         (1,668,362)          (4,803,569)           (2,819,976)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $    682,374        $    264,247         $  2,599,974          $    831,172
-------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                     $  5,242,737        $  2,519,178         $  9,001,578          $  4,120,260
   Withdrawals                        (26,634,396)        (10,037,815)         (36,358,485)          (28,838,316)
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS              $(21,391,659)       $ (7,518,637)        $(27,356,907)         $(24,718,056)
-------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS           $(20,709,285)       $ (7,254,390)        $(24,756,933)         $(23,886,884)
-------------------------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------------------------
At beginning of year                 $ 94,333,288        $ 37,874,067         $157,893,588          $109,463,352
-------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                       $ 73,624,003        $ 30,619,677         $133,136,655          $ 85,576,468
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 2000

INCREASE (DECREASE) IN NET ASSETS  MINNESOTA PORTFOLIO  NEW JERSEY PORTFOLIO  PENNSYLVANIA PORTFOLIO  TEXAS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income              $  3,057,105          $ 15,756,651           $ 15,818,171         $   756,497
   Net realized gain (loss)               (608,358)              (17,320)               222,468            (291,804)
   Net change in unrealized
      appreciation (depreciation)       (2,012,902)          (13,757,183)           (15,721,959)           (374,388)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                         $    435,845          $  1,982,148           $    318,680         $    90,305
---------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                      $  3,948,681          $ 12,359,592           $  9,874,314         $   526,482
   Withdrawals                         (15,929,506)          (75,275,630)           (87,374,122)         (5,371,519)
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS               $(11,980,825)         $(62,916,038)          $(77,499,808)        $(4,845,037)
---------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS            $(11,544,980)         $(60,933,890)          $(77,181,128)        $(4,754,732)
---------------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------------
At beginning of year                  $ 60,392,868          $309,333,407           $314,873,291         $15,765,152
---------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                        $ 48,847,888          $248,399,517           $237,692,163         $11,010,420
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      ARIZONA PORTFOLIO
                                  ----------------------------------------------------------
                                                     YEAR ENDED JULY 31,
                                  ----------------------------------------------------------
                                    2001        2000        1999        1998         1997
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.47%       0.52%       0.49%        0.50%        0.50%
   Expenses after custodian
      fee reduction                  0.45%       0.51%       0.48%        0.48%        0.49%
   Net investment income             5.73%       5.67%       5.21%        5.27%        5.56%
Portfolio Turnover                     26%         25%         38%          23%          10%
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $71,927     $73,624     $94,333     $103,092     $112,472
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     COLORADO PORTFOLIO
                                  --------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      0.45%       0.39%       0.39%       0.40%       0.40%
   Net expenses after
      custodian fee reduction        0.41%       0.36%       0.35%       0.37%       0.36%
   Net investment income             5.47%       5.85%       5.36%       5.49%       5.86%
Portfolio Turnover                     18%         14%         33%         18%         14%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $30,796     $30,620     $37,874     $39,801     $42,624
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      CONNECTICUT PORTFOLIO
                                  -------------------------------------------------------------
                                                       YEAR ENDED JULY 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.51%        0.50%        0.50%        0.51%        0.53%
   Expenses after custodian
      fee reduction                   0.48%        0.48%        0.48%        0.50%        0.53%
   Net investment income              5.31%        5.53%        5.15%        5.20%        5.50%
Portfolio Turnover                      14%          20%          18%           7%          11%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $138,999     $133,137     $157,894     $164,955     $174,978
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      MICHIGAN PORTFOLIO
                                  -----------------------------------------------------------
                                                      YEAR ENDED JULY 31,
                                  -----------------------------------------------------------
                                    2001        2000        1999         1998         1997
---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.48%       0.52%        0.49%        0.50%        0.52%
   Expenses after custodian
      fee reduction                  0.47%       0.52%        0.48%        0.48%        0.50%
   Net investment income             5.48%       5.67%        5.10%        5.19%        5.45%
Portfolio Turnover                      8%         30%          31%          26%          16%
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $81,102     $85,576     $109,463     $130,236     $150,224
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                    MINNESOTA PORTFOLIO
                                  --------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.47%       0.45%       0.46%       0.47%       0.47%
   Expenses after custodian
      fee reduction                  0.42%       0.43%       0.44%       0.45%       0.44%
   Net investment income             5.65%       5.81%       5.28%       5.28%       5.71%
Portfolio Turnover                     17%         12%         19%         23%         22%
------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $49,632     $48,848     $60,393     $66,984     $70,674
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      NEW JERSEY PORTFOLIO
                                  -------------------------------------------------------------
                                                       YEAR ENDED JULY 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.55%        0.54%        0.53%        0.54%        0.54%
   Expenses after custodian
      fee reduction                   0.54%        0.54%        0.52%        0.52%        0.52%
   Net investment income              5.76%        5.91%        5.39%        5.52%        5.84%
Portfolio Turnover                      20%          26%          32%          14%          24%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $258,202     $248,400     $309,333     $328,629     $352,772
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     PENNSYLVANIA PORTFOLIO
                                  -------------------------------------------------------------
                                                       YEAR ENDED JULY 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.55%        0.58%        0.54%        0.54%        0.55%
   Expenses after custodian
      fee reduction                   0.51%        0.58%        0.50%        0.50%        0.51%
   Net investment income              5.97%        5.92%        5.49%        5.66%        5.96%
Portfolio Turnover                      15%          18%          27%          13%          17%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $230,213     $237,692     $314,873     $359,532     $402,221
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                      TEXAS PORTFOLIO
                                  -------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                                  -------------------------------------------------------
                                   2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                         0.68%       0.48%       0.39%       0.38%       0.37%
   Expenses after custodian
      fee reduction                 0.65%       0.48%       0.36%       0.35%       0.35%
   Net investment income            5.41%       5.79%       5.50%       5.58%       5.79%
Portfolio Turnover                     8%         35%         55%         17%         17%
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $9,769     $11,010     $15,765     $17,837     $21,676
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Portfolios seek to achieve current income, exempt from regular federal income tax and from particular state or local income or other taxes, by investing primarily in investment grade municipal obligations. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. The Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective August 1, 2001, the Portfolios will begin amortizing premiums on fixed-income securities using the interest method of amortization. Prior to August 1, 2001, the Portfolios amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of July 31, 2001.

 C Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio makes bi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended July 31, 2001, each Portfolio paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT      EFFECTIVE RATE*
    ---------------------------------------------------------------------
    Arizona                                   $  252,620            0.35%
    Colorado                                      66,053            0.21%
    Connecticut                                  542,601            0.40%
    Michigan                                     304,379            0.36%
    Minnesota                                    140,654            0.29%
    New Jersey                                 1,127,567            0.45%
    Pennsylvania                               1,053,605            0.45%
    Texas                                         16,060            0.16%

 *    Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended July 31, 2001 were as follows:

    ARIZONA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $18,024,000
    Sales                                      21,874,549
    COLORADO PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 5,484,337
    Sales                                       7,008,257
    CONNECTICUT PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $17,919,615
    Sales                                      20,473,181

    MICHIGAN PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 6,674,938
    Sales                                      15,797,281
    MINNESOTA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 7,972,220
    Sales                                       9,928,441
    NEW JERSEY PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $48,460,853
    Sales                                      56,061,254

    PENNSYLVANIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $35,045,930
    Sales                                      55,056,180

    TEXAS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $   747,725
    Sales                                       2,452,083

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 2001, as computed on a federal income tax basis, are as follows:

    ARIZONA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 68,419,655
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,472,094
    Gross unrealized depreciation               (2,590,584)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,881,510
    ------------------------------------------------------

    COLORADO PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 29,152,728
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,527,352
    Gross unrealized depreciation                 (206,826)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,320,526
    ------------------------------------------------------

    CONNECTICUT PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $129,368,512
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,125,750
    Gross unrealized depreciation                 (160,419)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  7,965,331
    ------------------------------------------------------

    MICHIGAN PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 74,423,472
    ------------------------------------------------------
    Gross unrealized appreciation             $  7,046,417
    Gross unrealized depreciation               (1,288,964)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  5,757,453
    ------------------------------------------------------

    MINNESOTA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 45,742,031
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,044,143
    Gross unrealized depreciation                 (389,415)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,654,728
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    NEW JERSEY PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $240,060,610
    ------------------------------------------------------
    Gross unrealized appreciation             $ 19,235,135
    Gross unrealized depreciation               (4,060,450)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 15,174,685
    ------------------------------------------------------

    PENNSYLVANIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $222,422,747
    ------------------------------------------------------
    Gross unrealized appreciation             $ 14,042,709
    Gross unrealized depreciation              (12,300,835)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,741,874
    ------------------------------------------------------
    TEXAS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $  8,878,725
    ------------------------------------------------------
    Gross unrealized appreciation             $    740,215
    Gross unrealized depreciation                  (32,701)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    707,514
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 2001, the Colorado Portfolio, Michigan Portfolio, and Pennsylvania Portfolio had balances outstanding pursuant to this line of credit of $200,000, $600,000, and $800,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended July 31, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at July 31, 2001 is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                    EXPIRATION                                        NET UNREALIZED
    PORTFOLIO                       DATE        CONTRACTS                 POSITION     DEPRECIATION
    ------------------------------------------------------------------------------------------------
    Arizona                         9/01        27 U.S. Treasury Bond     Short         $(111,269)
    ------------------------------------------------------------------------------------------------
    Colorado                        9/01        8 U.S. Treasury Bond      Short         $  (7,171)
    ------------------------------------------------------------------------------------------------
    Connecticut                     9/01        34 U.S. Treasury Bond     Short         $ (30,485)
    ------------------------------------------------------------------------------------------------
    Michigan                        9/01        22 U.S. Treasury Bond     Short         $ (19,720)
    ------------------------------------------------------------------------------------------------
    Minnesota                       9/01        20 Municipal Bond         Short         $(110,744)
                                    9/01        14 U.S. Treasury Bond     Short           (70,522)
    ------------------------------------------------------------------------------------------------
    New Jersey                      9/01        100 Municipal Bond        Short         $(553,725)
                                    9/01        120 U.S. Treasury Bond    Short          (604,470)
    ------------------------------------------------------------------------------------------------
    Pennsylvania                    9/01        82 U.S. Treasury Bond     Short         $(339,298)

   At July 31, 2001, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts. At July 31, 2001, the Minnesota Portfolio and New Jersey Portfolio have entered into interest rate swap agreements with Morgan Stanley Capital Services, Inc. whereby the Portfolios make bi-annual payments at a rate equal to 4.915% on the notional amount of $500,000 and $2,500,000, respectively. In exchange, the Portfolios receive payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the contracts, which terminate April 30, 2021, are recorded as payables for open swap contracts of $20,240 and $101,199, respectively, on July 31, 2001.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF JULY 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
ARIZONA MUNICIPALS PORTFOLIO, COLORADO MUNICIPALS PORTFOLIO, CONNECTICUT MUNICIPALS PORTFOLIO, MICHIGAN MUNICIPALS PORTFOLIO, MINNESOTA MUNICIPALS PORTFOLIO, NEW JERSEY MUNICIPALS PORTFOLIO, PENNSYLVANIA MUNICIPALS PORTFOLIO AND TEXAS MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio (the "Portfolios") as of July 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 2001 and 2000 and supplementary data for each of the years in the five year period ended July 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio at July 31, 2001, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 7, 2001

EATON VANCE MUNICIPALS FUNDS AS OF JULY 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio
Manager of Colorado,
Connecticut and Michigan
Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio
Manager of Arizona and
Pennsylvania Municipals Portfolios

Robert B. MacIntosh
Vice President and Portfolio
Manager of Minnesota and
New Jersey Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio
Manager of Texas
Municipals Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF THE PORTFOLIOS
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF THE FUNDS
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109


CUSTODIAN
INVESTORS BANK &TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122


EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

-------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------
313-9/01                                                                  8CSRC